UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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ROCKWELL AUTOMATION, INC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2016

NOTICE OF
ANNUAL MEETING
AND PROXY STATEMENT

February 2, 2016 at 5:30 pm

Rockwell Automation, Inc.

1201 South Second Street

Milwaukee, Wisconsin 53204, USA

December 14, 2015

Dear Fellow Shareowner:

You are cordially invited to attend our 2016 Annual Meeting of Shareowners on Tuesday, February 2, 2016, at our Global Headquarters in Milwaukee, Wisconsin. You will find information about the business to be conducted at the meeting in the attached notice of meeting and proxy statement. At the meeting, I will also review the Company’s activities and performance during the last year and answer questions of general interest to shareowners. You can read more about our performance in the accompanying 2015 Annual Report and Form 10-K.

Your vote is important to us. Whether or not you plan to attend the meeting, it is important that your shares are represented and voted at the meeting. We encourage you to vote before the meeting by returning your proxy card or voting via the Internet or by telephone. If you decide to attend the meeting, you will still be able to vote in person, even if you previously submitted your proxy. Please follow the advance registration instructions on the outside back cover page of the proxy statement to obtain an admission card if you plan to attend.

We hope to see you at the meeting. On behalf of the entire Board, I want to thank you for your continued support of Rockwell Automation.

Sincerely yours,

Keith D. Nosbusch

Chairman and Chief Executive Officer

Table of Contents

NOTICE OF 2016 ANNUAL MEETING OF SHAREOWNERS	1
PROXY SUMMARY	2
PROXY STATEMENT	5
CORPORATE GOVERNANCE	6
ELECTION OF DIRECTORS	10
BOARD OF DIRECTORS AND COMMITTEES	15
DIRECTOR COMPENSATION	20
DIRECTOR COMPENSATION TABLE	22
OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY	23
COMPENSATION COMMITTEE REPORT	24
EXECUTIVE COMPENSATION	25
Compensation Discussion and Analysis	25
Summary Compensation Table	36
Grants of Plan-Based Awards Table	38
Outstanding Equity Awards at Fiscal Year-End Table	39
Option Exercises and Stock Vested Table	40
Pension Benefits Table	40
Non-Qualified Deferred Compensation	42
Non-Qualified Deferred Compensation Table	43
Potential Payments Upon Termination or Change of Control	43
AUDIT MATTERS	46
Proposal to Approve the Selection of Independent Registered Public Accounting Firm	46
Audit Committee Report	47
PROPOSAL TO APPROVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	48
PROPOSAL TO APPROVE AN AMENDMENT TO OUR 2012 LONG-TERM INCENTIVES PLAN	50
PROPOSAL TO APPROVE AN AMENDMENT TO OUR BY-LAWS TO ADD AN EXCLUSIVE FORUM PROVISION	56
OTHER MATTERS	57
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	57
ANNUAL REPORT	57
SHAREOWNER PROPOSALS FOR 2017 ANNUAL MEETING	57
GENERAL INFORMATION ABOUT THE MEETING AND VOTING	58
EXPENSES OF SOLICITATION	62
SUPPLEMENTAL FINANCIAL INFORMATION	62
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREOWNERS TO BE HELD ON FEBRUARY 2, 2016	63
APPENDIX A	64
APPENDIX B	73

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Rockwell Automation, Inc.

1201 South Second Street

Milwaukee, Wisconsin 53204, USA

Notice of 2016 Annual Meeting of Shareowners

To the Shareowners of ROCKWELL AUTOMATION, INC.:

The 2016 Annual Meeting of Shareowners of Rockwell Automation, Inc. will be held in Bradley Hall at the Rockwell Automation Global Headquarters, 1201 South Second Street, Milwaukee, Wisconsin, USA on Tuesday, February 2, 2016, at 5:30 p.m. (Central Standard Time) for the following purposes:

(a)

to vote on whether to elect as directors the two nominees named in the accompanying proxy statement;

(b)

to vote on a proposal to approve the selection by the Audit Committee of our Board of Directors of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2016;

(c)

to vote on a proposal to approve on an advisory basis the compensation of our named executive officers;

(d)

to vote on a proposal to amend our 2012 Long-Term Incentives Plan to increase the shares available for delivery;

(e)

to vote on a proposal to approve an amendment to our by-laws to add an exclusive forum provision; and

(f)

to transact such other business as may properly come before the meeting.

Only shareowners of record at the close of business on December 7, 2015 may vote at the meeting.

By order of the Board of Directors.

Douglas M. Hagerman

Secretary

December 14, 2015

Note: The Board of Directors solicits votes by the execution and prompt return of the accompanying proxy in the enclosed return envelope or by use of the Company’s telephone or Internet voting procedures.

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PROXY SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting. Page references are supplied to help you find further information in this proxy statement.

Annual Meeting of Shareowners

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Date and Time: Tuesday, February 2, 2016 at 5:30 pm CST

•

Location: Rockwell Automation Global Headquarters, 1201 South Second Street, Milwaukee, WI 53204

•

Record Date: December 7, 2015

Who May Vote

You may vote if you were a shareowner of record at the close of business on the December 7, 2015 record date.

How to Cast Your Vote

You can vote by any of the following methods:

  Internet (www.proxyvote.com) until February 1, 2016;

  Telephone (1-800-690-6903) until February 1, 2016;

  Complete, sign and return your proxy by mail by January 28, 2016;

•

If you hold shares in one of our savings plans, by Internet (www.proxyvote.com), telephone (1-800-690-6903) or mail by January 28, 2016; or

•

In person, at the Annual Meeting: If you are a shareowner of record, your admission card will serve as proof of ownership. If you hold your shares through a broker, nominee or other intermediary, you must bring proof of ownership to the meeting.

Voting Matters

We are asking you to vote on the following proposals at the Annual Meeting:

	Board Vote Recommendation	Page Reference (for more detail)
Election of Directors	FOR each Director Nominee	10
Approval of Auditors	FOR	46
Advisory Vote on Executive Compensation	FOR	48
Amendment to 2012 Long-Term Incentives Plan to Increase Available Shares	FOR	50
Amendment to By-laws to Add Exclusive Forum	FOR	56

Board and Governance Highlights (page 6)

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All directors and nominees are independent (except our CEO)

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Balanced director tenure – three continuing directors have more than ten years of service and five have less than five years of service

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Balanced director ages with three directors under age 60

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Independent Lead Director

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Diverse Board

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Code of Conduct for all employees and directors

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Stock ownership requirements for officers and directors

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Anti-hedging and anti-pledging policies

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Annual ethics training

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Active shareowner engagement

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The following chart highlights certain key qualifications represented by each continuing director. Additional information about each director’s capabilities and other qualifications is set forth in each director’s profile.

Summary of Qualifications of Continuing Directors

Skills/Attribute	Alewine	Holloman	Kalmanson	Keane	Kingsley	McCormick	Nosbusch	Parfet	Payne
Leadership	•	•	•	•	•	•	•	•	•
International	•		•	•	•		•
Finance	•			•	•			•	•
Industry		•	•		•	•	•	•
Risk		•	•	•		•		•	•
Technology	•	•				•	•		•
Other Information
Age	67	60	63	56	52	71	64	63	57
Tenure	15	2	4	4	2	26	11	7	<1
Other Public Company Boards	1	0	0	1	0	0	1	3	2

Board Nominees (page 10)

The following table provides summary information about each director nominee.

Name	Age	Director Since	Occupation	Independent	Committee Memberships	Other Public Company Boards
William T. McCormick, Jr.	71	1989	Retired Chairman of the Board and Chief Executive Officer, CMS Energy Corporation	Yes	• Board Composition and Governance • Compensation	0
Keith D. Nosbusch	64	2004	Chairman of the Board, President and Chief Executive Officer, Rockwell Automation	No	None	1

Auditor (page 46)

We ask our shareowners to approve the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending September 30, 2016 (the D&T appointment). Below is summary information about fees paid to Deloitte & Touche LLP for services provided in fiscal 2015 and 2014 (in millions):

Year Ended September 30	2015	2014
Audit Fees	$5.53	$5.74
Audit-Related Fees	0.22	0.14
Tax Fees	0.00	0.00
All Other Fees	0.01	0.01
TOTAL	$5.76	$5.89

Executive Compensation (page 25)

Our executive compensation program is designed to attract and retain executive talent and emphasize pay for performance. Our compensation program includes base salary, annual incentive compensation, long-term incentives, defined benefit and defined contribution retirement plans and a very limited perquisite package. Our compensation program includes the following key principles:

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Compensation decisions are based on a number of factors, including market compensation rates, Company performance against pre-established goals and the relative share performance of the Company compared to the broader stock market, as well as the experience and contributions of individual executives.

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A significant portion of an executive’s compensation is directly linked to our performance and the creation of shareowner value.

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Long-term incentives reward management for creating shareowner value and align the financial interests of executives and shareowners.

•

Incentive compensation payouts vary significantly from year to year based on performance compared to goals.

We seek sustained growth and performance through various activities that depend on our executives for their planning and execution. We believe it is important to align the compensation of our leadership with this growth and performance strategy through pay for performance. We believe our shareowners support this philosophy based on the overwhelming level of shareowner support for the proposal to approve the compensation of our named executive officers presented at our 2015 Annual Meeting.

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Advisory Vote to Approve Executive Compensation (page 48)

We ask our shareowners to approve on an advisory basis the compensation of our named executive officers. We believe our compensation programs and practices are appropriate and effective in implementing our compensation philosophy, support achieving our goals with appropriate levels of risk and are aligned with shareowner interests, including:

•

a balanced mix of long-term incentives including stock options, performance shares and restricted stock to motivate long-term performance and reward executives for absolute gains in share price and relative performance based on total shareowner return compared to the S&P 500 Index;

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very limited perquisites;

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stock ownership requirements for officers;

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annual incentive compensation payouts tied directly to performance and capped at 200% of target, limiting excessive awards for short-term performance;

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multiple-year vesting of long-term incentive awards;

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absence of employment contracts with our named executive officers; and

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use of claw-back agreements and recoupment policy.

Proposal to Amend our 2012 Long-Term Incentives Plan (page 50)

We ask our shareowners to approve an amendment to our 2012 Long-Term Incentives Plan to increase by 5 million the number of shares available for delivery under the plan (the LTIP Amendment). The LTIP Amendment will allow us to maintain our focus on providing performance-based pay for our employees and continue the strong alignment of our compensation program with long-term shareowner value. The proposal also includes approval of performance measures to enable certain awards to qualify under Internal Revenue Code Section 162(m).

Proposal to Amend our By-Laws (page 56)

We ask our shareowners to approve an amendment to our by-laws to add a provision designating Delaware as the exclusive forum for certain intra-corporate disputes (the By-law Amendment). The Board believes that the By-law Amendment will provide an efficient and cost – effective means for managing litigation.

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PROXY STATEMENT

2016 Annual Meeting

The 2016 Annual Meeting of Shareowners of Rockwell Automation, Inc. will be held at 5:30 p.m. (Central Standard Time) on February 2, 2016, for the purposes set forth in the accompanying Notice of 2016 Annual Meeting of Shareowners. This proxy statement and the accompanying proxy are furnished in connection with the solicitation by our Board of Directors of proxies to be used at the meeting and at any adjournment of the meeting. We will refer to your company in this proxy statement as “we,” “us,” “our,” the “Company” or “Rockwell Automation.”

This proxy statement and form of proxy are being distributed or made available to shareowners beginning on or about December 22, 2015.

Rockwell Automation

We are a leading global provider of industrial automation power, control, and information solutions that help manufacturers achieve competitive advantages for their businesses. Our products, solutions and services are designed to meet our customers’ needs to reduce total cost of ownership, maximize asset utilization, improve time to market and reduce enterprise business risk.

The Company continues the business founded as the Allen-Bradley Company in 1903. The privately-owned Allen-Bradley was a leading North American manufacturer of industrial automation equipment when the former Rockwell International Corporation (RIC) purchased it in 1985.

We were incorporated in Delaware in connection with a tax-free reorganization completed on December 6, 1996, pursuant to which we divested our former aerospace and defense business (the A&D Business) to The Boeing Company. In the reorganization, RIC contributed all of its businesses, other than the A&D Business, to us and distributed all of our capital stock to RIC’s shareowners. Boeing then acquired RIC. RIC was incorporated in 1928.

Our principal executive office is located at 1201 South Second Street, Milwaukee, Wisconsin 53204, USA. Our telephone number is +1 (414) 382-2000 and our website is located at www.rockwellautomation.com. Our common stock trades on the New York Stock Exchange (NYSE) under the symbol ROK.

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CORPORATE GOVERNANCE

Good governance is a critical part of our corporate culture. The following provides an overview of certain of our governance practices:

Board of Directors

- Size of Board – 11, reducing to 9
- Plurality vote with director resignation policy for failures to receive a majority vote in uncontested director elections
- Combined Chairman and CEO, with Lead Independent Director
- All directors are expected to attend the Annual Meeting

Board Composition

- Number of independent directors – 10, reducing to 8
- Diverse Board with different backgrounds, experiences and expertise, as well as balanced mix of ages and tenure of service
- Six current and former CEOs
- Audit Committee has financial experts

Board Processes

- Independent directors meet without management present
- Annual Board and Committee self-assessments and individual director evaluations
- Board orientation program
- Guidelines on Corporate Governance approved by Board
- Board plays active role in risk oversight
- Full Board regularly reviews succession planning

Board Alignment with Shareowners

- Annual equity grants align interests of directors and officers with shareowners
- Annual advisory approval of executive compensation
- Stock ownership requirements for officers and directors
- Active shareowner engagement

Compensation

- No employment agreements with officers
- Executive compensation is tied to performance – 67% to 83% of target pay for NEOs is performance-based
- Anti-hedging and anti-pledging policies for directors and officers
- Recoupment policy and claw-back agreements

Integrity and Compliance

- Code of Conduct for employees, officers and directors
- Environmental, health and safety policies
- Annual training on ethical behavior is required for all employees

Other

- Employees may vote their shares in Company-sponsored plans
- An independent inspector tabulates shareowner votes for the Annual Meeting
- Disclosure Committee to ensure timely and accurate disclosures in SEC reports
- No poison pill

The Board of Directors has adopted Guidelines on Corporate Governance that contain general principles regarding the responsibilities and function of our Board and Board Committees. The Guidelines set forth the Board’s governance practices with respect to leadership structure, Board meetings and access to senior management, director compensation, director qualifications, Board performance, management development and succession planning, director stock ownership, and enterprise risk management. The Guidelines are available on our website at http://www.rockwellautomation.com/ global /about-us/corporate-governance/overview.page.

Shareowner Engagement

Our Board values the views of shareowners and considers shareowner feedback in establishing and evaluating appropriate policies and practices. In 2014, the Board considered shareowner feedback when it decided to repeal a director qualification by-law provision. The Board also considered shareowner views in evaluating our vote standard in uncontested director elections. Last year our proxy statement included a management proposal asking shareowners to approve an amendment to our certificate of incorporation to change our vote standard.

The Board is mindful that investor engagement with companies has increased in recent years, with more investors expecting some form of regular engagement. While we have always had regular dialogue with our investors about a variety of business and strategic matters, our engagement on corporate governance matters has occurred primarily during proxy season. In 2015, however, we started a more formalized program for active shareowner engagement on governance matters. We contacted our twenty largest shareowners, who represent about 40% of our outstanding shares, and offered to discuss our corporate governance and compensation practices and address any concerns they may have

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about the Company. Thirteen shareowners accepted our invitation. We discussed various topics including investor proxy voting processes, shareowner engagement practices, various corporate governance practices, and our executive compensation program. The feedback was summarized and presented to the Board Composition and Governance Committee, the Compensation Committee and the full Board.

We received positive feedback on our management and Board, outreach efforts, responsiveness to shareowners and executive compensation program. As part of our governance discussion, we learned that most investors are supportive of exclusive forum by-laws if put to a shareowner vote. In view of this feedback, we are asking shareowners to approve an amendment to our by-laws to add an exclusive forum provision. Also, our shareowners confirmed that they want regular engagement with the Company. Accordingly, we plan to continue a program of shareowner engagement both during and outside of proxy season.

We believe that having regular engagement with our shareowners will strengthen our relationships with shareowners and help us to better understand shareowner views on our corporate governance practices and other matters of importance to our business.

Related Person Transactions

The Board of Directors adopted a written policy regarding how it will review and approve related person transactions (as defined below). The Board Composition and Governance Committee is responsible for administering this policy. The policy is available on our website at http:// www.rockwellautomation.com/global/about-us/corporate- governance/overview.page.

The policy defines a related person transaction as any transaction in which the Company is or will be a participant, in which the amount involved exceeds $120,000, and in which any director, director nominee, executive officer or more than 5% shareowner or any of their immediate family members has or will have a direct or indirect material interest. The policy sets forth certain transactions, arrangements and relationships not reportable under Securities and Exchange Commission (SEC) rules that do not constitute related person transactions.

Under this policy, each director, director nominee and executive officer must report each proposed or existing transaction between us and that individual or any of that individual’s immediate family members to our General Counsel. Our General Counsel will assess and determine whether any transaction reported to him or of which he learns constitutes a related person transaction. If our General Counsel determines that a transaction constitutes a related person transaction, he will refer it to the Board Composition and Governance Committee. The Committee will approve or ratify a related person transaction only if it determines that the transaction is in, or is not inconsistent with, the best interests of the Company and its shareowners. In determining whether to approve or ratify a related person transaction, the Committee will consider factors it deems appropriate, including:

•

the fairness to the Company;

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whether the terms of the transaction would be on the same basis if a related person was not involved;

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the business reasons for the Company to participate in the transaction;

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whether the transaction may involve a conflict of interest;

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the nature and extent of the related person’s and our interest in the transaction; and

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the amount involved in the transaction.

There are no related person transactions to report in this proxy statement.

Potential Director Candidates

The Board Composition and Governance Committee is responsible for screening potential director candidates and recommending qualified candidates to the full Board.

The Committee will consider director candidates recommended by shareowners. Shareowners can recommend director candidates by writing to the Corporate Secretary at Rockwell Automation, 1201 South Second Street, Milwaukee, Wisconsin 53204, USA. The recommendation must include the candidate’s name, biographical data and qualifications and any other information required by the SEC to be included in a proxy statement with respect to a director nominee. Any shareowner recommendation must be accompanied by a written statement from the candidate indicating his or her willingness to serve if nominated and elected. The recommending shareowner also must provide evidence of being a shareowner of record of our common stock at that time.

The Committee, the Chairman and Chief Executive Officer or other members of the Board may identify a need to add new members to the Board or fill a vacancy on the Board. In that case, the Committee will initiate a search for qualified director candidates, seeking input from senior management and Board members, and to the extent it deems it appropriate, outside search firms. The Committee will evaluate qualified candidates and then make its recommendation to the Board.

In making its recommendations to the Board with respect to director candidates, the Committee considers various criteria set forth in our Board Membership Criteria (see Exhibit A to the Committee’s Charter), including experience, professional background, specialized expertise, diversity and concern for the best interests of shareowners as a whole. In addition, directors must be of the highest character and integrity, be free of conflicts of interest with the Company, and have sufficient time available to devote to the affairs of the Company. The Committee from time to time reviews with the Board our Board Membership Criteria.

The Committee will evaluate properly submitted shareowner recommendations under substantially the same criteria and in substantially the same manner as other potential candidates.

In addition to recommending director candidates to the Committee, shareowners may nominate candidates for election to the Board directly at the annual shareowner meeting by following the procedures and providing the information, including a questionnaire, representation and agreement from the nominee, set forth in our by-laws. See “Shareowner Proposals for 2017 Annual Meeting” set forth later in this proxy statement.

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Diversity

The Board does not have a formal policy with respect to diversity, but recognizes the value of a diverse Board and thus has included diversity as a factor that is taken into consideration in its Board Membership Criteria.

When it considers the composition of the Board, especially when adding new directors, the Board Composition and Governance Committee assesses the skills and experience of Board members and compares them to the skills that might benefit the Company, in light of the current Board composition. The Committee seeks people with a variety of occupational and personal backgrounds to ensure that the Board benefits from a range of perspectives and to enhance the diversity of the Board in such areas as experience, geography, race, gender and ethnicity. When selecting director candidates, the Committee may establish specific skills, experiences or backgrounds that it believes the Board should seek in order to achieve balance and effectiveness.

The Board believes that it is important that its members reflect diverse viewpoints so that, as a group, the Board includes a sufficient mix of perspectives to allow the Board best to fulfill its responsibilities to shareowners.

Communications to the Board and Ombudsman

Shareowners and other interested parties may send communications to the Board, an individual director, the Lead Director, the non-management directors as a group, or a Board Committee at the following address:

Rockwell Automation, Inc.
c/o Corporate Secretary
1201 South Second Street
Milwaukee, Wisconsin 53204, USA
Attn: Board of Directors

The Secretary will receive and process all communications before forwarding them to the addressee. The Secretary will forward all communications unless the Secretary determines that a communication is a business solicitation or advertisement, or requests general information about us.

In accordance with procedures approved by the Audit Committee of our Board of Directors, concerns about accounting, internal controls or auditing matters should be reported to the Ombudsman as outlined in our Code of Conduct, which is available on our website at www.rockwellautomation.com, select “Sustainability & Ethics” at the bottom of the page, then under “Integrity & Compliance” click on “Code of Conduct.” These standards are also available in print to any shareowner upon request. The Ombudsman is required to report promptly to the Audit Committee all reports of questionable accounting or auditing matters that the Ombudsman receives. You may contact the Ombudsman by addressing a letter to:

Ombudsman
Rockwell Automation, Inc.
1201 South Second Street
Milwaukee, Wisconsin 53204, USA

You may also contact the Ombudsman by telephone at 1 (800) 552-3589 (US only) or +1 (414) 382-8484, e-mail at ombudsman@ra.rockwell.com, fax at +1 (414) 382-8485, or, if you wish to remain anonymous, by going to: https://rockwellautomationombudsman.alertline.com.

Board Leadership Structure

Our Board of Directors adheres to a flexible approach to the question of whether to separate or combine the roles of Chairman and CEO. The Board believes that this is a matter that should be discussed and determined by the Board from time to time and that it depends upon the current performance of the Company and the experience, knowledge and temperament of the CEO. Currently the Board has combined the roles of Chairman and CEO and Mr. Nosbusch serves in both capacities. The Board believes that at this time this leadership structure strengthens the leadership of the Company and does not impair the Board’s independence, its ability to control its agenda or its oversight of management. The Board further has concluded that this combined structure improves the efficiency of decision-making by the Board, in light of Mr. Nosbusch’s long experience and extensive knowledge of the Company’s operations, its customers and the major business issues that it faces, and provides the Company with strong and consistent leadership.

In order to ensure the effectiveness of the independent directors, the independent directors elected Verne G. Istock to serve as Lead Director. Mr. Istock is an experienced director, having served as non-executive Chairman of Masco Corporation and as retired Chairman and President of Bank One Corporation. Mr. Istock will not continue as a director after the Annual Meeting in accordance with the Board’s retirement policy. The Board has elected Donald R. Parfet to serve as Lead Director effective immediately before the Annual Meeting. Mr. Parfet is an experienced director having served as a senior executive of a pharmaceutical company, as lead director of another public company, and as an outside director on three public company boards (in addition to the Company). The duties and responsibilities of the Lead Director include: preside at all meetings of the Board at which the Chairman is not present; preside at all executive sessions of the independent directors; act as a key liaison between the Chairman and CEO and the independent directors; call meetings of the independent directors, when necessary; communicate Board feedback to the Chairman and CEO after each Board meeting (except that the Chair of the Compensation Committee will lead the discussion of the performance of the Chairman and CEO and communicate the Board’s evaluation of that performance to the Chairman and CEO); and perform such other duties as the Board may request from time to time. Our Guidelines on Corporate Governance require the appointment of an independent Lead Director in the event the Chairman is a management director.

The Board’s independent oversight function is further enhanced by the fact that all four Committees are comprised entirely of independent directors, the directors have complete access to management, the Board and these Committees may retain their own advisors and there is an annual evaluation by the independent Compensation Committee of our CEO’s performance against pre-determined goals.

The Board believes the current leadership structure is appropriate for the Company at this time, providing effective independent oversight of management and a highly engaged and functioning Board.

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Succession Planning

Our Board considers succession planning and development to be a critical part of the Company’s long-term strategy. The full Board oversees CEO and senior management succession and development plans and receives regular reports on employee engagement and retention matters. At least annually the Board reviews senior management succession and development plans with our CEO. With regard to CEO succession planning, the Board regularly discusses potential CEO candidates and their development and preparedness.

Board’s Role in Risk Oversight

The responsibility for managing risk rests with executive management. The Board has primary responsibility for oversight of management’s program of enterprise risk management for the Company. The standing Committees of the Board address the risks related to their respective areas of oversight, and the Audit Committee is responsible for reviewing the overall guidelines and policies that govern our process for risk assessment and management.

Management periodically reports to the Board regarding the system that management has implemented to assess, manage and monitor risks. Management also reports to the Board on the risks it has assessed to be the most significant, together with management’s plans to mitigate those risks.

Our risk management system seeks to ensure that the Board is informed of major risks facing the Company. The Audit Committee provides oversight regarding financial risks. The Audit Committee receives regular reports on management policies and practices relating to the Company’s financial statements, and the effectiveness of internal controls over financial reporting. The Audit Committee also receives regular reports from the Company’s independent auditors and general auditor as well as the General Counsel regarding legal and compliance risks. The Compensation Committee considers the risk implications of the incentives created by our compensation programs. The Technology and Corporate Responsibility Committee oversees risks related to technology, safety, and environmental protection, among other corporate responsibility matters. The Board Composition and Governance Committee oversees governance-related risks including conflicts of interest, director independence, and board and committee structure and performance.

Our risk oversight is aligned with the Board’s oversight of the Company’s strategies and plans. Thus, the Board ordinarily receives reports on the risks implicated by the Company’s strategic decisions concurrent with the deliberations leading to those decisions. From time to time, the full Board will receive reports from management on enterprise risks that are not specifically assigned to a specific committee.

We believe we have an effective risk management system that fosters a culture of appropriate risk taking. We have strong internal processes and a strong control environment to identify and manage risks. We also believe that our leadership structure, with Mr. Nosbusch serving as both Chairman and CEO, enhances the Board’s effectiveness in overseeing risk. Mr. Nosbusch’s extensive knowledge of the Company’s business and operations also helps the Board to identify and address key risks facing the Company. Executive officers are assigned responsibility for managing the risks deemed most significant.

Our Annual Report on Form 10-K for the year ended September 30, 2015 contains an extensive description of the most significant enterprise risks that we face.

Independent Director Sessions

The independent directors meet in executive session without any officer or member of management present in conjunction with regular meetings of the Board. The Lead Director presides over executive sessions. Following each executive session, the Lead Director will discuss with the Chairman and CEO appropriate matters from these sessions.

Corporate Governance Documents

You will find current copies of the following corporate governance documents on our website at http://www.rockwellautomation.com/global/about-us/corporate-governance/overview.page.

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Board of Directors Guidelines on Corporate Governance

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Audit Committee Charter

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Compensation Committee Charter

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Board Composition and Governance Committee Charter

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Technology and Corporate Responsibility Committee Charter

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Code of Conduct

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Related Person Transactions Policy

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Executive Compensation Recoupment Policy

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Shareowner Communications to the Board and Ombudsman

•

Certificate of Incorporation

•

By-laws

We will provide printed copies of any of these documents to any shareowner upon written request to Rockwell Automation Shareowner Relations, 1201 South Second Street, Milwaukee, WI 53204, USA.

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ELECTION OF DIRECTORS

Our certificate of incorporation provides that the Board of Directors will consist of three classes of directors serving staggered three-year terms that are as nearly equal in number as possible. One class of directors is elected each year with terms extending to the third succeeding Annual Meeting after election.

The terms of four directors expire at the 2016 Annual Meeting. The Board has nominated two of these current directors, upon the recommendation of the Board Composition and Governance Committee, for election as directors with terms expiring at the 2019 Annual Meeting. The other two directors, Verne G. Istock and Barry C. Johnson, have reached the retirement age for directors and were not nominated for re-election to the Board in accordance with the Board’s retirement policy. The Board approved a decrease in the number of directors from eleven to nine effective immediately before the 2016 Annual Meeting.

Proxies properly submitted will be voted at the meeting, unless authority to do so is withheld, for the election of the two nominees specified in Nominees for Election as Directors below, subject to applicable NYSE regulations. If for any reason either of these nominees is not a candidate when the election occurs (which is not expected), proxies and shares properly authorized to be voted will be voted at the meeting for the election of a substitute nominee. Alternatively, the Board of Directors may decrease the number of directors.

Information about Director Nominees and Continuing Directors

For each director nominee and continuing director, we have stated the person’s name, age (as of December 1, 2015) and principal occupation; the position, if any, with the Company; the period of service as a director of the Company (or a predecessor corporation); and other directorships held.

Nominees for election as directors with terms expiring in 2019

William T. McCormick, Jr

Director Since: 1989

Age: 71

Committees: Board Composition & Governance and Compensation (Chair)

Independent

Retired Chairman of the Board and Chief Executive Officer, CMS Energy Corporation (diversified energy)

Experience and Qualifications:

Mr. McCormick served as Chairman of the Board and Chief Executive Officer of CMS Energy Corporation from November 1985 until May 2002. Before joining CMS, he had been Chairman and Chief Executive Officer of American Natural Resources Company (natural gas company) and Executive Vice President and a director of its parent corporation, The Coastal Corporation (energy holding company).

Mr. McCormick brings significant leadership and executive experience to the Board having served as Chairman and CEO of CMS Energy Corporation, a publicly-traded Fortune 500 company, for 17 years. CMS was involved in large energy technology development projects in oil and gas, pipeline, power generation, and electric and gas distribution. As Chairman and CEO, he was regularly exposed to issues facing leadership of a large global company, including risk management, strategic planning, corporate governance, human resources and executive compensation. He previously chaired the Nominating and Governance Committee and the Compensation Committee at Schlumberger Ltd. He also chaired the Risk Management Committee of the Board of First Chicago NBD Bank for two years. He holds a Ph.D. in nuclear engineering from the Massachusetts Institute of Technology.

Leadership	International	Finance	Industry	Risk	Technology

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Keith D. Nosbusch

Director Since: 2004 Age: 64 Committees: None Chairman of the Board, President and Chief Executive Officer

Experience and Qualifications:

Mr. Nosbusch has been our Chairman of the Board since February 2005 and our President and Chief Executive Officer since February 2004. He served as Senior Vice President and President, Rockwell Automation Control Systems from November 1998 until February 2004. Mr. Nosbusch is a director of The Manitowoc Company, Inc. and serves as a director or member of a number of business, civic and community organizations.

As our Chairman and CEO, Mr. Nosbusch has significant experience with and knowledge of the Company. He rose through management having served in various positions including president of our Control Systems business. His long experience and extensive knowledge of the Company’s operations, its customers, and the major business issues that it faces enhances overall board effectiveness and interaction with management. He also serves on the board of another public company, where he has gained experience with corporate governance, audit and risk oversight and overall board procedures and functioning. Mr. Nosbusch earned an M.B.A. from the University of Wisconsin — Milwaukee.

Continuing directors with terms expiring in 2017

Steven R. Kalmanson

Director Since: 2011

Age: 63

Committees: Board Composition & Governance and Technology & Corporate Responsibility

Independent

Retired Executive Vice President, Kimberly-Clark Corporation (consumer package goods)

Experience and Qualifications:

Mr. Kalmanson joined Kimberly-Clark Corporation in 1977 and held various marketing and business management positions within the consumer products businesses. He was appointed President, Adult Care in 1990, President, Child Care in 1992, President, Family Care in 1994, Group President of the Consumer Tissue segment in 1996, Group President-North Atlantic Personal Care in 2004 and Group President-North Atlantic Consumer Products in 2005. Mr. Kalmanson was president and sole owner of Maxair, Inc., an aviation services company, from 1988 to 2011.

Mr. Kalmanson brings extensive business and executive management experience to the Board having served in various officer positions for Kimberly-Clark, a global public company. Throughout his career, he successfully initiated and managed change to assist in the transformation of Kimberly-Clark from a pulp and paper company to a globally-recognized consumer package goods conglomerate marketing some of the most recognized brands in the world. In addition to his U.S. experience, he has international management experience through his responsibilities for Kimberly-Clark’s European and Canadian businesses and sales organizations, global procurement and supply chain organizations and marketing research and services organizations. He successfully innovated, restaged and grew Kimberly-Clark’s global consumer brands and businesses. He has experience leading mergers and acquisitions, organizational restructurings and facility closures and divestitures. In addition, he owned and operated his own aviation services business from 1988 until 2011, which gives him insights into economic, operational, regulatory and other challenges faced by the Company. Mr. Kalmanson holds an M.B.A. from the University of Witwatersrand, Johannesburg, South Africa.

Leadership	International	Finance	Industry	Risk	Technology

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James P. Keane

Director Since: 2011 Age: 56 Committees: Audit and Technology & Corporate Responsibility Independent President and Chief Executive Officer, Steelcase Inc. (office furniture)

Experience and Qualifications:

In March 2014, Mr. Keane became President and Chief Executive Officer of Steelcase Inc. He has held several leadership roles since joining Steelcase in 1997. He served as Senior Vice President and Chief Financial Officer of Steelcase Inc. from 2001 through 2006. He was named President of the Steelcase Group in October 2006, where he had responsibility for the sales, marketing and product development activities of certain brands primarily in North America. In January 2011, he assumed leadership of the Steelcase brand across the Americas and Europe, the Middle East and Africa. From November 2012 to April 2013, he served as Chief Operating Officer, responsible for the design, engineering and development, manufacturing, sales and distribution of all brands in all countries where Steelcase does business. From April 2013 to March 2014, Mr. Keane served as President and Chief Operating Officer. Mr. Keane has served as a director of Steelcase since April 2013. He also serves as a director or trustee of a number of civic and charitable organizations.

As President, Chief Executive Officer and a board member of a global public company, Mr. Keane brings current business experience and knowledge to the Board. Through his executive roles at Steelcase, he has extensive leadership experience and a comprehensive understanding of business operations, processes and strategy as well as risk management, sales, marketing and product development. In addition, he has a high level of financial literacy and accounting experience having served as CFO of Steelcase. His understanding of financial statements, accounting principles, internal controls and audit committee functions provides the Board with expertise in addressing the complex issues that can be raised by the Company’s financial reporting and matters related to the Company’s financial position. Mr. Keane holds a master’s degree in management from the Kellogg School of Management, Northwestern University.

Donald R. Parfet

Director Since: 2008

Age: 63

Committees: Audit (Chair) and Compensation

Independent

Managing Director, Apjohn Group, LLC (business development); General Partner, Apjohn Ventures Fund (venture capital fund)

Experience and Qualifications:

Mr. Parfet has served as Managing Director of Apjohn Group since 2001. Before that, he served as Senior Vice President of Pharmacia Corporation (pharmaceuticals). Mr. Parfet is a director of ProNAi Therapeutics, Inc., Kelly Services, Inc. and Masco Corporation and serves as a director or trustee of a number of business, civic and charitable organizations.

Mr. Parfet brings extensive finance and industry experience to the Board. He has served as General Partner of Apjohn Ventures Fund, a venture capital fund, since 2003. In this role, he is an active investor in early stage pharmaceutical companies, which requires evaluating financial and development risk associated with emerging medicines. During his years at The Upjohn Company and its successor Pharmacia & Upjohn, he had extensive financial and corporate staff management responsibilities and ultimately senior operational responsibilities for multiple global business units. He is experienced in leading strategic planning, risk assessment, human resource planning and financial planning and control as well as the manufacturing of pharmaceuticals, chemicals and research instruments. Mr. Parfet has board oversight and corporate governance experience from his current service as Lead Director of Kelly Services, Inc. and former chairman of its Audit Committee. He is also a director of Masco Corporation, where he serves on its Audit and Compensation Committees, and ProNAi Therapeutics, Inc., where he serves as Chairman of the Board, chairman of its Compensation Committee and a member of its Nominating and Governance Committee. Mr. Parfet holds an M.B.A. from the University of Michigan.

Leadership	International	Finance	Industry	Risk	Technology

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Continuing directors with terms expiring in 2018

Betty C. Alewine

Director Since: 2000

Age: 67

Committees: Compensation and Technology & Corporate Responsibility (Chair)

Independent

Retired President and Chief Executive Officer, COMSAT Corporation (now part of Lockheed Martin Corporation) (global satellite services and digital networking services and technology)

Experience and Qualifications:

Ms. Alewine was named Chief Executive Officer of COMSAT in July 1996 and served in that position until the merger of COMSAT and Lockheed Martin Corporation in 2000. Ms. Alewine joined COMSAT in 1986 as Vice President of Sales and Marketing, and then served as the Vice President and General Manager and in 1994 as President of COMSAT International, the company’s largest operating unit. Ms. Alewine is a director of New York Life Insurance Company and The Brink’s Company. She also serves as a director or member of a number of civic and charitable organizations.

Ms. Alewine has significant leadership experience having served as the CEO of COMSAT Corporation and executive-level experience with international business operations, strategic business development, technology and sales and marketing. She brings valuable experience and knowledge through her service on the boards of other companies in finance, risk oversight, audit and corporate governance matters. She serves on the Governance (Chair) and Compensation Committees of New York Life Insurance Company and on the Audit (Chair), Corporate Governance and Executive Committees of The Brink’s Company. She also has global industrial knowledge having served as the United States representative to the Board of Governors of the International Telecommunications Satellite Organization (INTELSAT) and Chairman and Vice Chairman of the INTELSAT Board, as well as on the President’s National Security Telecommunications Advisory Council. Ms. Alewine received an Honorary Doctorate of Engineering from Stevens Institute of Technology for her contributions to the field of satellite communications technology.

J. Phillip Holloman

Director Since: 2013

Age: 60

Committees: Audit and Technology & Corporate Responsibility

Independent

President and Chief Operating Officer, Cintas Corporation (corporate identity uniforms and related business services)

Experience and Qualifications:

Mr. Holloman has been President and Chief Operating Officer of Cintas Corporation since 2008. He joined Cintas in 1996 and has served in various positions including Vice President – Engineering/Construction from 1996 to 2000, Vice President – Distribution/Production Planning from 2000 to 2003, Executive Champion of Six Sigma Initiatives from 2003 to 2005, Senior Vice President – Global Supply Chain Management from 2005 until 2008. Mr. Holloman serves as a director or member of several educational and civic organizations.

As President and Chief Operating Officer of Cintas, Mr. Holloman brings significant leadership and operational experience to our Board. He has extensive knowledge and experience in the areas of process improvement, operations and management. During his tenure at Cintas, he has led teams that built 37 new Cintas rental processing facilities and standardized the utilization of automated processing equipment systems. He also implemented a process that reduced the time it took to achieve target operating efficiency by 75 percent. In the area of distribution and production planning, he and his team, using Six Sigma methodologies, improved profit, service levels and internal customer satisfaction while reducing inventory levels. Mr. Holloman’s current leadership and operational experience give him a comprehensive understanding of processes, strategy, risk management and how to drive change and growth. Mr. Holloman received his Bachelor’s degree, Engineering, from the University of Cincinnati.

Leadership	International	Finance	Industry	Risk	Technology

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Lawrence D. Kingsley

Director Since: 2013

Age: 52

Committees: Board Composition & Governance and Compensation

Independent

Former Chairman and Chief Executive Officer, Pall Corporation (filtration, separation and purification solutions for fluid management)

Experience and Qualifications:

Mr. Kingsley was named Chairman of Pall Corporation in 2013 and Chief Executive Officer in 2011 and served in those positions until Danaher Corporation acquired Pall in August 2015. From 2005 to 2011, he served as President and Chief Executive Officer of IDEX Corporation, a company specializing in the development, design and manufacture of fluid and metering technologies and health and science technologies products. Mr. Kingsley remained Chairman of IDEX until the end of 2011. Before joining IDEX, he held management positions of increasing responsibility with Danaher Corporation, Kollmorgen Corporation and Weidmuller Incorporated. Mr. Kingsley served as a director of Cooper Industries plc, an industrial electrical components company, from 2007 until 2012.

As former Chairman and CEO of Pall, a global public company, Mr. Kingsley brings strong executive leadership and business management skills to our Board. He offers in-depth knowledge and experience in strategic planning, corporate development and operations analysis. He has insights into the multitude of issues facing public companies and corporate governance practices through his service on other public company boards. He also brings significant financial expertise to the Board including all aspects of financial reporting, corporate finance, executive compensation and capital markets, having served on the audit and compensation committees of another public company. Mr. Kingsley holds an M.B.A. from the College of William and Mary.

Lisa A. Payne

Director Since: 2015 Age: 57 Committees: Audit Independent Vice Chairman and Chief Financial Officer, Taubman Centers, Inc. (a real estate investment trust)

Experience and Qualifications:

Ms. Payne has served as Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. since 2005. She joined Taubman in 1997, serving as the Executive Vice President and the Chief Financial and Administrative Officer from 1997 to 2005. Before joining Taubman, she was an investment banker with Goldman Sachs & Co. from 1987 to 1997. Ms. Payne has been a director of Taubman since 1997. She also is a director of Masco Corporation, where she serves on its Audit and Compensation Committees, and a former trustee of Munder Series Trust and Munder Series Trust II, open-end management investment companies. She also serves as a director or trustee of several educational and charitable organizations.

As Vice Chairman and CFO of a public company, Ms. Payne brings strong leadership, operational and finance experience to our Board. Her leadership role at Taubman gives her critical insights into company operations, strategy, competition and information technology that assists our Board in its oversight function. Her present position as CFO and past experience as an investment banker provides the Board with financial, accounting and corporate finance expertise. She has a high level of financial literacy and accounting experience that provides the Board with expertise in understanding and overseeing financial reporting and internal controls. In addition, her board and board committee experience at Taubman and Masco give her significant insight as to governance, risk management and compliance-related matters of public companies. Ms. Payne holds an M.B.A. from the Fuqua School of Business Administration, Duke University.

The Board of Directors recommends that you vote “FOR” the election as directors of the two nominees described above, which is presented as item (a).

Leadership	International	Finance	Industry	Risk	Technology

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Summary of our Continuing Directors and Nominees

BOARD OF DIRECTORS AND COMMITTEES

Board Meetings and Committees

Our business is managed under the direction of the Board of Directors. The Board has established four standing committees: the Audit Committee, the Board Composition and Governance Committee, the Compensation Committee and the Technology and Corporate Responsibility Committee, whose principal functions are briefly described below. Each Committee has a written charter that sets forth the duties and responsibilities of the Committee. Current copies of the Committee charters are available on our website at http://www.rockwellautomation.com/global/about-us/corporate-governance/overview.page. The Committees review and assess the adequacy of their charters each year and recommend any proposed changes to the Board for approval. During fiscal 2015, each Committee reviewed its charter. The Board Composition and Governance, Compensation and Technology and Corporate Responsibility Committees did not make any changes to their charters. The Audit Committee amended its charter to clarify its role regarding auditor communications.

In fiscal 2015, the Board held six meetings and on two occasions acted by written consent in lieu of a meeting. All of the directors attended 100% (except one director attended 94%) of the meetings of the Board and the Committees on which they served. Directors are expected to attend the Annual Meeting of Shareowners. All of the directors attended the 2015 Annual Meeting.

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Committees of the Board

Audit Committee

Roles and responsibilities:

•

Assist the Board in overseeing and monitoring the integrity of our financial reporting processes, our internal control and disclosure control systems, the integrity and audits of our financial statements, our compliance with legal and regulatory requirements, the qualifications and independence of our independent registered public accounting firm and the performance of our internal audit function and independent registered public accounting firm.

•

Appoint our independent registered public accounting firm, subject to shareowner approval.

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Approve all audit and audit-related fees and services and permitted non-audit fees and services of our independent registered public accounting firm.

•

Review with our independent registered public accounting firm and management our annual audited and quarterly financial statements.

•

Discuss with management our quarterly earnings releases.

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Review with our independent registered public accounting firm and management the quality and adequacy of our internal controls.

•

Discuss with management our risk assessment and risk management policies.

Independence:

•

All members of the Audit Committee meet the independence and financial literacy standards and requirements of the NYSE and the SEC. The Board has determined that Messrs. Istock, Keane and Parfet and Ms. Payne qualify as “audit committee financial experts” as defined by the SEC.

Fiscal 2015 Membership Donald R. Parfet (Chair) J. Phillip Holloman Verne G. Istock James P. Keane Lisa A. Payne Number of Meetings in Fiscal 2015: Seven (7)
Board Composition and Governance Committee

Roles and responsibilities:

•

Consider and recommend to the Board qualified candidates for election as directors of the Company.

•

Consider matters of corporate governance.

•

Administer the Company’s related person transactions policy.

•

Annually assess and report to the Board on the performance of the Board of Directors as a whole and of the individual directors.

•

Recommend to the Board the members of the Committees of the Board and the terms of our Guidelines on Corporate Governance.

•

Conduct an annual review of director compensation and recommend to the Board any changes. See “Director Compensation” below.

Independence:

•

All members of the Committee are independent directors as defined by the NYSE.

Fiscal 2015 Membership Barry C. Johnson (Chair) Steven R. Kalmanson Lawrence D. Kingsley William T. McCormick, Jr. Number of Meetings in Fiscal 2015: Five (5)

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Compensation Committee

Roles and responsibilities:

•

Evaluate the performance of our senior executives including the CEO.

•

Make recommendations to the Board with respect to compensation plans.

•

Review and approve salaries, incentive compensation, equity awards and other compensation of officers.

•

Review the salary plan for the CEO and other executives who directly report to the CEO.

•

Review and approve corporate goals and objectives.

•

Administer our incentive, deferred compensation and long-term incentives plans.

•

Oversee the work of any advisor retained by the Committee.

•

Review whether the work of any compensation consultant retained by the Committee raises any conflict of interest.

Independence:

•

All members of the Committee are independent directors as defined by the NYSE and are not eligible to participate in any of our compensation plans or programs, except our 2003 Directors Stock Plan and Directors Deferred Compensation Plan.

Role of Executive Officers:

•

The Chief Executive Officer and certain other executives assist the Committee with its review of compensation of our officers. See “Executive Compensation — Compensation Discussion and Analysis — Compensation Review Process” below.

Role of Compensation Consultants:

•

The Compensation Committee has engaged Towers Watson, an executive consulting firm that is directly accountable to the Compensation Committee, to provide advice on compensation trends and market information to assist the Compensation Committee in fulfilling its duties, including the following responsibilities: review executive compensation and advise of changes to be considered to improve effectiveness consistent with our compensation philosophy; provide market data and recommendations on CEO and executive compensation; review materials for Committee meetings and attend Committee meetings; and advise the Committee on best practices for governance of executive compensation as well as areas of possible concern or risk in the Company’s programs. The Committee reviews the performance of the consultants annually.

•

Towers Watson (and its predecessor Towers Perrin) has served as the Committee’s advisor for twelve years, was directly engaged by and is accountable to the Committee, and has not been engaged by management for other services, except as described below. During fiscal 2015, Towers Watson was paid $171,000 for executive compensation advice, other services to the Committee, and director compensation advice and other services to the Board Composition and Governance Committee. During fiscal 2015, Towers Watson was also paid $2,881,000, of which $2,607,000 or 90% was for core actuarial services and $274,000 or 10% was for other human resource services to the Company and its benefit plans. The engagements for these other services were recommended by management and approved by the Compensation Committee.

In fiscal 2015, the Committee selected Towers Watson to serve as its independent compensation consultant after assessing the firm’s independence, taking into consideration the following factors, among others:

•

In January 2010, Towers Perrin merged with Watson Wyatt — the Company’s long-time actuary — to create Towers Watson. The Committee’s relationship with the compensation consultants at Towers Watson pre-dates the merger by over six years.

•

The Towers Watson consultants to the Committee have worked with the Committee since Towers Perrin was engaged by the Committee in November 2003; their performance and counsel over this period have indicated objectivity and independence.

•

The Committee’s oversight of the relationship between the Company and Towers Watson mitigates the possibility that management could misuse other engagements to influence Towers Watson’s compensation work for the Committee.

•

Towers Watson has adopted internal safeguards to ensure that its executive compensation advice is independent and has provided the Committee with a written assessment of the independence of its advisory work to the Committee for fiscal 2015.

•

The Committee retains ultimate decision-making authority for all executive pay matters and understands Towers Watson’s role is simply that of advisor.

•

There are no significant business or personal relationships between Towers Watson and any of our executives or members of the Committee.

Based on this assessment, the Compensation Committee has concluded that it is receiving objective, unbiased and independent advice from Towers Watson and that its work for the Company does not raise any conflict of interest.

The Committee intends to continue to oversee all relationships between the Company and Towers Watson to ensure that the Committee continues to receive unbiased compensation advice from Towers Watson. In addition, the Committee will review and approve the type and scope of all services provided by Towers Watson and the amounts paid by the Company for such services.

Fiscal 2015 Membership

William T. McCormick, Jr. (Chair)

Betty C. Alewine

Lawrence D. Kingsley

Donald R. Parfet

Number of Meetings in Fiscal 2015: Four (4), plus one (1) action taken by written consent

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Technology and Corporate Responsibility Committee

Roles and responsibilities:

•

Review and assess our innovation and technology matters.

•

Review and assess our policies and practices regarding corporate responsibility matters, including matters in the following areas: diversity and inclusion; environmental protection and sustainability; product safety; employee health and safety; and community relations, including programs for and contributions to educational, cultural and other social institutions.

Independence:

•

All members of the Committee are independent directors as defined by the NYSE.

Fiscal 2015 Membership Betty C. Alewine (Chair) J. Phillip Holloman Barry C. Johnson Steven R. Kalmanson James P. Keane Number of Meetings in Fiscal 2015: Three (3)

Director Qualifications

We believe that our directors should possess the highest character and integrity and be committed to working constructively with others to oversee the management of the business and affairs of the Company. Our Board Membership Criteria provide that our directors should (i) have a variety of experience and backgrounds, (ii) have high level managerial experience or be accustomed to dealing with complex problems, and (iii) represent the balanced best interests of all shareowners, considering the overall composition and needs of the Board and factors such as diversity, age, and specialized expertise in the areas of corporate governance, finance, industry, international operations, technology and risk management. The Criteria attach importance to directors’ experience, ability to collaborate, integrity, ability to provide constructive and direct feedback, lack of bias, and independence. Our Board seeks to maintain members with strong collective abilities that allow it to fulfill its responsibilities.

Director Independence

Our Guidelines on Corporate Governance require that a substantial majority of the members of the Board be independent directors. For a director to be independent, the Board must affirmatively determine that the director has no direct or indirect material relationship with the Company. The Board has established guidelines, which are contained in our Guidelines on Corporate Governance, to assist it in determining director independence in conformity with the NYSE listing requirements. These guidelines are available on our website at http://www.rockwellautomation.com/global/about-us/corporate-governance/overview.page.

After considering these guidelines and the independence criteria of the NYSE, the Board has determined that none of the current directors, other than Mr. Nosbusch (who is a current employee of the Company), has a material relationship with the Company and each of these directors (other than Mr. Nosbusch) is independent. There were no transactions, relationships or arrangements that required review by the Board for purposes of determining director independence in fiscal 2015.

Board Tenure

The Board is mindful that director tenure can be relevant to the Board’s performance. The Board believes that this is a matter that should be discussed and evaluated by the Board from time to time and it depends on the Board’s current situation and the needs of the Company.

Our Board believes that it contains an ideal balance of newer and longer-tenured directors, so we get the benefit of both fresh perspectives and extensive experience. Three continuing directors have served for more than ten years, while five directors were added to the Board in the past five years. The Board believes its current tenure mix is appropriate for the Board at this time and recognizes the merits of a board with balanced tenure. Our directors with longer service are highly valued for their experience and Company-specific knowledge. They have a deep understanding of our business, provide historical context in Board considerations of Company strategy, and enhance Board dynamics and the Board’s relationship with management.

The Board regularly addresses director succession and reviews the mix of Board composition, diversity and experience. The Board also conducts annual self-assessments and director evaluations. The Board believes it is in the best position to determine the appropriate length of service for a director and overall board tenure, with its current mix providing for a highly effective and functioning Board.

Capabilities and Experience

Our Board is carefully composed to include directors with a diverse range of skills, experience, perspective and expertise, which empowers it to provide sound guidance relevant to the Company’s scope, strategy, operations, and growth and profitability objectives.

Leadership –

Each of our directors has significant experience in leadership roles in large companies, with 56 percent holding or having held CEO positions. Generally people with strong leadership skills provide unique insights and are familiar with complex business strategy and operations and leadership development. We believe this type of leadership experience is valuable to the Board.

International –

Our global presence is important to our competitive advantage. Many of our directors have significant international business experience, which provides them with a deep understanding of our position in global markets and regional and local challenges.

Finance –

As a public company operating in over 80 countries, we are subject to broad financial regulations and reporting. To address the needs of the Company, all of our directors have a high level of financial literacy, an understanding of complex global financial transactions and four of our audit committee members are audit committee financial experts as defined by the SEC. All of our directors and nominees have relevant experience in accounting and financial reporting, corporate finance and audit committee functions.

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Industry –

We seek directors who have an understanding of the industries we serve. Several of our directors have experience with technology and manufacturing companies including automation, consumer products, energy, industrial products, semiconductors and pharmaceuticals. This type of experience is important to the Board’s oversight of the Company’s strategic plan and business operations.

Risk –

In the ordinary course of our business, we face various strategic, operating, compliance and financial risks. We believe that an understanding of these risks is important for directors to provide oversight of enterprise risk management and risk mitigation. All of our directors and nominees have extensive and broad experience in risk oversight.

Technology –

Our Company is committed to enabling the next generation of smart manufacturing and The Connected Enterprise. As a Company focused on technology innovation, we seek directors with technology and engineering backgrounds. Several of our directors have degrees in engineering.

Shareowner Alignment

Our Board believes its interests are aligned with shareowners both economically and in carrying out its responsibilities to the Company and its shareowners.

Our director compensation program is designed to align director compensation directly with the interests of shareowners by paying a meaningful portion of their compensation in shares of our common stock. To further align their interests, directors can defer cash fees to restricted stock units that are paid out in shares. In addition, directors are subject to stock ownership requirements. They are required to own shares of our common stock equal in value to five times the portion of the annual retainer payable in cash (with the cash retainer for fiscal 2016 at $82,500). All current directors exceed their ownership guidelines except Ms. Payne who joined the Board in 2015, and she is on track to meet the requirements within the five-year transition period contained in our stock ownership guidelines. None of our directors receive compensation for their Board service from any source other than the Company.

We seek to maintain a Board with experienced leaders who are familiar with governance issues and compliance with the laws and regulations applicable to our business. Our Board monitors shareowner views and considers shareowner feedback and perspectives in establishing and evaluating Company policies and practices.

Director Education

Our Board believes in continuous improvement of board effectiveness and functioning as well as individual skills and knowledge. All new directors are required to participate in our director orientation program to familiarize them with the Company’s business, strategic plans, significant financial, accounting and risk management issues, ethics and compliance programs, principal officers, and internal and independent auditors.

We also provide directors with regular presentations and memoranda on key business, governance and other important topics intended to assist directors in carrying out their responsibilities. Directors from time to time tour Company facilities and attend our trade shows and investor events. In addition, directors participate in outside continuing education programs to increase their knowledge and understanding of the duties and responsibilities of directors and the Company, regulatory developments and best practices.

Summary

We have provided certain information about the capabilities, experience and other qualifications of our directors in their biographies and as set forth above. The Board considered these qualifications in particular in concluding that each current director is qualified to serve as a director of the Company. In addition, the Board has determined that each director is financially literate and possesses the skills, judgment, experience, reputation and commitment to make a constructive contribution to the Board.

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Board and Committee Evaluations

The Board and its Committees conduct self-assessments annually at their November meetings (other than the Technology and Corporate Responsibility Committee, which conducts its annual self-assessment in February). The Chair of the Board Composition and Governance Committee oversees the process. The annual evaluation process is summarized below.

Action	Description
Preparation

Each director receives materials for the annual evaluation of (i) the Board’s performance and contributions of individual directors and (ii) his or her Committees. The materials include the Board and Committee self-assessment process, Committee charters and suggested topics for discussion.

Performance Review

Each director is asked to consider a list of questions to assist with the evaluation of the Board, individual directors and Committees, including topics such as Board composition, the conduct and effectiveness of meetings, quality of discussions, roles and responsibilities, quality and quantity of information provided, opportunities for improvement and follow through on recommendations. As part of this process, directors are asked to provide feedback on the performance of other directors.

Interviews

The Chair of the Board Composition and Governance Committee conducts in-depth confidential interviews with each director to discuss Board, Committee, Lead Director, and individual director performance.

Corporate Governance Review

The Board reviews its Governance Guidelines, including the guidelines for determining director independence, and revises as appropriate to promote effective board functioning, and receives reports from the General Counsel on recent governance developments, regulations and best practices. Each Committee reviews its charter and confirms compliance with all charter requirements. In addition, the Board Composition and Governance Committee reviews the Board membership criteria.

Evaluation Report

The Chair of the Board Composition and Governance Committee prepares a written report summarizing the annual evaluation of Board performance including findings and recommendations. The report is distributed to the Board for consideration and discussed at the next Board meeting. The Committee chairs report to the Board on their Committee evaluations, noting any actionable items. Past evaluations have addressed a wide range of topics such as strategy, board communications, risk management, acquisitions and succession planning.

Actionable Items	The Board and Committees address any actionable items throughout the year.

DIRECTOR COMPENSATION

Our director compensation program is designed to attract and retain qualified directors, fairly compensate directors for the time they must spend in fulfilling their duties and align their compensation directly with the interests of shareowners. The Board Composition and Governance Committee determines the form and amount of director compensation, with discussion and approval by the full Board. The Committee relies on Towers Watson to provide advice on compensation trends and market information. The Board believes that a meaningful portion of director compensation should be in our common stock to further align the economic interests of directors and shareowners. Employees who serve as directors do not receive any compensation for their director service.

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Annual Director Compensation

There are three elements of our director compensation program: an annual retainer, equity awards and committee fees. The following table describes each element of director compensation for fiscal 2015.

	Annual Retainer		Equity Awards	Committee Fees	Lead Director Fee
	Cash	Common Stock	Common Stock	Cash	Cash
Amount	$75,000	$75,000	$40,000 (not to exceed 1,000 shares)	Varies by Committee	$25,000
Timing of Payment/Award	Paid in equal installments on 1st business day of each quarter	Granted on 1st business day of fiscal year (or pro-rata amount upon initial election to the Board)	Granted on date of Annual Shareowners Meeting (or pro-rata amount upon initial election to the Board)	Paid in equal installments on 1st business day of each quarter	Paid in equal installments on 1st business day of each quarter
Deferral Election Available	Yes	Yes	Yes	Yes	Yes
Dividend/Dividend Equivalent Eligible	Not Applicable	Yes	Yes	Not Applicable	Not Applicable

Annual Retainer. Directors receive an annual retainer that consists of cash and shares of our common stock. The total annual retainer for fiscal 2015, excluding committee fees, was $150,000, of which $75,000 was paid in cash and $75,000 in shares of common stock under the 2003 Directors Stock Plan. The $75,000 equated to 686 shares granted on October 1, 2014 based on the closing price of our common stock on the NYSE on that date of $109.39.

Equity Awards. Directors receive an annual grant of $40,000 paid in shares of our common stock, not to exceed 1,000 shares, under the 2003 Directors Stock Plan immediately after our Annual Meeting of Shareowners (and for directors elected after the Annual Meeting, a prorated number of shares are awarded upon election). The $40,000 equated to 350 shares granted on February 3, 2015 based on the closing price of our common stock on the NYSE on that date of $114.33.

Committee Fees. Directors receive additional annual compensation for serving on Committees of the Board. The fees for the Chair and for serving on certain Committees are higher than others due to the greater workload and responsibilities.

During fiscal 2015, annual Committee fees were as follows:

	Audit Committee	Compensation Committee	Board Composition and Governance Committee	Technology and Corporate Responsibility Committee
Chair	$25,000	$18,000	$13,000	$13,000
Member	$12,500	$8,000	$6,000	$5,000

Lead Director. The Lead Director receives an annual cash retainer of $25,000.

Deferral Election. Under the terms of our Directors Deferred Compensation Plan, directors may elect to defer all or part of the cash payment of Board retainer or Committee fees until such time as the director specifies, with interest on deferred amounts accruing quarterly at 120% of the federal long-term rate set each month by the Secretary of the Treasury. In addition, under the 2003 Directors Stock Plan, each director has the opportunity each year to defer all or any portion of the annual grant of common stock, cash retainer, common stock retainer and Committee fees by electing to instead receive restricted stock units valued, in the case of cash deferrals, at the closing price of our common stock on the NYSE on the date each payment would otherwise be made in cash.

Other Benefits. We reimburse directors for transportation, lodging and other expenses actually incurred in attending Board and Committee meetings. We also reimburse directors for similar travel, lodging and other expenses for their spouses to accompany them to a limited number of Board meetings held as retreats to which we invite spouses for business purposes. Spouses were invited to one Board meeting in fiscal 2015. The directors’ spouses are generally expected to attend Board meetings held as retreats. From time to time and when available, directors and their spouses are permitted to use our corporate aircraft for travel to Board meetings.

Directors are eligible to participate in a matching gift program under which we match donations made to eligible educational, arts or cultural institutions. Gifts are matched up to an annual calendar year maximum of $10,000. This same program is available to all of our U.S. salaried employees.

Director Stock Ownership Requirement

Non-management directors are subject to stock ownership requirements. To further align directors’ and shareowners’ economic interests, our Guidelines on Corporate Governance provide that non-management directors are required to own, within five years after joining the Board, shares of our common stock (including restricted stock units) equal in value to five times the portion of the annual retainer that is payable in cash. All directors, except Ms. Payne, met the requirements as of September 30, 2015. Ms. Payne, who became a director in February 2015, is on track to meet the ownership requirements within the five-year transition period.

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Changes to Director Compensation for Fiscal 2016

Effective October 1, 2015, we changed our director compensation to remain competitive with market levels. The total annual retainer, excluding Committee fees, was changed to $165,000, of which $82,500 will be paid in cash and $82,500 in shares of common stock under the 2003 Directors Stock Plan. The annual retainer was increased by $15,000 to bring Board fees closer to the market median based on a review of companies with revenues of $4 to $8 billion. Also, the annual committee fees increased from $18,000 to $20,000 for the Chair of the Compensation Committee and from $13,000 to $15,000 for each of the Chair of the Board Composition and Governance Committee and the Chair of the Technology and Corporate Responsibility Committee to bring these fees closer to market median.

DIRECTOR COMPENSATION TABLE

The following table shows the total compensation earned by each of our independent directors during fiscal 2015.

Name	Fees Earned or Paid In Cash(1) ($)	Stock Awards(2) ($)	Option Awards ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(3) ($)	All Other Compensation(4) ($)	TOTAL ($)
Betty C. Alewine	96,000	115,000	0	0	0	211,000
J. Phillip Holloman	92,500	115,000	0	0	6,227	213,727
Verne G. Istock	115,500	115,000	0	0	0	230,500
Barry C. Johnson	93,000	115,000	0	0	24,363	232,363
Steven R. Kalmanson	86,000	115,000	0	0	0	201,000
James P. Keane	92,500	115,000	0	0	9,759	217,259
Lawrence D. Kingsley	92,250	115,000	0	0	3,402	210,652
William T. McCormick, Jr.	99,000	115,000	0	0	10,000	224,000
Donald R. Parfet	108,000	115,000	0	0	15,621	238,621
Lisa A. Payne(5)	58,334	90,000	0	0	0	148,334
(1)

This column represents the amount of cash compensation earned in fiscal 2015 for Board and Committee service (whether or not deferred and whether or not the directors elected to receive restricted stock units in lieu of cash fees). Includes lead director fees for Mr. Istock.

(2)

Values in this column represent the grant date fair value of stock awards computed in accordance with accounting principles generally accepted in the United States (U.S. GAAP). On October 1, 2014 each director, except Ms. Payne, received 686 shares with an aggregate grant date fair value of $75,000 in payment of the share portion of the annual retainer. On February 3, 2015 (the date of her initial election to the Board), Ms. Payne received a pro-rated award under the 2003 Directors Stock Plan consisting of 438 shares of common stock with a grant date fair value of $50,000. On February 3, 2015 (the date of our Annual Meeting) each director received 350 shares of common stock under the 2003 Directors Stock Plan with an aggregate grant date fair value of $40,000. The amounts shown do not correspond to the actual value that may be realized by the directors. Directors may elect to defer the annual share awards by electing instead to receive restricted stock units in the same number.

(3)

Aggregate earnings in fiscal 2015 on the directors’ deferred cash compensation balances were $19,163 for Ms. Alewine and $4,616 for Mr. Kingsley. We do not pay “above market” interest on non-qualified deferred compensation; therefore, this column does not include these amounts.

(4)

This column consists of cash dividend equivalents paid on restricted stock units for Messrs. Holloman, Johnson, Kingsley and Parfet, and, for Messrs. Keane, McCormick and Parfet, the Company’s matching donations under the Company’s matching gift program of $9,759, $10,000, and $10,000, respectively. This column does not include the perquisites and personal benefits provided to each non-employee director because the aggregate amount provided to each director was less than $10,000. During fiscal 2015, one Board meeting was held as a retreat at which we provided leisure activities for the directors and their spouses. The directors’ spouses generally are expected to attend Board retreats.

(5)

Ms. Payne was elected as a director on February 3, 2015.

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OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

Directors and Executive Officers

The following table shows the beneficial ownership, reported to us as of October 31, 2015, of our common stock, including shares as to which a right to acquire ownership within 60 days exists, of each director, and each executive officer listed in the table on page 36 (named executive officers) and of these persons and other executive officers as a group. On October 31, 2015 we had outstanding 132,051,341 shares of our common stock.

Name	Beneficial Ownership on October 31, 2015
	Shares of Common Stock(1)		Derivative Securities(2)	Total Shares(1)	Percent of Class(3)
Betty C. Alewine	26,331		—	26,331	—
J. Phillip Holloman	1,582	(4)	—	1,582	—
Verne G. Istock	23,560		—	23,560	—
Barry C. Johnson	4,834	(4)	—	4,834	—
Steven R. Kalmanson	7,209		—	7,209	—
James P. Keane	7,209		—	7,209	—
Lawrence D. Kingsley	2,613	(4)	—	2,613	—
William T. McCormick, Jr.	12,391		—	12,391	—
Keith D. Nosbusch	407,621	(5,6)	581,985	989,606	—
Donald R. Parfet	13,096	(4)	—	13,096	—
Lisa A. Payne	1,611		—	1,611
Theodore D. Crandall	95,805	(5,6)	110,288	206,093	—
Douglas M. Hagerman	33,857	(5,6)	86,685	120,542	—
Frank C. Kulaszewicz	23,332	(5,6)	41,535	64,867	—
Blake D. Moret	16,790	(5,6)	80,768	97,558	—
All of the above and other executive officers as a group (22 persons)	832,544	(4,5,6)	1,217,019	2,049,563	1.54
(1)

Each person has sole voting and investment power with respect to the shares listed (either individually or with spouse). None of the listed shares are pledged.

(2)

Represents shares that may be acquired upon the exercise of outstanding stock options and settlement of performance shares within 60 days.

(3)

The shares owned by each person, and by the group, and the shares included in the number of shares outstanding have been adjusted, and the percentage of shares owned (where such percentage exceeds 1%) has been computed, in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended (Exchange Act).

(4)

Does not include 3,848, 10,281, 2,219 and 2,162 restricted stock units granted under the 2003 Directors Stock Plan as compensation for services as directors for Messrs. Holloman, Johnson, Kingsley and Parfet, respectively.

(5)

Includes shares held under our savings plan. Does not include 161, 2,308, 174, 273, 146 and 5,384 share equivalents for Messrs. Nosbusch, Crandall, Hagerman, Kulaszewicz and Moret, and the group, respectively, held under our non-qualified savings plan.

(6)

Includes 16,670, 4,360, 2,970, 4,510 and 4,510 shares granted as restricted stock under our 2012 Long-Term Incentives Plan for Messrs. Nosbusch, Crandall, Hagerman, Kulaszewicz and Moret, respectively, and 29,100 shares granted as restricted stock for the group.

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Certain Other Shareowners

Based on filings made under Sections 13(d) and 13(g) of the Exchange Act on or before December 7, 2015, the following table lists the persons who we believe beneficially owned more than 5% of our common stock as of such date.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class(1)
BlackRock, Inc. 40 East 52nd Street, New York, NY 10022	10,677,867(2)	7.9%
Capital World Investors 333 South Hope Street Los Angeles, CA 90071	9,806,010(3)	7.2%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	7,159,870(4)	5.27%
(1)

The percent of class owned has been computed in accordance with Rule 13d-3(d)(1) under the Exchange Act.

(2)

Based on a Schedule 13G/A filed by BlackRock, Inc. with the SEC on January 12, 2015. BlackRock and its named subsidiaries reported sole power to dispose of all the shares and vote 9,460,320 shares.

(3)

Based on a Schedule 13G filed by Capital World Investors with the SEC on February 13, 2015. Capital World Investors reported sole voting power and sole dispositive power for 9,806,010 shares. According to the filing, Capital World Investors is a registered investment adviser and a division of Capital Research and Management Company. Capital World Investors reported that it is deemed to be the beneficial owner of the shares as a result of Capital Research and Management Company acting as investment adviser to various investment companies.

(4)

Based on a Schedule 13G filed by The Vanguard Group with the SEC on February 10, 2015. Vanguard reported sole voting power for 237,333 shares, sole dispositive power for 6,935,065 shares and shared dispositive power for 224,805 shares. According to the filing, Vanguard beneficially owns the shares as a registered investment adviser and through its subsidiaries as result of serving as investment managers.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis prepared by management and contained in this proxy statement. Based on this review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee

William T. McCormick, Jr., Chair

Betty C. Alewine

Lawrence D. Kingsley

Donald R. Parfet

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

Overview

Rockwell Automation has a long-standing and strong orientation toward pay for performance in its executive compensation programs. We maintain this orientation throughout economic cycles that may cause fluctuation in our operating results.

Our executive compensation programs include:
• base salary • annual incentive compensation • long-term incentives • defined benefit and defined contribution retirement plans • very limited perquisite package

In 2015, despite challenging economic conditions and unfavorable currency translation impacts in many of the markets in which we operate, we:

•

increased adjusted earnings per share (EPS) by 3.7%,

•

realized one percent organic sales growth,

•

expanded segment operating margin by 120 basis points, and

•

had a record year for free cash flow generation and return on invested capital (ROIC).

During fiscal 2015 oil prices declined significantly, the U.S. dollar strengthened and we saw Industrial Production soften, all having an unfavorable impact on our results during the year.

We are performance-oriented and set stretch financial goals, balancing rewards with appropriate risk. We fell below target goals under our Incentive Compensation Plan (ICP) for EPS, Sales and ROIC while surpassing our free cash flow goal and, as a result, fiscal 2015 ICP payouts averaged 72% of target for named executive officers (NEOs) compared to 106% of target average NEO payout for fiscal 2014. For the performance period from October 1, 2012 to September 30, 2015, our total shareowner return (TSR) was at the 58th percentile of the companies in the S&P 500 Index, resulting in 93% of the target number of performance shares being earned for that performance period. We believe all of the decisions described in this proxy statement reflect this orientation toward pay for performance and our ongoing commitment to sustain this philosophy.

Objectives	Our executive compensation programs are designed to: • Balance rewards with appropriate risk • Create shareowner value • Attract and retain executive talent
Philosophy

Our executive compensation philosophy is built on the following principles:

•

Align compensation with the Company’s strategy

•

Motivate superior long-term performance

•

Balance rewards with appropriate risk-taking and the creation of shareowner value

•

Pay for performance by establishing goals tied to the Company’s results

•

Provide market-competitive pay

•

Recognize that the quality of our leadership has a direct impact on our performance

Results Focus

Our performance measures are aligned with shareowner interests:

•

Total Shareowner Return (TSR)

•

Sales

•

Adjusted Earnings per Share (EPS)

•

Return on Invested Capital (ROIC)

•

Segment Operating Earnings

•

Free Cash Flow

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Decisions and Actions

Factors Guiding Our Compensation Decisions
•

Market compensation rates for each position

•

Company’s performance against pre-established goals

•

Relative share performance of the Company compared to the broader stock market

•

Experience, skills and expected future contribution and leadership of each individual

•

Contributions and performance of each individual

2015 Compensation Decisions (see pages 34-35 for details)

Total direct compensation for NEOs in fiscal 2015 ranged from 2.0% lower to 4.8% higher than fiscal 2014.

•

Base Pay: NEO salary increases ranged from 2.9% to 5.1% to reflect market-based adjustments, except for Messrs. Kulaszewicz and Moret who were still in progression to reach the market for their roles.

•

Annual Incentive Compensation Plan (ICP): ICP was based on Company and segment financial results, as in prior years. We fell below target goals for EPS, Sales and ROIC while surpassing our free cash flow goal. The resulting fiscal 2015 ICP awards are below target for our NEOs (average 72% of target payout).

•

Long-Term Incentives (LTI): The Committee considered the Company’s performance during fiscal 2014 with record levels of EPS and sales, market competitive pay, and the Company’s philosophical orientation toward performance-based compensation when determining fiscal 2015 equity grants. Fiscal 2015 grant values increased 12% for Mr. Nosbusch, 14% for Messrs. Crandall, Kulaszewicz and Moret, and 6% for Mr. Hagerman relative to fiscal 2014.

Shareowner Advisory Vote and Shareowner Outreach
•

At our 2015 Annual Meeting of Shareowners, 96% of the shares voted at the meeting approved our executive compensation programs.

•

In each of the last three years of shareowner advisory voting, we received 94% or greater shareowner approval.

•

We believe these results represent a strong endorsement of our executive compensation philosophy and pay programs.

•

In fiscal 2015, we invited our twenty largest shareowners, who represent 40% of our outstanding shares, for phone conferences with our management to discuss governance, compensation and proxy matters. Thirteen shareowners agreed to participate in the calls. The comments related to our executive compensation programs were overwhelmingly supportive.

2016 Program Updates (see page 35 for details)

Based on our shareowner advisory vote on executive compensation, as well as input gained during shareowner outreach, the Compensation Committee determined that our current executive compensation program is well aligned with shareowner expectations. There are no significant changes to the design of our executive compensation programs for fiscal 2016.

Fiscal 2015 Goals and Performance

Early in the year, the Board of Directors approved an annual operating plan that reflected our expectations for our performance during fiscal 2015. Despite global economic uncertainty, the annual operating plan called for continued improvement in our financial results from fiscal 2014.

Goal Setting Process

The Compensation Committee used the annual operating plan as the basis for setting goals for sales, Adjusted EPS, ROIC, free cash flow and segment operating earnings under our incentive compensation plans. For fiscal 2015, the annual ICP target payout was set based upon goals for each measure between midpoint and the high end of the external guidance range established at the beginning of the fiscal year. This was viewed by the Committee as appropriate based on economic conditions and sales growth expectations.

The Compensation Committee determined that meeting these goals would require significant effort and achievement on the part of the management team and all Company employees in the continued execution of our growth and performance strategy. The charts below display the fiscal 2015 actual results relative to the goals set at the beginning of the year as well as to the fiscal 2014 actual results for the financial measures in the annual ICP for our CEO. Unlike Adjusted EPS and sales goals, which are determined based primarily on expected year-over-year growth, the ROIC and free cash flow goals are reset each year. The Committee determines the ROIC goal based upon a number of factors, including macroeconomic and accounting impacts. The free cash flow goal is set at 100% of Adjusted Income.

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Key Business Results and Goals: Annual Incentive Compensation Plan for Our CEO

ICP SALES MEASURE [(1)]
($ in millions)

$6,773
$7,133
$6,821
2014 Actual
2015 Goal
2015 Actual

Fiscal 2015 Goal: $7,133M

ICP ADJUSTED EPS MEASURE [(1)]

$6.17
$6.85
$6.40
2014 Actual
2015 Goal
2015 Actual

Fiscal 2015 Goal: $6.85

ICP RETURN ON INVESTED CAPITAL MEASURE (ROIC) [(1)]

30.1%
33.1%
32.6%
2014 Actual
2015 Goal
2015 Actual

Fiscal 2015 Goal: 33.1%

ICP FREE CASH FLOW MEASURE [(1)]
($ in millions)

$922
$957
$1.077
2014 Actual
2015 Goal
2015 Actual

Fiscal 2015 Goal: $957M

(1) Please refer to ICP measures table on page 31 for further explanation of how each measure is calculated.

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Aligning Pay with Performance

	Supports Attraction and Retention	Supports Pay for Performance
		Current Year Financial and Operational Performance	Long-Term Financial Performance	Creation of Shareowner Value
Salary	✔
Annual Incentive Compensation (ICP)	✔	✔		✔
Long-Term Incentives (LTI)	✔		✔	✔
Retirement Plans	✔

Our long-term business strategy seeks sustained organic growth through, among other things, expanding our served markets and enhancing our market access. We have developed a strong productivity culture that has allowed us to reinvest in organic growth. We believe:

•

Our employees’ knowledge of our customers and their applications and our technology are key factors that make our long-term business strategy work.

•

It is important to align the compensation of our leadership with our long-term business strategy.

•

Our short- and long-term incentive plans, among other things, should focus the management team’s efforts in the areas that are critical to the success of our long-term business strategy.

The quality of our leadership has a direct impact on our performance and, with the oversight of the Compensation Committee, we offer compensation plans, programs and policies intended to attract and retain executive talent and “pay for performance,” including the creation of shareowner value.

We believe that a significant portion of an executive’s compensation should be variable and the variable portion (ICP and LTI) directly linked to our performance and the creation of shareowner value. As shown in the charts below, the Compensation Committee targeted 84% of the CEO’s target compensation and approximately 73% of the other Named Executive Officers’ target compensation to be linked to performance in fiscal 2015.

The following table illustrates the changes in Mr. Nosbusch’s actual Total Direct Compensation (TDC), calculated as salary, actual annual ICP awards and LTI grants calculated at the grant date fair value outlined in the Grants of Plan-Based Awards Table, compared to the changes in adjusted EPS.

Change in CEO Total Direct Compensation Compared to Change in EPS
	Adjusted EPS Percent Change from Prior Year	CEO TDC Percent Change from Prior Year
Fiscal 2013	7.9%	-8.9%
Fiscal 2014	8.1%	11.6%
Fiscal 2015	3.7%	3.7%

As the table shows, Mr. Nosbusch’s compensation has been aligned with the performance of the Company over this period of time. The Committee looks at compensation decisions over a long-term horizon, taking into account not only a given year’s results but sustained performance over time.

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Compensation Review Process

We evaluate and take into account market data in setting each element of our officers’ compensation. We define market practice by using the results of surveys of major companies (the Major Companies) provided by Towers Watson and Aon Hewitt (collectively, the Survey Providers). The Towers Watson and Aon Hewitt databases include over 600 and 325 companies, respectively. In setting compensation levels for each element of pay, we analyze data relating to the Major Companies using regression analyses developed by the Survey Providers based on our sales. The market data analysis is typically the starting point for, and a significant factor in, our compensation determinations, but is not the only factor as we also consider the scope of the individual officer’s responsibilities and more subjective factors, such as the Compensation Committee’s (and the CEO’s in the case of other officers) assessment of the officer’s individual performance and expected future contributions and leadership.

The Compensation Committee has engaged Towers Watson, its independent compensation advisor, to provide advice on compensation trends and market information. See page 17 for a description of the services provided by Towers Watson to the Company.

Our Compensation Committee and management employ the following best practices to effectively manage our executive compensation programs, including:
✔

Annual benchmarking of executive pay levels and design based on data from nationally recognized compensation consulting firms

✔

Rigorous executive stock ownership requirements

✔

Independent directors with significant Compensation Committee experience and knowledge of the drivers of our long-term performance

✔

Incentive plan claw-backs for our CEO and CFO

✔

Annual review of consultant independence

✔

Assessment of incentive plan risk

✔

Set an EPS threshold equal to prior year EPS performance for ICP payout

✔

Set target performance share payout at 60th percentile of relative TSR performance

✔

No employment agreements with officers

✔

Limited use of change of control agreements, including no excise tax gross-ups, and with a double-trigger requirement for equity vesting

✔

Limited use of perquisites

Use of Tally Sheets

We consider the total compensation (earned or potentially available) for each NEO in establishing each element of compensation. As part of our compensation review process, the Compensation Committee’s independent consultant conducts a total compensation review or “Tally Sheet” study for the Compensation Committee. This review encompasses all elements of compensation, including base salary, annual incentives, LTI grants, perquisites, health benefits, and retirement and termination benefits. This review includes a consideration of amounts to be paid and other benefits accruing to our NEOs upon their retirement or other termination of employment. We consider the potential outcomes of annual incentives and LTI grants under a variety of performance scenarios. We also review the NEOs’ current balances in various compensation and benefit plans. Based upon the results of this analysis, the Compensation Committee concluded that our compensation programs are in line with our compensation philosophy and provide an appropriate range of outcomes tied directly to the Company’s and individual’s performance.

Compensation Risk Assessment

We do not believe our compensation programs encourage our executives to take excessive risk due to the following plan design elements:

✔

Our ICP provides a balance among sales, earnings, cash flow and asset performance, limiting the effect of over-performance in one area at the expense of others

✔

Payouts under our ICP are capped at twice the individual’s ICP target, limiting excessive rewards for short-term results

✔

Recoupment policy and claw-back agreements mitigate against risk

✔

Compensation Committee can reduce or withhold the incentive if it determines that the executive has caused the Company to incur excessive risk

✔

Majority of the Total Direct Compensation for our NEOs is in the form of long-term incentives

✔

Our mix of equity vehicles appropriately motivates long-term performance

✔

Majority of equity vests over a period of multiple years with performance shares and restricted stock vesting at three years

✔

Stock ownership requirements for our NEOs, which encourage a long-term view

The Committee engaged Towers Watson in September 2011 to conduct a review of all of our compensation programs relative to the potential for incentives to motivate excessive risk-taking in a way that could materially affect the Company. Towers Watson reviewed the measures used in each program, the target setting process, and the overall governance of our compensation plans. The review concluded that we have strong governance procedures and that our plans do not present a material risk to the Company or encourage excessive risk taking by participants. Towers Watson updated this review in September 2015 and came to a similar conclusion regarding the Company’s compensation programs.

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Role of Management

The Compensation Committee assesses the performance of the CEO and sets the CEO’s compensation in executive session without the CEO present. The CEO reviews the performance of our other officers, including the NEOs, with the Compensation Committee and makes recommendations regarding each element of their compensation for the Compensation Committee’s review and approval. The Compensation Committee and the CEO are assisted in their review by Towers Watson, the Senior Vice President, Human Resources and the Vice President, Compensation & Benefits. The other NEOs do not play a role in their own compensation determination other than discussing their performance with the CEO.

Elements of Compensation

Base Salary

We develop base salary guidelines for our officers at the median of the market data. However, the Compensation Committee’s salary decisions reflect the market data as well as the individual’s responsibilities and more subjective factors, such as the Compensation Committee’s (and the CEO’s in the case of other officers) assessment of the officer’s individual performance, skills and experience, internal equity, and expected future contributions and leadership. It is the Compensation Committee approach to move base salaries to market over time when there are significant promotions. The Compensation Committee reviews base salaries for our officers every year.

Annual Incentive Compensation

Our annual incentive compensation plans are designed to reward our executives for achieving Company and business segment results and for individual performance. Under our ICP, we establish for each executive at the start of each fiscal year an incentive compensation target equal to a percentage of the individual’s base salary. The target for annual incentive compensation is generally set at the median of the market data. Actual incentive compensation payments under our ICP may be higher or lower than the incentive compensation target based on financial, operating and individual performance as described below. In line with our pay-for-performance orientation, actual ICP payouts vary from year to year based on performance compared to goals.

In the early part of each fiscal year, the CEO reviews with the Compensation Committee the recommended financial goals for the fiscal year for purposes of our ICP. These goals include:

•

measurable financial goals with respect to our overall performance; and

•

for certain officers engaged in our business segments, measurable financial goals with respect to the performance of those business segments.

The Compensation Committee approves a set of financial goals, taking into account the CEO’s recommendations, and allocates a weighting of the target incentive compensation among the various goals that it establishes. For fiscal 2015, the Compensation Committee determined in the early part of the year that no payments were to be made under our ICP if EPS were less than the previous year’s results.

After the end of the fiscal year, the Compensation Committee and the CEO evaluate our performance and the performance of our business segments and consider the results compared to the pre-established goals. As a starting point, target amounts under our ICP are generally earned if we achieve our financial goals for the year. For fiscal 2015, the annual ICP target payout was set based upon goals for each measure between midpoint and the high end of the external guidance range established at the beginning of the fiscal year. This was viewed by the Committee as appropriate based on economic conditions and an expectation of sales growth slightly below our long-term financial goals. In addition to performance relative to pre-established financial goals, awards to each officer under our ICP may be adjusted based on the Compensation Committee’s year-end assessment (and except in the case of the CEO, based on the CEO’s recommendation) as to the individual’s achievement of individual goals and objectives and certain more subjective assessments of leadership acumen and the individual’s expected future contributions. Accordingly, while achieving our financial goals is extremely important in determining our annual incentive compensation, the Compensation Committee maintains discretion to adjust annual incentive compensation, not to exceed the maximum under our Annual Incentive Compensation Plan for Senior Executive Officers (Senior ICP) as described in the following paragraph.

Under our Senior ICP, which applies to the CEO and the other NEOs, annual incentive compensation payments to those officers in total may not exceed 1% of our applicable net earnings (as defined in that plan) with the CEO’s maximum payment not to exceed 35% of the available funds, and each of the other four NEOs, maximum payouts, respectively, not to exceed 15% of the available funds. The process for determining ICP awards for these individuals is the same as that used for the other ICP participants with the exception being that these individuals are subject to the noted limit on payments.

The annual incentive compensation measures for Messrs. Nosbusch, Crandall, and Hagerman are based upon Company performance and the annual incentive compensation measures for Messrs. Kulaszewicz and Moret are based upon a combination of Company performance and the performance of the business segment they lead.

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The following table shows the 2015 Company and segment financial goals used to determine awards under our ICP for fiscal 2015 and our performance compared to those goals:

	ICP Sales Measure ($ in millions)(1)			ICP Adjusted EPS Measure(2)			ICP Return on Invested Capital Measure(3)			ICP Segment Operating Earnings Measure ($ in millions)(4)			ICP Free Cash Flow Measure ($ in millions)(5)
	Goal	Performance	%	Goal	Performance	%	Goal	Performance	Difference	Goal	Performance	%	Goal	Performance	%
Company	$7,133	$6,821	95.6%	$6.85	$6.40	93.4%	33.1%	32.6%	(.5) pts				$957	$1,077	112.5%
Architecture & Software	$3,075	$2,977	96.8%							$893	$809	90.6%
Control Products & Solutions	$4,058	$3,844	94.7%							$549	$552	100.6%
(1)

Sales for the Company as used for ICP purposes is a non-GAAP financial measure and is equal to sales from continuing operations only and excludes the effect of changes in currency exchange rates ($513 million unfavorable). Sales for Architecture & Software excludes the effect of changes in currency exchange rates ($227 million). Sales for Control Products & Solutions excludes the effect of changes in currency exchange rates ($286 million). We use sales excluding the effect of changes in currency exchange rates as one measure to monitor and evaluate our performance. We measure the currency impact on sales as the difference between local currency sales translated to U.S. dollars using annual operating plan rates versus local currency sales translated to U.S. dollars using GAAP rates.

(2)

Adjusted EPS is a non-GAAP measure that excludes non-operating pension costs and their related tax effects from income from continuing operations and corresponding EPS. The Company defines non-operating pension costs as defined benefit plan interest cost, expected return on plan assets, amortization of actuarial gains and losses and the impact of any plan curtailments or settlements.

(3) For a complete definition and explanation of our calculation of return on invested capital, see Supplemental Financial Information on page 62.
(4)

Information regarding how we define segment operating earnings is set forth in note 15, Business Segment Information, to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2015.

(5)

We calculated the $1,077 million in free cash flow performance, an internal non-GAAP performance measure, as cash provided by continuing operating activities ($1,188 million), plus excess income tax benefit from share-based compensation ($12 million), minus capital expenditures ($123 million). Our definition of free cash flow for this internal performance measure takes into consideration capital investments required to maintain the operations of our businesses and execute our strategy. Cash provided by continuing operating activities adds back non-cash depreciation expense to earnings but does not reflect a charge for necessary capital expenditures. Our definition of free cash flow excludes the operating cash flows and capital expenditures related to our discontinued operations. U.S. GAAP requires the excess income tax benefit from share-based compensation to be reported as a financing cash flow rather than as an operating cash flow. We have added this benefit back to our calculation of free cash flow in order to generally classify cash flows arising from income taxes as operating cash flows. We use free cash flow as one measure to monitor and evaluate performance. Our definition of free cash flow may differ from definitions used by other companies.

Long-Term Incentives

The principal purpose of our long-term incentives is to reward management for creating shareowner value and to align the financial interests of management with shareowners. The creation of shareowner value is important not only in absolute terms, but also relative to the value created as compared to other investment alternatives available to our shareowners. Our practice is to make annual grants of LTI awards to executives using a combination of stock options, performance shares and restricted stock.

As a critical element of our executive compensation programs, long-term incentives make up the largest component of total pay for our NEOs. We establish long-term incentive values at the median (50th percentile) of the Major Companies, the same process we use to establish base salary guidelines and ICP target opportunities. The companies used in determining these values are included in the Towers Watson and Aon Hewitt executive compensation databases described above.

The Committee then considers a variety of factors in determining whether actual grant date values for long-term incentive awards should deviate from the median values. These factors include:

•

the Company’s recent financial performance;

•

changes in market long-term incentive grant practices;

•

share availability and usage patterns at the Company;

•

individual performance;

•

scope of an individual’s role; and

•

internal equity and retention.

These factors are not weighted and there is no formula for how the factors are applied in determining actual grant date values. Instead, the Committee uses its judgment in considering these factors to ensure there is a strong correlation between pay and performance, a theme prevalent throughout the executive pay programs. Actual grant date values are expected to approximate the median baseline level in years when these factors do not warrant increased grant values. Actual grant date values are positioned between the 50th and 75th percentile of the relevant market in years when performance and the factors noted above warrant higher than median grant date values. Actual realized values from these grants will reflect changes in Company stock price over time and how the Company’s stock price performs relative to the S&P 500 Index. For fiscal 2015, we calculated the number of options, performance shares and shares of restricted stock based on the grant date values and the fair market value of Company stock on December 2, 2014, the date of grant.

We generally make long-term incentive grants near the beginning of each fiscal year at the same time the Compensation Committee performs its annual management performance evaluation and takes other compensation actions. Annual equity grants for officers occur on the same date as our annual equity grants for our other professional and managerial employees, which in fiscal 2015 was the date of the Compensation Committee’s December 2014 meeting. As the grant date for our annual long-term incentive awards generally occurs on the day the Compensation Committee meeting is held in the first quarter of our fiscal year, the grant date is set in advance when the schedule of Compensation Committee meetings is arranged. We do not grant equity awards in anticipation of the release of material non-public information. Similarly, we do not time the release of information based on equity award grant dates.

The CEO recommends to the Compensation Committee the equity grants for other executives, and the Compensation Committee approves all equity grants for executives. We also at times award equity grants to new executives as they are hired or promoted during the year. These grants are approved by the Compensation Committee, and the grant date is the date the Compensation Committee approves the grant or, if later, the start date for a new executive.

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In fiscal 2015, the overall structure of our long-term incentives program to executives continued to have three components. We granted stock options, performance shares and restricted stock at approximately 50%, 37.5% and 12.5% of the total long-term incentive value, respectively. We determined this allocation of equity vehicles taking into account a review of market practice conducted by Towers Watson. Like other high-performing companies, we grant a greater percentage of our long-term incentives as stock options than market practice because we believe that a greater proportion of long-term incentives should reward future performance determined by an increase in shareowner value. We believe that this mix emphasizes shareowner value creation.

Stock Options

We believe that stock options are an appropriate vehicle to reward management for increases in shareowner value, as they provide no value if the share price does not increase. Our stock option grants vest in 1/3 increments at one, two and three years from the grant date and have a 10-year life. The exercise price of all stock option grants is the fair market value of our stock at the close of trading on the date of the grant. Our long-term incentives plan does not allow us to reprice stock options. Stock options granted to executives and other employees during fiscal 2015 represented approximately 0.8% of outstanding common shares at the end of fiscal 2015. Total options outstanding at the end of fiscal 2015 were approximately 3.5% of outstanding shares at the end of fiscal 2015. The Compensation Committee takes these figures into account when determining the annual stock option grant.

Performance Shares

Performance shares are designed to reward management for our relative performance compared to the companies in the S&P 500 Index over a three-year period. The payouts of performance shares granted will be made in shares of our common stock or cash, and will range from zero to 200% of the target number of shares awarded based on our total shareowner return compared to the companies in the S&P 500 Index over a three-year period. The payouts will be at zero, the target amount and the maximum amount if our total shareowner return is equal to or less than the 30th percentile, equal to the 60th percentile and equal to or greater than the 75th percentile of the total shareowner return of companies in the S&P 500 Index, respectively, over the applicable three-year period. The number of shares earned will be interpolated for results between those percentiles. If performance shares are earned but total shareowner return is negative, the amount of shares earned will be reduced by 50%.

For the performance period from October 1, 2012 to September 30, 2015, our total shareowner return (TSR) of 56.9% was at the 58th percentile of the companies in the S&P 500 Index, resulting in 93% of the target number of performance shares being earned for that performance period. The starting price for this performance period of $71.03 was based on the 20-day average trading price of our Company stock prior to October 1, 2012 and the ending price of $104.49 was based on the 20-day average trading price prior to October 1, 2015. During these three years, the Company also paid dividends of $6.90 per share of common stock. The Committee determined that the performance shares would be paid to participants in shares of our common stock.

Restricted Stock

We grant restricted shares primarily in order to retain high quality executives throughout a business cycle. Accordingly, restricted shares do not vest until three years after the grant date.

Perquisites

During fiscal 2015, our officers received a very limited perquisite package that included personal liability insurance, annual physicals, spouse travel and recreational activities at Board retreats and expatriate assignments. Upon retirement, officers may elect to continue the personal liability insurance coverage at their own expense. Mr. Kulaszewicz was on international assignment in Singapore until June 2014. The expense reimbursements related to his standard expatriate package, including housing, travel, taxes and standard allowances, are reported as perquisites.

Other

With regard to other benefits, our officers receive the same benefits as other eligible U.S. salaried employees. They participate on the same basis as other eligible U.S. salaried employees in:

•

our health and welfare plans, pension plan and 401(k) savings plan;

•

our non-qualified pension and savings plans (these plans use the same formulas as our qualified plans and provide benefits that may not be paid under our qualified plans due to Internal Revenue Code limitations); and

•

our deferred compensation plan (this plan offers investment measurement options similar to those in our 401(k) savings plan and does not have any guaranteed rates of return).

Compensation Deductibility

Internal Revenue Code Section 162(m) provides that we may not deduct in any taxable year compensation in excess of $1 million paid in that year to our chief executive officer and our other three most highly compensated executive officers, other than the chief financial officer, unless the compensation is “performance-based.” Grants of stock options, performance shares and awards under our Senior ICP are considered “performance-based” compensation for this purpose. Base salaries and restricted stock awards do not qualify as “performance-based” compensation for this purpose. With the exception of the portion of base salary in excess of $1 million for Mr. Nosbusch, we do not anticipate that any other portion of our fiscal 2015 compensation to the NEOs covered by Section 162(m) will exceed the deductibility limitations of Section 162(m).

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Change of Control and Severance

We do not have employment contracts with any officers. However, we have change of control agreements with Mr. Nosbusch and each of the other NEOs and certain other officers. These agreements become effective if there is a change of control before October 1, 2016.

There are two main purposes of these agreements.

•

First, they provide protection for the executive officers who would negotiate any potential acquisitions of the Company, thus encouraging them to negotiate a good outcome for shareowners, without concern that their negotiating stance will put at risk their financial situation immediately after an acquisition.

•

Second, the agreements seek to ensure continuity of business operations during times of potential uncertainty, by removing the incentive to seek other employment in anticipation of a possible change of control.

In short, they seek to ensure that we may rely on key executives to continue to manage our business consistent with the Company’s best interests despite concerns for personal risks. We do not believe these agreements encourage our executives to favor or oppose a change of control. We believe these agreements strike a balance that the amounts are neither so low to cause an executive to oppose a change of control nor so high as to cause an executive to favor a change of control.

For a description of the value of the change of control agreements, see “Potential Payments Upon Termination or Change of Control.”

In the case of terminations other than those to which our change of control agreements apply, we have no severance agreements in place. However, in the past we have at times entered into severance agreements with executives upon termination of their employment with the terms and conditions depending upon the individual circumstances of the termination, the transition role we expect from the executive and our best interests.

Executive Stock Ownership Policy

We believe our focus on pay for performance is sharpened by aligning closely the financial interests of our officers with those of shareowners. Accordingly, our stock ownership policy sets the following minimum ownership requirements for our NEOs. Officers must meet these requirements within five years after becoming an officer and are expected to make progress at the rate of 20% of target each year.

Common Stock Market Value (Multiple of Base Salary)
Chief Executive Officer	5
Other NEOs and Senior Vice Presidents	3

Shares owned directly (including restricted shares) or through our savings plans (including share equivalents under our non-qualified savings plans) and the after-tax value of vested unexercised stock options are considered in determining whether an officer meets the requirements, except that no more than 50% of the requirements can be met by the after-tax value of vested unexercised stock options. If officers fall behind expected progress or fail to maintain their required level of ownership, they may not sell any shares of Company common stock until the ownership requirements are met, except that when exercising options or upon vesting of restricted or performance shares, they may sell shares to cover the award price and applicable taxes and are required to retain the net shares until the ownership requirements are met. Also, if an NEO subject to the requirements does not make appropriate progress to meet the requirements, the NEO’s future long-term incentive grants may be adversely affected.

At September 30, 2015, the five NEOs owned an aggregate of 580,359 shares (including share equivalents under our non-qualified savings plans) of our common stock, with an aggregate market value of $58.9 million. As of September 30, 2015, all of the NEOs met the stock ownership requirements.

Officer Trading Requirements

Under our trading procedures, officers may not engage in any transactions involving Company securities, including gifts and option exercises, without first obtaining pre-clearance of the transaction from our General Counsel. Generally, trading is only permitted during announced trading periods. Employees subject to trading restrictions, including officers, may enter into a trading plan under Rule 10b5-1 under the Exchange Act that would allow trades outside a trading period. Our policy on Rule 10b5-1 trading plans requires (i) plans to be entered into during an open trading window, (ii) trades to occur during a trading window unless the plan uses a limit price or is used to pay taxes on equity vesting outside a window, (iii) a 60-day wait before the first trade can occur (unless the trade is to cover taxes on equity vesting before then), and (iv) Company approval. Plans can be amended only during an open trading window and cannot be terminated except in extraordinary circumstances, subject in both cases to approval by our General Counsel. We also have (a) an anti-hedging policy that prohibits employees from engaging in any transaction that is designed or intended to hedge or otherwise limit exposure to decreases in the market value of Company stock and (b) an anti-pledging policy that prohibits officers from pledging Company securities.

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Recoupment Policy, Claw-backs and Other Post-Employment Provisions

In September 2009, the Company entered into agreements with Mr. Nosbusch as CEO and Mr. Crandall as CFO with respect to the reimbursement (or claw-back) of certain compensation if the Company is required to restate any financial statements due to material noncompliance with the financial reporting requirements under the federal securities laws. In 2013 we also adopted a recoupment policy that provides that if the Company is required to restate any financial statements for periods from and after fiscal year 2013 due to the Company’s material noncompliance with any financial reporting requirements under the federal securities laws, the Company will recover, as determined by the Compensation Committee, from the CEO and CFO, any incentive- or equity- based compensation received by the executives from the Company during the 12 months following the public filing of such financial statements and any profits realized by the executives on the sale of Company securities during that 12-month period. Incentive compensation subject to the claw-back or recoupment includes: ICP, equity-based compensation received, profits realized from the sale of securities of the Company and other incentive-based compensation.

In addition, our stock option agreements for officers contain certain post-employment restrictive covenants, including two-year non-competition and non-solicitation covenants, that give the Company the right, in the event of a breach, to recoup the gain on any shares of Company common stock acquired upon exercise of any Company stock options during the two years before the date of the officer’s retirement or other termination of employment.

Compensation of the Chairman of the Board and Chief Executive Officer

Mr. Nosbusch’s base salary was increased 2.9% to $1,225,000 from $1,190,000 effective December 29, 2014. The Compensation Committee considered similar factors as those in relation to other NEOs, and Mr. Nosbusch’s increase in base salary was aligned with increases provided to other NEOs. His total annual compensation continues to depend significantly on incentive compensation tied to the Compensation Committee’s assessment of the Company’s and his performance.

In December 2015, Mr. Nosbusch was awarded an ICP payment of $952, 7 00 for fiscal 2015. Mr. Nosbusch’s ICP payment was 78% of his target annual incentive compensation. In determining Mr. Nosbusch’s annual incentive compensation, the Compensation Committee concluded that under his leadership the Company performed well and achieved financial results in less than favorable market conditions. The Committee also considered:

•

Our performance, under Mr. Nosbusch’s leadership, compared to our operating goals and objectives;

•

Information on Mr. Nosbusch’s annual cash compensation compared to annual cash compensation of CEOs in our market data; and

•

ICP awards to other NEOs.

As stated earlier, for the performance period October 1, 2012 to September 30, 2015 performance shares earned 93% of the target number of performance shares resulting in 14,155 shares vesting for Mr. Nosbusch on December 6, 2015.

For fiscal 2015 Mr. Nosbusch was granted stock options for 91,300 shares, 19,200 performance shares at target and 5,260 restricted shares. Consistent with our executive compensation philosophy, the anticipated value of this grant was first set at the median of LTI grants to CEOs in the market data. Then the grants were adjusted by the Compensation Committee based on the following considerations:

•

Information on Mr. Nosbusch’s total compensation compared to the total compensation of CEOs of the market data. For long-term incentives the results of the Towers Watson database were used for conducting the comparison. The data showed that Mr. Nosbusch’s total compensation and long-term incentives compensation are consistent with our compensation philosophy and are largely based on performance;

•

Internal comparisons with the other named executive officers. Mr. Nosbusch’s pay relative to the other named executive officers is in line with the survey data of CEOs to other named executive officers of the Major Companies in the Survey Providers database using the regression analyses developed by the Survey Providers based on our sales. Mr. Nosbusch’s pay is higher than the other named executive officers due to his greater level of responsibility and accountability, and consistent with market practices that follow a similar pattern;

•

Historical information regarding Mr. Nosbusch’s long-term compensation opportunities. This information indicated that Mr. Nosbusch’s long-term compensation opportunities have yielded significant realized and unrealized value for Mr. Nosbusch, particularly with respect to equity awards. The value reflects Mr. Nosbusch’s long service to the Company, the fact that he has held significant portions of his equity awards rather than cashing them in, and most importantly, the value of his equity awards has varied along with the returns to our shareowners. We believe this is in line with the creation of shareowner value objective of our pay-for-performance philosophy; and

•

Mr. Nosbusch’s past and expected future contributions to our long-term performance. The Committee believes that he has contributed significantly to our growth and profitability over time, and is expected to continue to contribute to our success for the benefit of shareowners, customers and other stakeholders.

The grant date fair value of these awards to Mr. Nosbusch in fiscal 2015 was $5,033,627, which was 12% higher than the grant date fair value of equity awards granted to Mr. Nosbusch in fiscal 2014. These amounts were determined using the valuation method described in the Grants of Plan-Based Awards Table.

Compensation of Other Named Executive Officers

In determining the compensation for Messrs. Crandall, Hagerman, Kulaszewicz and Moret we considered:

•

the market data for their positions;

•

internal equity between each named executive officer and our other officers;

•

salary increase plans for other employees; and

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•

our performance and the performance of their business segments and regions (where applicable) as well as their performance compared to their operating and leadership objectives.

In determining the fiscal 2015 ICP payouts for Messrs. Crandall, Hagerman, Kulaszewicz and Moret, we considered:

•

our performance compared to pre-established financial goals;

•

each officer’s achievement of individual goals and objectives; and

•

certain more subjective assessments of leadership acumen and the individual’s expected future contributions.

As discussed above, despite excellent free cash flow performance, we achieved results below the target goals for EPS, sales, ROIC and operating earnings measures. The resulting fiscal 2015 ICP awards are below target for our NEOs (average 72% of target payout). As a result, in December 2015, Messrs. Crandall, Hagerman, Kulaszewicz, and Moret were awarded ICP payments of $348,400, $289, 3 00, $247,100 and $276, 7 00, respectively, which represent awards that were 78%,78%, 59% and 66% of target, respectively.

As stated earlier, for the performance period October 1, 2012 to September 30, 2015 performance shares earned 93% of the target number of performance shares resulting in 3,618, 2,716, 3,971, and 3,971 shares vesting for Messrs. Crandall, Hagerman, Kulaszewicz, and Moret on December 6, 2015.

At the beginning of fiscal 2015, Messrs. Crandall, Kulaszewicz, and Moret were each granted options for 24,400 shares, 5,130 performance shares at target and 1,410 restricted shares; Mr. Hagerman was granted options for 15,100 shares, 3,160 performance shares at target and 870 restricted shares. Consistent with our executive compensation philosophy, in determining these grants, we considered:

•

information on the officers’ total compensation compared to the compensation of similar positions at the Major Companies in the Towers Watson executive compensation database, using a regression analysis developed by Towers Watson based on our sales;

•

internal comparisons with other officers;

•

historical information regarding their long-term compensation opportunities; and

•

past and expected future contributions to our long-term performance.

Changes in Compensation Programs for Fiscal 2016

At our 2015 Annual Meeting of Shareowners, 96% of the advisory vote shares cast at the meeting approved the compensation of our NEOs. Based on this strong endorsement, the Compensation Committee did not implement any changes in our executive compensation program as a result of such vote.

Base Salary

Based on financial results for fiscal 2015, the Compensation Committee determined that the salaries for Messrs. Nosbusch, Crandall, Hagerman, Kulaszewicz, and Moret would remain unchanged at $1,225,000, $640,000, $595,100, $600,000 and $600,000, respectively.

Annual Incentive Compensation

For fiscal 2016, the ICP financial measures and weightings will remain the same as for fiscal 2015 (sales, EPS, free cash flow and ROIC or segment operating earnings). The Compensation Committee has set an EPS threshold equal to fiscal 2015 EPS performance. Target amounts will generally be earned under our ICP if we achieve our financial goals for the year, and maximum payouts will be earned if we significantly exceed the goals. In determining the payout curves, the Compensation Committee considered:

•

actual fiscal 2015 performance,

•

the rate of growth required to achieve our goals, and

•

the impact of global macroeconomic factors on the Company’s business prospects.

The Compensation Committee retains the discretion to modify the formula award based on their assessment of our performance.

Long-Term Incentives

For the fiscal 2016 grants, the overall structure of our long-term incentive program remains unchanged. However, the Committee adjusted the proportion of stock options, performance shares and restricted stock from 50%, 37.5% and 12.5% to 45%, 40% and 15% respectively, going forward. We believe that this adjusted mix maintains our strong emphasis on shareowner value creation while increasing the percentage of pay tied to whether the Company outperforms alternative investment choices.

We calculated the number of options, performance shares and shares of restricted stock using the closing price of our common stock on December 3, 2015, which was the date of grant. The exercise price of options continues to be the closing price on the date of the grant. As discussed under the earlier section describing Mr. Nosbusch’s 2015 compensation, the Committee started with market median grants and then adjusted the grants based on the factors described above, including Company and individual performance to determine the actual grant date value of long-term incentive awards.

The Compensation Committee approved at its December 2015 meeting the following grants of equity awards to the NEOs for fiscal 2016:

Name	Options	Performance Shares	Shares of Restricted Stock
Keith D. Nosbusch	101,900	21,280	6,920
Theodore D. Crandall	27,600	5,770	1,880
Douglas M. Hagerman	17,000	3,550	1,160
Frank C. Kulaszewicz	27,600	5,770	1,880
Blake D. Moret	27,600	5,770	1,880

The performance shares and restricted stock grant agreements have terms and conditions that are the same as the grants made in fiscal year 2015. See footnotes 2 and 4 to the Grants of Plan-Based Awards Table.

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Summary Compensation Table

The following table sets forth the total compensation of each of the named executive officers for the fiscal years ended September 30, 2015, 2014 and 2013.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4) ($)	All Other Compensation(5) ($)	TOTAL ($)
Keith D. Nosbusch President & Chief Executive Officer	2015	1,216,115	0	2,599,569	2,434,058	952, 7 00	1,308,758	97,268	8,608, 4 68
	2014	1,182,414	0	2,197,804	2,309,280	1,254,000	1,447,797	82,287	8,473,582
	2013	1,152,414	0	1,984,116	1,958,580	1,125,500	-	80,820	6,301,430
Theodore D. Crandall Senior Vice President & Chief Financial Officer	2015	635,431	0	695,104	650,504	348,400	819,038	30,794	3,179,271
	2014	617,423	0	573,340	604,488	458,700	821,559	30,520	3,106,030
	2013	599,879	0	507,577	499,689	410,200	-	30,066	2,047,411
Douglas M. Hagerman Senior Vice President, General Counsel & Secretary	2015	590,785	0	428,342	402,566	289, 3 00	273,189	25,874	2, 010,056
	2014	573,852	0	382,227	404,124	380,600	307,966	26,070	2,074,839

Frank C. Kulaszewicz Senior Vice President	2015	594,923	0	695,104	650,504	247,100	689,937	28,845	2,906,413
	2014	566,092	0	573,340	604,488	489,400	678,779	465,017	3,377,116
	2013	512,356	0	556,890	549,909	328,700	59,409	457,444	2,464,708
Blake D. Moret Senior Vice President	2015	594,923	0	695,104	650,504	276, 7 00	714,987	29,585	2,961, 803
	2014	566,092	0	573,340	604,488	371,500	735,044	28,388	2,878,852
	2013	512,356	0	556,890	549,909	325,200	235,845	24,423	2,204,623
(1)

Amounts in this column represent the grant date fair value of restricted stock and performance share awards granted calculated in accordance with U.S. GAAP. The grant date fair value of restricted stock was $115.69, $108.89, and $80.11 per share for 2015, 2014, and 2013, respectively. Performance share awards are valued at target shares with a grant date fair value of $103.70, $108.48, and $98.15, for 2015, 2014, and 2013, respectively. The assumptions applicable to these valuations are set forth in note 10, Share-Based Compensation, to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2015. The amounts shown may not correspond to the actual value that may be realized by the named executive officers. If the performance share awards are valued at two times the target number of shares (the maximum potential payout), then for fiscal 2015 the stock award amount would increase by $1,991,040, $531,981, $327,692, $531,981 and $531,981 for Messrs. Nosbusch, Crandall, Hagerman, Kulaszewicz, and Moret, respectively. For additional information on awards made in fiscal 2015, see the Grants of Plan-Based Awards Table and Outstanding Equity Awards Table.

(2)

Amounts in this column represent the grant date fair value of option awards granted computed in accordance with U.S. GAAP. The grant date fair value was $26.66, $33.96, and $25.11 per share for 2015, 2014, and 2013, respectively. The assumptions applicable to these valuations are set forth in note 10, Share-Based Compensation, to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2015. The amounts shown may not correspond to the actual value that may be realized by the named executive officers. For additional information on awards made in fiscal 2015, see the Grants of Plan-Based Awards Table and Outstanding Equity Awards Table.

(3)

This column represents amounts paid under our ICP for performance in the fiscal year. For more information about our ICP, see the “Compensation Discussion and Analysis” and Grants of Plan-Based Awards Table.

(4)

We do not pay “above market” interest on non-qualified deferred compensation; therefore, this column reflects changes in pension values only. The changes in pension value amounts for each year represent the difference from September 30 of the prior year to September 30 of each year in the actuarial present value of the named executive officers’ accrued pension benefit at their unreduced retirement age under our qualified and non-qualified pension plans. These amounts are based on benefits provided by the plan formula described on page 41 and converted to a present value using a discount rate which was 4.55% in fiscal year 2015, 4.50% in fiscal year 2014, and 5.05% in 2013. For information on the formula and assumptions used to calculate these amounts see the Pension Benefits Table.

(5)

This column represents the Company matching contributions for the named executive officers under our savings plans. The aggregate amount of personal benefits and perquisites provided to each named executive officer during fiscal 2015, 2014, and 2013, are less than $10,000 and, therefore, are not included in All Other Compensation with the exception of Mr. Kulaszewicz during fiscal 2014 and 2013. Mr. Kulaszewicz’s international assignment in Singapore ended June 2014 and he returned to Milwaukee, Wisconsin. The 2014 and 2013 amounts for Mr. Kulaszewicz primarily represent payments related to the Company standard expatriate packages for his international assignment in Singapore based on the incremental cost to the Company for these benefits as well as other personal benefits as set forth below in the All Other Compensation Table. The assignment costs for 2014 were adjusted to reflect actual tax costs restated from the estimated tax costs included at the time of fiscal 2014 disclosure. All other compensation was decreased to $465,017 from $1,307,152 in 2014 for Mr. Kulaszewicz due to tax credits returned from the Singapore tax on equity under the deemed exercise rule.

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ALL OTHER COMPENSATION TABLE

The following table describes each element of the All Other Compensation column in the Summary Compensation Table for fiscal 2015.

Name	Value of Company Contributions to Savings Plans(1) $	Dividends on Restricted Stock(2) $	Perquisites(3) $	Other(4) $	TOTAL $
Keith D. Nosbusch	36,467	60,801	-	-	97,268
Theodore D. Crandall	19,055	11,739	-	-	30,794
Douglas M. Hagerman	17,716	8,158	-	-	25,874
Frank C. Kulaszewicz	16,099	11,746	-	1,000	28,845
Blake D. Moret	17,839	11,746	-	-	29,585
(1)

This column includes the Company matching contributions to the named executive officers’ 401(k) savings plan and non-qualified savings plan accounts. This is consistent with the practice we use for all eligible employees.

(2)

This column represents cash dividends paid on restricted shares held by the named executive officers.

(3)

The aggregate amount of personal benefits and perquisites provided to each named executive officer during fiscal 2015 are less than $10,000 and, therefore, are not included in All Other Compensation.

(4)

This column includes a patent award paid during fiscal 2015.

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Grants of Plan-Based Awards Table

The following table provides information about equity and non-equity awards made to the named executive officers in fiscal 2015.

Name	Grant Type	Grant Date(3)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards(4): Number of Shares of Stock or Units (#)	All Other Option Awards(5): Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards(6) ($ / Sh)	Grant Date Fair Value of Stock and Option Awards(7) ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Keith D. Nosbusch	Incentive Compensation	12/2/2014	0	1,225,000	2,450,000
	Performance Shares	12/2/2014				0	19,200	38,400				1,991,040
	Restricted Shares	12/2/2014							5,260			608,529
	Stock Options	12/2/2014								91,300	115.69	2,434,058
Theodore D. Crandall	Incentive Compensation	12/2/2014	0	448,000	896,000
	Performance Shares	12/2/2014				0	5,130	10,260				531,981
	Restricted Shares	12/2/2014							1,410			163,123
	Stock Options	12/2/2014								24,400	115.69	650,504
Douglas M. Hagerman	Incentive Compensation	12/2/2014	0	371,938	743,876
	Performance Shares	12/2/2014				0	3,160	6,320				327,692
	Restricted Shares	12/2/2014							870			100,650
	Stock Options	12/2/2014								15,100	115.69	402,566
Frank C. Kulaszewicz	Incentive Compensation	12/2/2014	0	420,000	840,000
	Performance Shares	12/2/2014				0	5,130	10,260				531,981
	Restricted Shares	12/2/2014							1,410			163,123
	Stock Options	12/2/2014								24,400	115.69	650,504
Blake D. Moret	Incentive Compensation	12/2/2014	0	420,000	840,000
	Performance Shares	12/2/2014				0	5,130	10,260				531,981
	Restricted Shares	12/2/2014							1,410			163,123
	Stock Options	12/2/2014								24,400	115.69	650,504
(1)

These columns show the potential value of the cash payout for each named executive officer under the ICP for fiscal 2015 if the target and maximum goals are met. For each named executive officer, an incentive compensation target equal to a percentage of the individual’s base salary is set at the beginning of the year. Amounts shown are based on base salary at September 30, 2015. Actual incentive compensation payments under the plan may be higher or lower than the target based on financial, operating and individual performance. The Compensation Committee has discretion to change the amount of any award irrespective of whether the measures are met. Incentive compensation payments under the Senior ICP may not exceed 1% of our applicable net earnings (as defined in the plan).

(2)

These columns show the threshold, target and maximum payouts under performance shares awarded during fiscal year 2015. The payout in respect of these performance shares will be made in shares of our common stock and/or cash in an amount determined based on the total shareowner return of our common stock, assuming reinvestment of all dividends, compared to the performance of companies in the S&P 500 Index for the period from October 1, 2014 to September 30, 2017, if the individual continues as an employee until the third anniversary of the grant date (subject to provisions relating to the grantee’s death, disability or retirement or a change of control of the Company). The payouts will be at zero, the target amount and the maximum amount if our shareowner return is equal to or less than the 30th percentile, equal to the 60th percentile and equal to or greater than the 75th percentile of the total shareowner return of companies in the S&P 500 Index, respectively, over the applicable three-year period, with the payout interpolated for results between those percentiles. We use the 20-trading day average ending September 30 to determine the starting price and the final TSR. The potential value of a payout will fluctuate with the market value of our common stock.

(3)

In fiscal 2015 annual equity grants were made at the Compensation Committee meeting on December 2, 2014.

(4)

This column shows the number of shares of restricted stock granted in fiscal 2015 to the named executive officers. The restricted stock vests on December 2, 2017 (three years from the grant date), provided the individual is still employed by the Company on that date. Restricted stock owners are entitled to any cash dividends paid, but are not entitled to any dividends paid in shares until the restricted shares vest. Cash dividends are paid at the Company’s regular dividend rate. The grant date fair value of these awards was $115.69 per share computed in accordance with U.S. GAAP and the assumptions set forth in note 10, Share-Based Compensation, to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2015.

(5)

This column shows the number of stock options granted in fiscal 2015 to the named executive officers under our 2012 Long-Term Incentives Plan. The options vest and become exercisable in three substantially equal installments beginning on December 2, 2015, one year after the grant date. The grant date fair value of these awards computed in accordance with U.S. GAAP was $26.66 per share. This amount was calculated using the Black-Scholes pricing model and the assumptions set forth in note 10, Share-Based Compensation, to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2015.

(6)

This column shows the exercise price for stock options granted, which was the closing price of our common stock on December 2, 2014, the grant date of the options.

(7)

This column shows the aggregate grant date fair value of the performance share awards at target, which was based on $103.70 per share computed in accordance with U.S. GAAP and the assumptions set forth in note 10, Share-Based Compensation, to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2015. The aggregate grant date fair value of the performance share awards at two times the target number of shares was $3,982,080, $1,063,962, $655,384, $1,063,962, and $1,063,962 for Messrs. Nosbusch, Crandall, Hagerman, Kulaszewicz, and Moret, respectively.

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Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information about equity awards made to the named executive officers that are outstanding as of September 30, 2015.

Name	Grant Date	OPTION AWARDS(1)					STOCK AWARDS
		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)
Keith D. Nosbusch	12/2/2014		91,300		115.69	12/2/2024	5,260	533,732	19,200	1,948,224
	12/4/2013	22,666	45,334		108.89	12/4/2023	5,290	536,776	14,950	1,516,977
	12/6/2012	52,000	26,000		80.11	12/6/2022	6,120	620,996	15,220	1,544,373
	12/1/2011	100,500			74.14	12/1/2021
	12/7/2010	133,900			69.57	12/7/2020
	12/9/2009	178,600			46.16	12/9/2019
Theodore D. Crandall	12/2/2014		24,400		115.69	12/2/2024	1,410	143,073	5,130	520,541
	12/4/2013	5,933	11,867		108.89	12/4/2023	1,380	140,029	3,900	395,733
	12/6/2012	13,266	6,634		80.11	12/6/2022	1,570	159,308	3,890	394,718
	12/1/2011	25,700			74.14	12/1/2021
	12/7/2010	35,300			69.57	12/7/2020
	12/9/2009	2,100			46.16	12/9/2019
	12/3/2008	3,400			29.37	12/3/2018
Douglas M. Hagerman	12/2/2014		15,100		115.69	12/2/2024	870	88,279	3,160	320,645
	12/4/2013	3,966	7,934		108.89	12/4/2023	920	93,352	2,600	263,822
	12/6/2012	10,000	5,000		80.11	12/6/2022	1,180	119,735	2,920	296,292
	12/1/2011	19,500			74.14	12/1/2021
	12/7/2010	26,800			69.57	12/7/2020
	12/9/2009	9,500			46.16	12/9/2019
Frank C. Kulaszewicz	12/2/2014		24,400		115.69	12/2/2024	1,410	143,073	5,130	520,541
	12/4/2013	5,933	11,867		108.89	12/4/2023	1,380	140,029	3,900	395,733
	12/6/2012	800	7,300		80.11	12/6/2022	1,720	174,528	4,270	433,277
	12/1/2011	1,300			74.14	12/1/2021
	12/9/2009	1,367			46.16	12/9/2019
	12/3/2008	6,500			29.37	12/3/2018
Blake D. Moret	12/2/2014		24,400		115.69	12/2/2024	1,410	143,073	5,130	520,541
	12/4/2013	5,933	11,867		108.89	12/4/2023	1,380	140,029	3,900	395,733
	12/6/2012	14,600	7,300		80.11	12/6/2022	1,720	174,528	4,270	433,277
	12/1/2011	18,200			74.14	12/1/2021
	4/1/2011	9,000			97.00	4/1/2021
	12/7/2010	7,400			69.57	12/7/2020
(1)

All options vest 1/3 per year beginning on the first anniversary of the grant date (subject to provisions related to the grantee’s death, retirement or a change of control).

(2)

All restricted stock vests in full on the third anniversary of the grant date (subject to provisions related to the grantee’s death, retirement or a change of control).

(3)

The market value of the stock awards is based on the closing market price of our common stock as of September 30, 2015, which was $101.47.

(4)

This column shows the target number of performance shares outstanding. The payout can be from 0 to 200% of the target as described in footnote 2 to the Grants of Plan-Based Awards Table. All performance shares will vest and be paid out on the third anniversary of the grant date (subject to provisions relating to the grantee’s death, disability or retirement or a change of control). The performance shares awarded on December 6, 2012 were earned at 93% of target. The Compensation Committee approved at its November 2015 meeting the payout of such performance shares in shares of our common stock, which resulted in the following number of shares being delivered to the named executive officers:

Name	Shares of Common Stock Delivered in Respect of Performance Shares Awarded on December 6, 2012 and Vested on December 6, 2015
Keith D. Nosbusch	14,155
Theodore D. Crandall	3,618
Douglas M. Hagerman	2,716
Frank C. Kulaszewicz	3,971
Blake D. Moret	3,971

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Option Exercises and Stock Vested Table

The following table provides additional information about stock option exercises and shares acquired upon the vesting of stock awards, including the value realized, during the fiscal year ended September 30, 2015 by the named executive officers.

Name	OPTION AWARDS		STOCK AWARDS
	Number of Shares Acquired on Exercise(1) (#)	Value Realized on Exercise(2) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Keith D. Nosbusch	1,300	64,324	41,092	4,586,689
Theodore D. Crandall	22,067	2,049,538	10,370	1,157,499
Douglas M. Hagerman			7,861	877,445
Frank C. Kulaszewicz	21,168	829,719	7,349	820,295
Blake D. Moret			7,349	820,295
(1) Mr. Nosbusch retained all 1,300 shares. (2) Based on the closing price of our common stock on the NYSE on the exercise date or vesting date, as applicable.

Pension Benefits Table

The following table shows the present value of accumulated benefits as of September 30, 2015 payable to the named executive officers under the Rockwell Automation Pension (Qualified) Plan and Rockwell Automation Pension (Non-Qualified) Plan based on the assumptions described in Footnote 1 to this table.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Keith D. Nosbusch	Rockwell Automation Pension (Qualified) Plan	41	2,027,157	-
	Rockwell Automation Pension (Non-Qualified) Plan	41	20,944,909	-
Theodore D. Crandall(2)	Rockwell Automation Pension (Qualified) Plan	29	1,182,048	-
	Rockwell Automation Pension (Non-Qualified) Plan	29	4,249,676	-
Douglas M. Hagerman	Rockwell Automation Pension (Qualified) Plan	11	375,590	-
	Rockwell Automation Pension (Non-Qualified) Plan	11	1,175,916	-
Frank C. Kulaszewicz	Rockwell Automation Pension (Qualified) Plan	30	849,900	-
	Rockwell Automation Pension (Non-Qualified) Plan	30	1,726,111	-
Blake D. Moret	Rockwell Automation Pension (Qualified) Plan	31	921,544	-
	Rockwell Automation Pension (Non-Qualified) Plan	31	1,935,614	-
(1)

These amounts have been determined using the assumptions set forth in note 11, Retirement Benefits, to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2015, and represent the accumulated benefit obligation for benefits earned to date, based on age, service and earnings through the measurement date of September 30, 2015.

(2)

Mr. Crandall is eligible to participate in our Supplemental Retirement Plan for Certain Senior Executives, which is a closed plan. Participants are eligible for this benefit at Normal Retirement, if eligible for Disability pension benefits as described below, or if permitted to retire early by action of the President or CEO if such individual also commences early retirement at that time under the Qualified Pension Plan. If eligible, the September 30, 2015 present value of benefits from this plan would be $547,983 for Mr. Crandall.

The named executive officers participate in two pension plans with the same requirements/benefits as other employees: the Rockwell Automation Pension Plan (the Qualified Pension Plan), which is qualified under the Internal Revenue Code, and the Rockwell Automation Non-Qualified Pension Plan (the Non-Qualified Pension Plan), which is an unfunded, non-tax-qualified plan. The Qualified Pension Plan provides retirement benefits to nearly all U.S. employees of the Company hired before July 1, 2010. The Qualified Pension Plan and the Non-Qualified Pension Plan were closed to entrants hired or re-hired on or after July 1, 2010. In place of becoming a participant in the Qualified Pension Plan and, if applicable, the Non-Qualified Pension plan, employees hired or re-hired on or after July 1, 2010, will be eligible for a non-elective contribution (the “NEC”) in the Qualified and, if applicable, Non-Qualified Savings Plan. The NEC is based on a combination of age and service and the percentage contribution is outlined in the Non-Qualified Savings Plan section below. The NEC formula is the same for both the Qualified Savings Plan and the Non-Qualified Savings Plan.

The Non-Qualified Pension Plan provides benefits that may not be paid from the Qualified Pension Plan due to limitations imposed by the Internal Revenue Code on qualified plan benefits. Non-Qualified Pension Plan benefits are provided to any U.S. salaried employee whose benefits are affected by these limits. Our policy with respect to funding our pension obligations is to fund at least the minimum amount required by applicable laws and governmental regulations. We maintain a rabbi trust for our non-qualified plans, including the Non-Qualified Pension Plan, which we will fund in the event there is a change of control of the Company.

Effective January 1, 2011, the pension plans were amended to allow participants to elect a lump sum payment instead of an annuity option offered under the plans. The present values in the above table are determined based on assumptions required by SEC rules, which are different from those used to calculate the lump sum payment under the plans. Note that due to Internal Revenue Code Section 409A regulations, if a named executive officer elected to receive his benefit from the Non-Qualified Plan in the form of a lump sum, he would not be eligible to receive the lump sum payment for at least five years.

For employees hired before July 1, 2010, benefits provided by both the Qualified Pension Plan and the Non-Qualified Pension Plan have the same requirements for vesting, which occurs at five years of service. Benefits in both plans are determined using the same formula. Named executive officers do not receive any additional service or other enhancements in determining the form, timing or amount of their benefits.

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Normal retirement benefits

•

Normal retirement benefits are payable at age 65 with five years of service.

Early retirement with reduced benefits

•

Reduced early retirement benefits after 10 years of service are payable at the earlier of either:

–

age 55 or older; or

–

75 or more points (age plus credited service equals or exceeds 75).

The reduction for early retirement benefits is determined using an actuarial equivalence with an applicable interest rate and mortality table. Currently, Messrs. Crandall, Kulaszewicz, and Moret have met the eligibility requirements for early retirement with a reduced benefit. Mr. Nosbusch has met the eligibility requirements for early retirement with an unreduced benefit.

•

An optional early distribution was added to the Qualified Pension Plan starting January 1, 2014, for those who do not meet early or normal retirement eligibility described above. The reduction in benefits is determined using an actuarial equivalence with the applicable interest rate and mortality table as used for lump sum calculations.

Pension plan formula

•

Pension plan benefits are payable beginning at a named executive officer’s normal retirement date and are determined by the following formula:

–

Two-thirds (66 2/3%) of the participant’s average monthly earnings up to $1,666.67;

–

Multiplied by a fraction, not to exceed 1.00, the numerator of which is the participant’s years of credited service, including fractional years, and the denominator of which is thirty-five (35);

–

Plus 1.50% of the participant’s average monthly earnings in excess of $1,666.67 times the participant’s years of credited service, including fractional years, up to a maximum of thirty-five (35) years;

–

Plus 1.25% of the participant’s average monthly earnings in excess of $1,666.67 times the participant’s years of credited service, including fractional years, in excess of thirty-five (35) years;

–

Less 50% of primary Social Security benefit times a fraction not to exceed 1.00, the numerator of which is the participant’s years of credited service, including fractional years, and the denominator of which is thirty-five (35).

Average monthly earnings represent the monthly average of the participant’s pensionable earnings for the highest five calendar years during the last 10 calendar years while the participant was actively employed. A participant’s earnings used for calculating pension plan benefits (pensionable earnings) include base salary and annual incentive compensation awards. Awards of stock options, restricted stock, performance shares and performance-based long-term cash awards, and all other cash awards are not considered when determining pension benefits.

Disability pension benefits

Disability pension benefits are available under the Qualified Pension Plan and the Non-Qualified Pension Plan to active employees before age 65 upon total and permanent disability if the participant has at least 15 years of credited service or at least 10 years of credited service with 70 points or more (age plus credited service is equal to or greater than 70). The benefit is generally calculated in the same manner as the normal retirement benefit.

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Pension benefits payable to beneficiaries upon death of a participant

•

Pension benefits under the Qualified Pension Plan and the Non-Qualified Pension Plan are payable to the participant’s beneficiaries upon the death of the participant while eligible for normal or early retirement.

•

The surviving spouse will receive a monthly lifetime benefit calculated as if the participant retired and elected the 50% surviving spouse option.

•

If the participant dies after starting to receive benefits, the benefit payments are processed in accordance with the benefit option selected.

•

If the retiree has started monthly pension benefit payments, the beneficiary is eligible for a lump-sum death benefit equal to $150 per year of credited service up to $5,250.

•

If the participant dies before he or she is eligible for early retirement, pension benefits may begin in the month following the date the participant would have attained earliest retirement date; otherwise they may begin in the month following the date of death.

•

If the participant elects the lump sum payment option and the lump sum payment is made, no further benefits are provided to the beneficiary or surviving spouse upon death of the participant.

Non-Qualified Deferred Compensation

The following table provides information on our non-qualified defined contribution and other non-qualified deferred compensation plans in which all eligible U.S. salaried employees, including the named executive officers, participate, which consist of the following:

Rockwell Automation Non-Qualified Savings Plan (the Non-Qualified Savings Plan)

Our U.S. employees, including the named executive officers, whose earnings exceed certain applicable federal limitations on compensation that may be recognized under our Qualified Savings Plan, are entitled to defer earnings on a pre-tax basis to the Non-Qualified Savings Plan. Company matching contributions that cannot be made to the Qualified Savings Plan due to applicable federal tax limits are also made to the Non-Qualified Savings Plan. Under the Qualified Savings Plan, we match half up to 6% of the employee’s eligible earnings contributed to the Plan each pay period, subject to a maximum amount of earnings under applicable federal tax regulations. Earnings under the Non-Qualified Savings Plan are credited to participant accounts on a daily basis in the same manner as under the Qualified Savings Plan. Investment options are selected by the participant, may be changed daily, and include the same fund and Company stock investments that are offered by the Qualified Savings Plan. No preferential interest or earnings are provided under the Non-Qualified Savings Plan. Account balances under the Non-Qualified Savings Plan are distributed in a lump-sum cash payment within 60 days after the end of the month occurring six months after the employee terminates employment or retires.

In addition to the Company matching contributions, a non-elective contribution (NEC) is provided for employees hired or rehired on or after July 1, 2010. If employed on the last day of the year, eligible employees receive an annual NEC benefit equal to eligible pay multiplied by a percentage based on “points”, which equal the sum of age and years of service as of each December 31 and based on the following chart. The NEC is provided by the end of the first quarter of the following year.

Total Points (Age + Years of Service as of 12/31)	Percentage of Pay Contributed as NEC
<40	3.00%
40-59	4.00%
60-79	5.00%
80+	7.00%

All NEOs were hired before July 1, 2010 and are not eligible for NEC.

Current Rockwell Automation Deferred Compensation Plan (the Deferred Compensation Plan)

Our U.S. salaried employees in career band E, including the named executive officers, may elect annually to defer up to 50% of base salary and up to 100% of their annual incentive compensation award to the Deferred Compensation Plan.

Matching. For participants who defer base salary to the plan, we provide a matching contribution equal to what we would have contributed to the Qualified Savings Plan or Non-Qualified Savings Plan for the deferred amounts.

Distribution elections

•

For contributions before 2005. Participants could opt to receive the deferred amounts on a specific date, at retirement, or in installments up to 15 years following retirement. Participants may make a one-time change of distribution election or timing (at least one year before payments would otherwise begin).

•

Contributions after January 1, 2005. Participants may elect either a lump-sum distribution at termination of employment or installment distributions for up to 15 years following retirement. Participants may make a one-time change of the distribution election or timing (at least one year before payments would otherwise begin), provided that the changed distribution cannot begin until five years after the original distribution date.

Timing of distributions

•

For contributions before 2005. We make distributions within the first 60 days of a calendar year.

•

For contributions after January 1, 2005. We make distributions beginning in July of the year following termination or retirement. Ongoing installment payments are made in February of each year.

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Earnings on deferrals. Participants select investment measurement options, including hypothetical fund investments that correspond to those offered by the Qualified Savings Plan, excluding the Company’s stock. Investment measurement options may be changed daily. Earnings are credited to participant accounts on a daily basis in the same manner as under the Qualified Savings Plan. No preferential interest or earnings are provided under the Deferred Compensation Plan.

Prior Rockwell Automation Deferred Compensation Plan (the Old Plan)

Of the named executive officers, only Mr. Crandall participates in the Old Plan, which is a closed plan. Participants were only permitted to defer incentive compensation to this plan. Distributions are made annually in January; however, if a participant is considered a “key employee” under the terms of the Internal Revenue Code, there may be a six-month delay in the commencement of distributions. The plan provides an interest rate that is one-twelfth of the annual interest rate for quarterly compounding that is 120% of the applicable Federal long-term monthly rate for the three-month period ending on the last day of each calendar year quarter. The interest is applied to participant accounts quarterly on the last business day of the quarter.

We maintain a rabbi trust for our non-qualified plans, including the Non-Qualified Savings Plan and deferred compensation plans, which we will fund in the event there is a change of control of the Company.

Non-Qualified Deferred Compensation Table

Name	Executive Contributions in Last Fiscal Year(1) ($)	Registrant Contributions in Last Fiscal Year(2) ($)	Aggregate Earnings in Last Fiscal Year(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End(4) ($)
Keith D. Nosbusch	76,330	28,624	(54,239)	–	2,260,346
Theodore D. Crandall	30,131	11,299	(18,164)	–	1,161,873
Douglas M. Hagerman	433,379	9,896	(8,575)	–	3,038,017
Frank C. Kulaszewicz	16,968	8,484	(3,979)	–	83,987
Blake D. Moret	19,964	9,982	(3,556)	–	116,812
(1)

These amounts include contributions made by each named executive officer to the Non-Qualified Savings Plan, and for Mr. Hagerman to the Deferred Compensation Plan. These amounts are also reported in the “Salary” column in the Summary Compensation Table.

(2)

These amounts represent Company matching contributions for each named executive officer under the Non-Qualified Savings Plan. These amounts are also reported in the “All Other Compensation” column in the Summary Compensation Table and as part of the “Value of Company Contributions to Savings Plans” column in the All Other Compensation Table.

(3)

These amounts include earnings (losses), dividends and interest provided on current contributions and existing balances, including the change in value of the underlying investment options in which the named executive officer is deemed to be invested. These amounts are not reported in the Summary Compensation Table as compensation.

(4)

These amounts represent each named executive officer’s aggregate balance in the Non-Qualified Savings Plan, and for Mr. Hagerman in the Deferred Compensation Plan, and for Mr. Crandall in the Deferred Compensation Plan and the “Old” Deferred Compensation Plan, in each case at September 30, 2015. The numbers also include the contributions made by each named executive officer to the Non-Qualified Savings Plan and Deferred Compensation Plan, which are also reported in the “Salary” column of the Summary Compensation Table, and the Company matching contributions, which are also reported in the “All Other Compensation” column in the Summary Compensation Table for each fiscal year. The amounts included in the Summary Compensation Table for fiscal 2013 for Messrs. Nosbusch, Crandall, Kulaszewicz, and Moret are $99,032, $38,452, $16,791, and $23,324, respectively; for fiscal 2014 for Messrs. Nosbusch, Crandall, Hagerman, Kulaszewicz, and Moret are $101,792, $39,855, $18,604, $230,419, and $27,784, respectively; and for fiscal 2015 for Messrs. Nosbusch, Crandall, Hagerman, Kulaszewicz, and Moret are $104,954, $41,430, $443,275, $25,451, and $29,945, respectively.

Potential Payments Upon Termination or Change of Control

The tables and narrative below describe and quantify compensation that would become payable to the named executive officers under existing plans and arrangements if the named executive officer’s employment had terminated on September 30, 2015 for the reasons set forth below. We do not have employment agreements with the named executive officers, but do have change of control agreements with Messrs. Nosbusch, Crandall, Hagerman, Kulaszewicz, and Moret and certain other officers. There are two main purposes of these agreements.

1.

They provide protection for the executive officers who would negotiate any potential acquisitions of the Company, thus encouraging them to negotiate a good outcome for shareowners, without concern that their negotiating stance will put at risk their financial situation immediately after an acquisition.

2.

The agreements seek to ensure continuity of business operations during times of potential uncertainty, by removing the incentive to seek other employment in anticipation of a possible change of control.

In short, the change of control agreements seek to ensure that we may rely on key executives to continue to manage our business consistent with our best interests despite concerns for personal risks. We do not believe these agreements encourage our executives to favor or oppose a change of control. We believe these agreements strike a balance that the amounts are neither so low to cause an executive to oppose a change of control nor so high as to cause an executive to favor a change of control. In addition, in the past we at times have entered into severance arrangements with executive officers upon termination of their employment, with the terms and conditions depending on the individual circumstances of the termination, the transition role we expect from the officer and our best interests. The information set forth below does not include payments and benefits to the extent they are provided on a non-discriminatory basis to salaried employees upon termination of employment, including unused vacation pay, distributions of balances under savings and deferred compensation

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plans and accrued pension benefits. The information set forth below also does not include any payments and benefits that may be provided under severance arrangements that may be entered into with any named executive officer upon termination of their employment.

We have change of control agreements with Mr. Nosbusch and each of the other named executive officers and certain other officers. These agreements become effective if there is a change of control before October 1, 2016. Each agreement provides for the continuing employment of the executive for two years after the change of control on conditions no less favorable than those in effect before the change of control. If the executive’s employment is terminated by us without “cause” or if the executive terminates his employment for “good reason” within that two year period, each agreement entitles the executive to:

•

severance benefits payable as a lump sum equal to two times (three times in the case of Mr. Nosbusch) his annual compensation, including target ICP;

•

annual ICP payment prorated through the date of termination payable as a lump sum, based upon the average of the previous three years’ ICP payments; and

•

continuation of other benefits and perquisites for two years (three years in the case of Mr. Nosbusch).

The agreements do not include a provision that entitles the executives to receive tax gross-ups related to any excise tax imposed on change of control agreements. In each change of control agreement, the executive agreed to certain confidentiality provisions.

Under the change of control agreements, a change of control would include any of the following events:

•

any “person”, as defined in Section 13(d)(3) or 14(d)(2) of the Exchange Act, acquires 20 percent or more of our outstanding voting securities;

•

a majority of our directors are replaced by persons who are not endorsed by a majority of our directors;

•

we are involved in a reorganization, merger, sale of assets or other business combination that results in our shareowners owning 50% or less of our outstanding shares or the outstanding shares of the resulting entity; or

•

shareowners approve a liquidation or dissolution of the Company.

The following table provides details with respect to potential post-employment payments to the named executive officers under our change of control agreements in the event of separation due to a change of control of the Company, assuming a termination covered by the change of control agreement occurred on September 30, 2015.

Name	Cash ($)(1)	Equity ($)(2)	Pension/ NQDC ($)	Perquisites/ Benefits ($)(3)	Tax Reimbursement ($)(4)	Other ($)(5)	Total ($)
Keith D. Nosbusch	8,460,700	7,256,439	0	70,155	0	100,000	15,887,294
Theodore D. Crandall	2,581,767	1,895,103	0	42,912	0	100,000	4,619,782
Douglas M. Hagerman	2,270,808	1,288,926	0	40,362	0	100,000	3,700,096
Frank C. Kulaszewicz	2,395,067	1,963,109	0	36,988	0	100,000	4,495,164
Blake D. Moret	2,364,500	1,963,109	0	35,728	0	100,000	4,463,337
(1)

This column includes the severance value, which is base salary plus target annual ICP multiplied by three for Mr. Nosbusch, and multiplied by two for Messrs. Crandall, Hagerman, Kulaszewicz, and Moret. In the year of termination, the executive is also entitled to receive a prorated ICP payout based on the average of the previous three years’ ICP payment (fiscal years 2013, 2014 and 2015). These amounts are $1,110,700, $405,767, $336,733, $355,067 and $324,500 for Messrs. Nosbusch, Crandall, Hagerman, Kulaszewicz, and Moret, respectively.

(2)

Upon a change of control of the Company and, in the case of awards granted after February 2, 2010, if (1) the executive’s awards are assumed or substituted with comparable awards by the surviving Company in the change of control and such executive’s employment is terminated within two years of the change of control for certain specified reasons or (2) the executive’s awards are not assumed or substituted with comparable awards by the surviving Company in the change of control, all outstanding stock options would become fully exercisable; the restrictions on all shares of restricted stock would lapse; and grantees of performance shares would be entitled to a performance share payout equal to 100% of the target shares.

The following represents the value of unvested equity awards had a change of control occurred on September 30, 2015, using the fiscal year end price of $101.47.

Name	Unvested Stock Options($)	Unvested Restricted Stock($)	Performance Shares($)
Keith D. Nosbusch	555,360	1,691,505	5,009,574
Theodore D. Crandall	141,702	442,409	1,310,992
Douglas M. Hagerman	106,800	301,366	880,760
Frank C. Kulaszewicz	155,928	457,630	1,349,551
Blake D. Moret	155,928	457,630	1,349,551
(3)

Amounts include healthcare program subsidies provided to all employees and amounts received under our very limited perquisite package including personal liability insurance, annual physicals, spouse travel and recreational activities at Board retreats. Amounts do not include perquisite values for Mr. Kulaszewicz's international assignment.

(4)

Agreements do not include a provision that entitles the executives to receive tax gross-ups related to any excise tax imposed on change of control agreements.

(5)

Estimated value of outplacement services.

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The following table sets forth the treatment of equity-based awards upon termination of employment for the following reasons:

Reason	Options	Restricted Stock	Performance Shares(5)
Voluntary — Other than retirement(1)	Vested — can be exercised until the earlier of (i) three months after last date on payroll or (ii) the date the option expires Unvested — forfeited	Unearned shares forfeited	Unearned shares forfeited
Voluntary — Retirement(2)

If retirement occurs 12 months or more after grant date, unvested options continue to vest; otherwise all unvested options are forfeited. Vested options can be exercised until the earlier of (i) five years after retirement or (ii) the date the option expires

If retirement occurs 12 months or more after grant date and before the end of the restriction period, pro rata shares earned at retirement. If retirement occurs before 12 months after the grant date, all unearned shares forfeited

If retirement occurs 12 months or more after grant date and before the end of the performance period, pro rata shares earned at the end of the performance period. If retirement occurs before 12 months after the grant date, all unearned shares forfeited

Involuntary — Cause(1)	Vested — forfeited Unvested — forfeited	Unearned shares forfeited	Unearned shares forfeited
Involuntary — Not for cause(1)

Vested — can be exercised until the earlier of (i) three months after last date on payroll or (ii) the date the option expires

Unvested — continue to vest during salary continuation period; if vesting occurs in that period, can be exercised until the earlier of (i) three months after last date on payroll or (ii) the date the option expires; remaining unvested options forfeited

		Unearned shares forfeited	Unearned shares forfeited
Death(3)	All options vest immediately and can be exercised until the earlier of (i) three years after death or (ii) the date the option expires	All restrictions lapse	Shares earned on a pro rata basis at the end of the performance period
Disability(4)

Vested — can be exercised until the earlier of (i) three months after the employee’s last date on payroll or (ii) the date the option expires

Unvested — continue to vest during salary continuation period; if vesting occurs in that period, can be exercised until the earlier of (i) three months after last date on payroll or (ii) the date the option expires; remaining unvested options forfeited

		If disability continues for more than six months, all restrictions lapse	If disability continues for more than six months, pro rata shares earned at the end of the performance period
(1)

Assuming a termination as of September 30, 2015, the NEOs would not receive any additional equity value in connection with voluntary terminations (other than retirement) or involuntary terminations (whether or not for cause).

(2)

The value of the prorated restricted stock that is vested on an accelerated basis assuming a retirement as of September 30, 2015 for Messrs. Nosbusch, Crandall, Hagerman, Kulaszewicz, and Moret would be $1,055,897, $274,070, $193,503, $288,378, and $288,378, respectively.

(3)

The value of the unvested stock options and restricted stock that are vested on an accelerated basis assuming a termination as a result of death as of September 30, 2015 for Messrs. Nosbusch, Crandall, Hagerman, Kulaszewicz, and Moret would be $2,246,865, $584,111, $408,166, $613,558 and $613,558, respectively.

(4)

The value of the unvested restricted stock that is vested on an accelerated basis assuming a termination as a result of disability as of September 30, 2015 for Messrs. Nosbusch, Crandall, Hagerman, Kulaszewicz, and Moret would be $1,691,505, $442,409, $301,366, $457,630 and $457,630, respectively.

(5)

In the case of assumed terminations for retirement, death or disability as of September 30, 2015, the value of the vesting of pro rata performance shares is not determinable in such instances as the payout will be determined at the end of the applicable performance period.

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AUDIT MATTERS

Proposal to Approve the Selection of Independent Registered Public Accounting Firm

The Audit Committee has selected the firm of Deloitte & Touche LLP (D&T) as our independent registered public accounting firm for the fiscal year ending September 30, 2016, subject to the approval of the shareowners. D&T and its predecessors have acted as our independent registered public accounting firm since 1934.

The Audit Committee reviews all non-audit services that D&T may provide, conducts regular private sessions with D&T and annually evaluates the qualifications, performance and independence of D&T, including the lead partner. The Audit Committee is involved in the process of D&T’s selection of a new lead partner when rotation is required after 5 years under the SEC’s audit partner rotation rules. In addition, Company policy restricts the hiring of individuals who have been employed by D&T until after a two year “cooling off” period. We understand the need to maintain D&T’s independence both in appearance and in fact.

Before the Audit Committee selected D&T as its auditors for fiscal 2016, it carefully considered the independence and qualifications of that firm, including their performance in prior years, their tenure as our independent auditors, the appropriateness of their fees, and their reputation for integrity and for competence in the fields of accounting and auditing. Based on this evaluation, the Audit Committee believes it is in the best interests of the Company and its shareowners for D&T to continue as its independent auditors for fiscal 2016.

We expect that representatives of D&T will attend the Annual Meeting to answer appropriate questions and make a statement if they desire to do so.

The Board of Directors recommends that you vote “FOR” the proposal to approve the selection of Deloitte & Touche LLP as our independent registered public accounting firm, which is presented as item (b).

Audit Fees

The following table sets forth the aggregate fees for services provided by D&T for the fiscal years ended September 30, 2015 and 2014 (in millions), all of which were approved by the Audit Committee:

	Year Ended September 30,
	2015	2014
Audit Fees
Integrated Audit of Consolidated Financial Statements and Internal Control over Financial Reporting	$3.54	$3.48
Statutory Audits	1.99	2.26
Audit-Related Fees*	0.22	0.14
Tax Fees
Compliance	0.00	0.00
All Other Fees**	0.01	0.01
TOTAL	$5.76	$5.89
*

Audit-related services primarily relate to non-US employee benefit plan audits as well as to other compliance services.

**

Other fees include a license for an accounting research tool and review services for our conflict minerals certification report.

The Audit Committee considered and determined that the non-audit services provided by D&T were compatible with maintaining the firm’s independence.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee is responsible for appointing, compensating and overseeing the work performed by D&T and audit services performed by other independent public accounting firms. The Audit Committee pre-approves all audit (including audit-related) services provided by D&T and others and permitted non-audit services provided by D&T in accordance with its pre-approval policies and procedures.

The Audit Committee annually approves the scope and fee estimates for the year-end audit, statutory audits and employee benefit plan audits for the next fiscal year. With respect to other permitted services to be performed by our independent registered public accounting firm, the Audit Committee has adopted a policy pre-approving certain categories and specific types of audit and non-audit services that may be provided by our independent registered public accounting firm on a fiscal year basis,

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subject to individual and aggregate monetary limits. The policy requires the Company’s Controller or Chief Financial Officer to pre-approve the terms and conditions of any engagement under the policy. The Audit Committee must specifically approve any proposed engagement for an audit or non-audit service that does not meet the guidelines of the policy. The Audit Committee also authorized the Chair of the Committee to pre-approve any individual service not covered by the general pre-approval policy, with any such approval reported by the Chair at the next regularly scheduled meeting of the Committee. The Audit Committee annually reviews and approves the categories of pre-approved services and monetary limits under the pre-approval policy. The Company’s Controller reports to the Audit Committee regarding the aggregate fees charged by D&T and other public accounting firms compared to the pre-approved amounts, by category.

Audit Committee Report

The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company’s financial reporting processes, its internal control and disclosure control systems, the integrity and audits of its financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications and independence of its independent registered public accounting firm and the performance of its internal audit function and independent registered public accounting firm.

Our Committee’s roles and responsibilities are set forth in a written Charter adopted by the Board, which is available on the Company’s website at http://www.rockwellautomation.com under the “Investor Relations” link. We review and reassess the Charter annually, and more frequently as necessary to address any changes in NYSE corporate governance and SEC rules regarding audit committees, and recommend any changes to the Board for approval.

Management is responsible for the Company’s financial statements and the reporting processes, including the system of internal control. Deloitte & Touche LLP (D&T), the Company’s independent registered public accounting firm, is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, and on the Company’s internal control over financial reporting.

Our Committee is responsible for overseeing the Company’s overall financial reporting processes. In fulfilling our responsibilities for the financial statements for fiscal year 2015, we:

•

Reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2015 and quarterly financial statements with management and D&T;

•

Reviewed management’s assessment of the Company’s internal control over financial reporting and D&T’s report pursuant to Section 404 of the Sarbanes-Oxley Act;

•

Discussed with D&T the matters required to be discussed by Public Company Accounting Oversight Board (United States) (PCAOB) Auditing Standard No. 16 “Communication with Audit Committees” and Rule 2-07 of SEC Regulation S-X relating to the conduct of the audit; and

•

Received written disclosures and the letter from D&T regarding its independence as required by PCAOB Ethics and Independence Rule 3526. We also discussed with D&T its independence.

We reviewed and approved all audit and audit-related fees and services. For information on fees paid to D&T for each of the last two years, see “Proposal to Approve the Selection of Independent Registered Public Accounting Firm” on page 46 of this proxy statement.

We considered the non-audit services provided by D&T in fiscal year 2015 and determined that engaging D&T to provide those services is compatible with and does not impair D&T’s independence.

In fulfilling our responsibilities, we met with the Company’s General Auditor and D&T, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting. We considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit processes that we determined appropriate. We discussed with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. We also met separately with the Company’s Chief Executive Officer, Chief Financial Officer, Controller, General Counsel and Ombudsman.

Based on our review of the audited financial statements and the discussions and reports referred to above, we recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2015 for filing with the SEC.

Audit Committee
Donald R. Parfet, Chair
J. Phillip Holloman
Verne G. Istock
James P. Keane
Lisa A. Payne

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PROPOSAL TO APPROVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

A proposal will be presented at the meeting asking shareowners to approve on an advisory basis the compensation of our named executive officers as described in this proxy statement.

Why You Should Approve our Executive Compensation Programs

Our compensation philosophy is designed to attract and retain executive talent and emphasize pay for performance, including the creation of shareowner value. Our compensation programs include base salary, annual incentive compensation, long-term incentives, defined benefit and defined contribution retirement plans and a limited perquisite package. We encourage shareowners to read the Executive Compensation section of this proxy statement, including the Compensation Discussion and Analysis (CD&A) and compensation tables, for a more detailed discussion of our compensation programs and policies. We believe our compensation programs and policies are appropriate and effective in implementing our compensation philosophy and in achieving our goals with the appropriate level of risk, and that they are aligned with shareowner interests and worthy of continued shareowner support.

We believe that shareowners should consider the following in determining whether to approve this proposal.

Compensation Program is Highly Aligned with Shareowner Value

A significant portion of our executives’ compensation is directly linked to our performance and the creation of shareowner value because the majority of their Total Direct Compensation is in the form of performance-based annual and long-term incentive awards. Our long-term incentive awards consist of three vehicles: stock options, performance shares and restricted stock. We believe this mix appropriately motivates long-term performance and rewards executives for both absolute gains in share price and relative performance related to total shareowner return compared to the aggregate performance of the S&P 500 Index.

Strong Pay-for-Performance Orientation

We maintain a consistent pay-for-performance approach to setting ICP targets and payouts over time have reflected this philosophy. The past five years illustrate the consistent application of this philosophy. ICP awards were above target in fiscal 2011 because we significantly exceeded our financial goals in those years. For fiscal 2012 through 2015, we did not meet all the stretch financial goals set at the beginning of those years. ICP awards were below target for fiscal 2012, 2013 and 2015 and slightly above target for fiscal 2014.

Alignment with Shareowner Concerns

We seek to align our compensation programs with best practices that address shareowner concerns.

•

No tax gross-ups on personal liability insurance, the FICA tax due on the Company’s matching contributions to non-qualified plans, and on excise tax imposed on change of control agreements benefits.

•

No employment contracts: We do not have employment contracts with any of our named executive officers.

•

No repricing: Our long-term incentives plan expressly prohibits repricing or exchanging equity awards.

•

No hedging or pledging of Rockwell Automation securities.

•

No golden parachutes for NEOs.

•

Very limited perquisite package: We offer very limited perquisites.

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Compensation Program Has Appropriate Long-Term Orientation

Our compensation programs and policies have a long-term focus.

•

Minimum vesting for equity awards: We encourage a long-term orientation by our executives by using minimum vesting of one-third per year over three years for options and three years for restricted stock and performance shares (one year for executives that elect retirement during the performance period).

•

Officers are subject to stock ownership requirements: We have stock ownership requirements for officers that align the interests of officers with the interests of shareowners. The CEO must own stock with a value of five times his base salary and each senior vice president must own stock with a value of three times his or her salary. These requirements must be met within five years of becoming an officer. If officers do not meet the ownership requirements, they may not sell shares and must retain the shares received (on a net after-tax and transaction cost basis) from any option exercises and restricted stock and performance share lapses.

Compensation Committee Stays Current on Best Practices

The Compensation Committee has engaged a compensation consultant, Towers Watson, to provide independent advice on compensation trends and market information and to advise the Committee as it reviews and approves executive compensation matters pursuant to its Charter. In addition, Towers Watson regularly updates our Board and the Compensation Committee on executive compensation emerging practices and trends.

Summary of Good Governance and Risk Mitigating Factors

•

Use of multiple balanced metrics: We use multiple metrics in our ICP and multiple vehicles in our long-term incentives plan grants. The metrics in the ICP include an appropriate balance between corporate and business segment performance and between earnings, sales growth, and cash flow.

•

Limited ICP payouts: The Committee has never used its discretion to adjust ICP awards over 200% of target, limiting excessive awards for short-term performance.

•

Balanced pay mix: The mix of pay is balanced between annual and long-term, with an emphasis on long-term performance.

•

Multiple-year vesting of long-term incentives: Long-term incentive awards do not fully vest until at least three years after the grant.

•

Stock ownership policy: We require executives to own a significant amount of the Company’s stock.

•

Third party audits of financial performance: The Committee uses audited financial results to determine payouts in our Senior ICP and performance share plan.

•

Use of claw-back provisions: We entered into agreements with and have a recoupment policy covering Mr. Nosbusch as CEO and Mr. Crandall as CFO with respect to the reimbursement (or claw-back) for any incentive- or equity-based compensation if we are required to restate any financial statements due to a material non-compliance with any financial reporting requirement under the securities laws.

The following resolution will be submitted for a shareowner vote at the 2016 Annual Meeting:

“RESOLVED, that the shareowners of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers listed in the 2015 Summary Compensation Table included in the proxy statement for this meeting, as such compensation is disclosed pursuant to Item 402 of Regulation S-K in this proxy statement under the section entitled “Executive Compensation”, including the Compensation Discussion and Analysis, the compensation tables and other narrative executive compensation disclosures set forth under that section.”

We are providing our shareowners with an advisory vote on our executive compensation as required pursuant to Section 14A of the Exchange Act. This advisory vote on the compensation of our named executive officers gives shareowners another mechanism to convey their views about our compensation programs and policies. Although your vote on executive compensation is not binding on the Company, the Board values the views of shareowners. The Board and Compensation Committee will review the results of the vote and take them into consideration in addressing future compensation policies and decisions.

The Board of Directors recommends that you vote “FOR” the proposal to approve the compensation of our named executive officers, which is presented as item (c).

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PROPOSAL TO APPROVE AN AMENDMENT TO OUR 2012 LONG-TERM INCENTIVES PLAN

A proposal will be presented at the meeting asking shareowners to approve an amendment to our 2012 Long-Term Incentives Plan (the 2012 Plan) to increase the maximum number of shares of common stock available for delivery by 5 million shares (the LTIP Amendment). The 2012 Plan was originally adopted by our Board of Directors on November 2, 2011, and approved by shareowners on February 7, 2012. The Board of Directors adopted the LTIP Amendment on November 4, 2015, subject to approval by our shareowners at the Annual Meeting.

The 2012 Plan sets forth objective performance measures in order for certain awards made under the 2012 Plan to qualify for favorable tax treatment under Internal Revenue Code Section 162(m). The performance measures are not required to be approved by shareowners under the rules of the New York Stock Exchange. However, in order to be effective for purposes of Section 162(m), the measures must be approved by shareowners at least every five years. Since the 2012 Plan performance measures were last approved by the shareowners at the Annual Meeting in 2012, the proposal seeking shareowner approval of the amendment to the 2012 Plan also includes approval of such performance measures for purposes of Section 162(m). If the Company’s shareowners fail to approve the proposal, the 2012 Plan will not qualify for favorable tax treatment under Section 162(m) after February 7, 2017.

WHY YOU SHOULD APPROVE THE LTIP AMENDMENT

Equity compensation is an essential part of our compensation program to help us attract and retain talent to deliver the Company’s strategy and create shareowner value. We believe that a significant portion of an executive’s compensation should be directly linked to our performance and the creation of shareowner value. Consistent with this philosophy, a majority of total direct compensation for senior executives is in the form of long-term incentive awards, which consist of options, restricted stock and performance shares. We believe this mix appropriately motivates long-term performance and rewards for both absolute gains in share price and relative performance on total shareowner return.

As of September 30, 2015, there were outstanding under the 2012 Plan options to purchase 2,584,082 shares, 132,040 shares of restricted stock, 15,450 restricted stock units and 225,858 performance shares at target. Outstanding awards under the 2012 Plan will continue in accordance with the terms and conditions of those awards and the 2012 Plan. As of September 30, 2015, there were 2,831,404 shares remaining available for delivery pursuant to the 2012 Plan. However, on December 3, 2015, the fiscal 2016 annual equity awards were made further reducing to 1,201,171 the number of shares remaining available for delivery under the 2012 Plan.

As of September 30, 2015, there were outstanding options to purchase 1,850,775 shares under our 2008 Long-Term Incentives Plan (the 2008 Plan), outstanding options to purchase 134,668 shares under our 2000 Long-Term Incentives Plan (the 2000 Plan), and outstanding options to purchase 4,500 shares and 15,791 restricted stock units under our 2003 Directors Stock Plan. Outstanding awards will continue in accordance with the terms and conditions of those awards and those plans. As of September 30, 2015, there were 253,735 shares remaining available for delivery pursuant to the 2003 Directors Stock Plan.

As of September 30, 2015, in the aggregate there were outstanding options to purchase 4,574,025 shares, with a per share weighted average exercise price of $85.81 and weighted average remaining term of 6.8 years, and 389,139 shares subject to full-value awards (consisting of 163,281 shares of restricted stock and units and 225,858 performance shares at target).

While the 2012 Plan has shares remaining available for grant, at current stock prices, it is possible that there will not be enough shares under the 2012 Plan for the fiscal 2017 annual equity awards, which are expected to be granted in December 2016. We believe that approval of the LTIP Amendment is critical to retaining and further incentivizing our employees and to attracting future key employees. The LTIP Amendment will allow us to maintain our focus on providing performance-based pay for our employees and continue the strong alignment of our compensation program with the creation of shareowner value.

2012 Plan has Provisions Designed to Protect Shareowners

The 2012 Plan has a number of features that are designed to protect shareowner interests. Some of these features are set forth below and are described more fully under the heading “Plan Summary.”

•

Administration. The 2012 Plan is administered by a committee composed entirely of independent directors.

•

Method for Counting Full Value Shares. The number of shares available for delivery under the original 2012 Plan is 6.8 million. Under the 2012 Plan, for any award that is not a stock option or stock appreciation right, 2.2 shares of common stock will be counted against the number of shares available under the plan for every share of common stock issued under the award. For awards of stock options and stock appreciation rights, one share of common stock will be counted against the maximum number of shares of common stock available under the plan for every share of common stock granted under the award. Since we regularly include restricted stock and performance shares in our LTIP awards, the effect of this method is likely to be that substantially less than 6.8 million actual shares will be awarded under the 2012 Plan.

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•

No Liberal Recycling Provisions. The 2012 Plan provides that only shares with respect to awards granted under the 2012 Plan, 2008 Plan and 2000 Plan that expire or are forfeited or cancelled, or shares that were covered by an award where the benefit is paid in cash instead of shares, will again be available for issuance under the 2012 Plan. Shares (i) delivered or withheld to pay the exercise price or withholding taxes or (ii) repurchased with option proceeds will not be added back to the aggregate plan limit. There will be no adjustment to the available shares upon the exercise or settlement of stock appreciation rights regardless of the number of shares actually issued or delivered in connection with the exercise or settlement.

•

Exercise Price. The exercise price of options and stock appreciation rights must be greater than or equal to 100% of the fair market value on the grant date.

•

No Repricing. Awards may not be repriced or exchanged for substituted awards.

•

Minimum Vesting. Awards of options, stock appreciation rights, restricted stock and restricted stock units cannot vest faster than one-third per year over three years, and no payout of any performance shares can be made before the first anniversary of the award date, except, in each case, in the event of death, disability, retirement or change of control.

•

No Dividends on Performance Shares. The 2012 Plan prohibits the payment of dividends on performance shares.

•

Change of Control Definitions. In general, a change of control will be deemed to have occurred if (i) a person or group acquires 30% or more of the Company’s then outstanding stock, subject to limited exceptions; (ii) the individuals who currently constitute the Board of Directors cease for any reason to constitute a majority of the Board, unless their replacements are approved as provided in the 2012 Plan; (iii) there is a consummation of a reorganization, merger, consolidation or similar corporate transaction, subject to limited exceptions; or (iv) the Company’s shareowners approve a complete liquidation or dissolution of the Company. There is a second trigger provision for awards granted to executive officers that are assumed or substituted in a change of control that would require termination of the executive officer’s employment for one of certain specified reasons within two years of the change of control to occur before their awards become vested following a change of control.

•

Shareowner Approval. Shareowner approval is required for any amendments that accelerate exercisability of awards, change the eligibility requirements, increase the number of available shares or materially increase benefits to participants.

Dilution

With approval of the LTIP Amendment, the overall dilution of our equity award program would be approximately 9.6% of our fully diluted shares outstanding.

Burn Rate

With approval of the LTIP Amendment and taking into account the number of shares remaining available for grant under the 2012 Plan as of September 30, 2015, we anticipate that we will have enough shares for our annual equity grants to maintain a competitive equity program through fiscal 2019, with an annual burn rate of approximately 1%, assuming our stock price remains at or above current levels. We calculate burn rate as the annual amount of equity granted (including any awards that are subsequently forfeited or cancelled) divided by the number of common shares outstanding.

Attracting and Retaining Talent

Approximately 80% of the total shares granted for our annual equity awards go to employees other than the named executive officers because we believe that equity compensation is an essential part of our total compensation package to help us attract and retain talent. Consistent with our pay-for-performance philosophy, we have historically used equity as the primary vehicle to provide long-term incentive compensation. We believe that approval of the LTIP Amendment is critical to retaining and further incentivizing our employees and to attracting future key employees. We believe that our employees’ knowledge of our customers, their applications and our technology are key factors that make our business strategy work and as such we grant equity to the broader management team as well as to key engineering and sales talent. We believe it is important for these employees to have long- term incentives and to be aligned with shareowner interests.

Avoiding Changes in Compensation Program

To avoid having to make changes to our compensation program that are inconsistent with our compensation philosophy, we are requesting more shares be available for delivery under the 2012 Plan. If the LTIP Amendment is not approved, to maintain a competitive compensation program, the Compensation Committee of our Board would be required to revise its compensation philosophy and devise other programs to attract, retain and compensate employees, which could include replacing equity with cash or other vehicles that may not necessarily align management interests with long-term shareowner interests.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of September 30, 2015 about our common stock that may be issued upon the exercise of options, warrants and rights granted to employees or directors under all of our existing equity compensation plans, including our 2012 Plan, 2008 Plan, 2000 Plan and 2003 Directors Stock Plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by shareowners	5,056,982	(1)	$85.81	(2)	3,085,139	(3)
Equity compensation plans not approved by shareowners	—		n/a		—
TOTAL	5,056,982		$85.81		3,085,139
(1)

Represents outstanding options and shares issuable in payment of outstanding performance shares (at maximum payout) and restricted stock units under our 2012 Plan, 2008 Plan, 2000 Plan and 2003 Directors Stock Plan.

(2)

Represents the weighted average exercise price of outstanding options and does not take into account the performance shares and restricted units.

(3)

Represents 2,831,404 and 253,735 shares available for future issuance under our 2012 Plan and our 2003 Directors Stock Plan, respectively.

PLAN SUMMARY

The complete text of the 2012 Plan, as proposed to be amended and restated to reflect the LTIP Amendment and including the performance measures (the Amended 2012 Plan), marked to show changes from the existing 2012 Plan, is set forth in Appendix A to this proxy statement. We urge you to review the Amended 2012 Plan carefully along with the following information.

The following is a summary of certain material features of the Amended 2012 Plan, which is qualified by reference to Appendix A.

The principal purposes of the Amended 2012 Plan are to promote the interests of the Company and its shareowners by providing incentive compensation opportunities to assist in attracting, motivating and retaining employees and prospective employees and to align the interests of employees participating in the Amended 2012 Plan with shareowners. The Amended 2012 Plan is designed to permit us to make different types of grants to meet competitive conditions and changing circumstances.

Available Shares. The number of shares authorized for delivery under the original 2012 Plan is 6.8 million, of which 2,831,040 shares remain available for delivery as of September 30, 2015. On December 3, 2015, the fiscal 2016 annual equity awards were made reducing the available shares to 1,201,171. The Amended 2012 Plan increases the authorized number by 5 million shares to 11.8 million shares.

Each share of common stock issued or delivered under any award (other than an option or stock appreciation right) granted under the Amended 2012 Plan will reduce the number of shares available for delivery pursuant to the plan by 2.2 shares of stock for each such share. Each share of stock issued or delivered under any option or stock appreciation right granted under the Amended 2012 Plan will reduce the number of shares available for delivery under the plan by one share of stock for each such share of stock. No single participant may receive in any fiscal year, under the Amended 2012 Plan or any other plan:

•

stock options, stock appreciation rights or any combination thereof covering more than 900,000 shares; or

•

shares of restricted stock, restricted stock units, performance shares or any combination thereof (with restricted stock units and performance shares measured by the number of shares deliverable in payment thereof) covering more than 450,000 shares. Because our performance shares can pay out a maximum of 200% of the target number of shares awarded, our performance shares could consume up to 4.4 available shares for each performance share awarded.

In addition, the maximum amount that may be paid to any one participant with respect to performance units under the Amended 2012 Plan may not exceed $5 million for any one performance period.

Shares to be delivered under the Amended 2012 Plan may be either authorized but unissued shares or treasury shares. On December 7, 2015, the closing price of our common stock as reported in the New York Stock Exchange Composite Transactions was $106.84.

Administration. The 2012 Plan has been, and the Amended 2012 Plan will be, administered by the Compensation Committee of the Board (the Committee). In order to meet the requirements of Internal Revenue Code Section 162(m), no member of the Committee who is not an “outside director” as defined for purposes of that section will participate in the Committee’s action on proposed grants under the Amended 2012 Plan. In addition, no member of the Committee who is not a “non-employee director” as defined in Rule 16b-3(b)(3)(i) under the Exchange Act will participate in the Committee’s action on proposed grants under the Amended 2012 Plan.

Eligibility. Participants in the 2012 Plan include, and under the Amended 2012 Plan may include, employees of the Company and its subsidiaries, leased employees, consultants and prospective employees selected from time to time by the Committee in its sole discretion. In selecting participants and determining the type and amount of their grants, the Committee may consider recommendations of an independent compensation consultant and our Chairman and Chief Executive Officer and will take into account such factors as the participant’s level of responsibility, performance, performance potential, level and type of compensation, market data and potential value of previous grants.

Awards. The Amended 2012 Plan permits grants to be made from time to time as stock options, which may be incentive stock options eligible for special tax treatment or non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance units or

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performance shares. Any of these types of awards (except stock options or stock appreciation rights, which are always performance-based) may be granted as performance compensation awards intended to qualify as performance-based compensation for purposes of Section 162(m), except that no performance compensation awards may be granted to prospective employees, leased employees or consultants. Also, the Amended 2012 Plan authorizes us to establish supplementary plans for employees and prospective employees subject to the tax laws of countries outside the United States.

Because it is within the discretion of the Committee to determine which employees will receive grants under the Amended 2012 Plan and the type and amount thereof, these matters cannot be specified at present. Therefore, the benefits and amounts that will be received or allocated under the Amended 2012 Plan are not otherwise determinable at this time, and we have not included a table reflecting such benefits or awards. While all of our and our subsidiaries’ approximately 22,500 employees and prospective employees who have been extended offers of employment are eligible under the terms of the Amended 2012 Plan to receive grants under the Amended 2012 Plan, it is presently contemplated that grants under this plan will be made primarily to senior and middle managers and other professionals, including Mr. Nosbusch and the other named executive officers as well as prospective employees who may become employed in such positions. Please see “Executive Compensation” above for information regarding long-term incentive grants or awards to named executive officers. While the awards that will be received under the Amended 2012 Plan are not determinable at this time, the grants made in December 2015 of options to purchase shares, restricted stock and performance shares under the 2012 Plan described under “Changes in Compensation Programs for Fiscal 2016” above may be generally indicative of annual grants to NEOs under the Amended 2012 Plan. The grants made in December 2015 of options to purchase 771,300 shares, 47,820 shares of restricted stock, 5,420 restricted stock units and 96,170 performance shares (for which up to 192,340 shares could be delivered in payment) to executives as a group, and of options to purchase 350,300 shares to all other employees, may be generally indicative of annual grants to these groups under the Amended 2012 Plan.

Types of Awards

The Amended 2012 Plan authorizes grants to participants of stock options, which may be incentive stock options eligible for special tax treatment or non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance units and performance shares.

•

Stock Options. Under the provisions of the Amended 2012 Plan authorizing the grant of stock options:

–

the exercise price of an option may not be less than the fair market value of the shares on the date of grant;

–

stock options may not be exercised after ten years from the date of grant;

–

the aggregate fair market value (determined as of the date the option is granted) of shares for which any employee may be granted incentive stock options, which are exercisable for the first time in any calendar year, may not exceed the maximum amount permitted under the Internal Revenue Code (presently $100,000);

–

no incentive stock options may be granted after November 2, 2021;

–

when a participant exercises a stock option, the option exercise price may be paid in full in cash, or at the discretion of the Committee, in shares, by withholding of shares for which the option is exercisable or in a combination of the foregoing; and

–

options are subject to minimum vesting of one-third per year over three years, except in the event of death, disability, retirement or a change of control.

Generally, we expect that options will vest in three substantially equal annual installments beginning one year from the grant date.

•

Stock Appreciation Rights. Under the provisions of the Amended 2012 Plan authorizing the grant of stock appreciation rights:

–

the grant price of a stock appreciation right may not be less than the fair market value of the shares covered by the stock appreciation right at the date of grant;

–

stock appreciation rights may not be exercised after ten years from the date of grant; and

–

stock appreciation rights are subject to minimum vesting of one-third per year over three years, except in the case of death, disability, retirement or a change of control.

The Amended 2012 Plan permits the grant of stock appreciation rights related to a stock option (a tandem SAR), either at the time of the option grant or thereafter during the term of the option, or the grant of stock appreciation rights separate and apart from the grant of an option (a freestanding SAR). Stock appreciation rights entitle the grantee, upon exercise of such rights (and, in the case of tandem SARs, upon surrender of the related option to the extent of an equivalent number of shares), to receive a payment equal to the excess of the fair market value (on the date of exercise) of the number of shares covered by the portion of the rights being exercised over the grant price of the rights applicable to such shares. Payments upon the exercise of stock appreciation rights may be made in cash, in shares (valued at the fair market value of the shares on the date of exercise) or partly in cash and partly in shares, as the Committee may determine.

•

Restricted Stock. The Committee may grant shares subject to specified restrictions, including continued employment for a specified time or achievement of one or more specific goals with respect to our performance or the performance of one of our business units or the participant over a specified period of time. Grants of restricted stock are subject to forfeiture if the prescribed conditions are not met. During the restricted period, shares of restricted stock have all the attributes of outstanding shares, but the Committee may provide that dividends and any other distributions on the shares not be paid or be accumulated or reinvested in additional shares during the restricted period. When shares of restricted stock are no longer subject to forfeiture, the shares will be delivered to the grantee. Restricted stock whose restrictions lapse solely over a specified period of time is subject to minimum vesting of one-third per year over three years, except in the event of death, disability, retirement or a change of control.

•

Restricted Stock Units. The Committee may grant restricted stock units entitling participants to receive at a specified future date an amount based on the fair market value of a specified number of shares on the payout date, subject to specified restrictions, including continued employment for a specified time or achievement of one or more specific goals with respect to our performance or the performance of one of our business units or the participant. Participants holding restricted stock units have no ownership interest in any shares to which the restricted stock units relate until payment is actually made in shares. The Committee may provide that restricted stock units may accumulate dividend equivalents in cash or in share equivalents held subject to terms and conditions established by the Committee. Restricted stock units that become payable may be settled in shares, in cash based on

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the fair market value of the shares underlying the restricted stock units when the payout occurs or partly in cash and partly in shares. Restricted stock units that are paid out based solely on the passage of a specified period of time are subject to minimum vesting of one-third per year over three years, except in the event of death, disability, retirement or a change of control.

•

Performance Units. The Committee may grant performance units denominated in cash, the amount of which is based on the achievement of one or more specific goals with respect to our performance or the performance of one of our business units or the participant. Earned payouts of performance units will be paid in cash, in shares valued at the fair market value of the shares when the payout occurs or partly in cash and partly in shares. Earned payouts may not exceed $5 million for any one performance period for any one participant.

•

Performance Shares. The Committee may grant performance shares entitling participants to receive at a specified future date an amount based on the fair market value of a specified number of shares on the payout date, subject to specified restrictions, including continued employment for a specified time or achievement of one or more specific goals with respect to our performance or the performance of one of our business units or the participant. Participants holding performance shares have no ownership interest in any shares to which the performance shares relate until payment is actually made in shares. The Amended 2012 Plan prohibits the payment of dividends on performance shares. Performance shares that become payable may be settled in shares, in cash based on the fair market value of the shares underlying the performance shares when the payout occurs or partly in cash and partly in shares. Performance shares that provide for payout based solely on the achievement of one or more specific performance goals are subject to minimum vesting of one year before any payout, except in the event of death, disability, retirement or change of control.

The Committee may designate any award (other than a grant of stock options or stock appreciation rights, which are always performance-based) at the time of its grant as a performance compensation award to qualify payment of the award under Section 162(m) of the Internal Revenue Code, except that no performance compensation awards may be granted to prospective employees, leased employees or consultants. If the Committee does so, it must establish a performance period, performance measures, performance goals and performance formulas for the award within 90 days after the beginning of the performance period. The Committee may not adjust the performance period, performance measures, performance goals or performance formulas unless after any such adjustment the award would continue to qualify as performance-based compensation under Section 162(m). Under the Amended 2012 Plan, performance measure is defined as one or more of the following selected by the Committee to measure performance: basic or diluted earnings per share; revenue; sales; operating income; earnings before or after interest, taxes, depreciation or amortization; return on capital; return on invested capital; return on equity; return on assets; return on net assets; return on sales; cash flow; operating cash flow; free cash flow; working capital; stock price; or total shareowner return.

The Amended 2012 Plan permits the Committee to prescribe in the award agreement for each grant any other terms and conditions of that grant, including the timing of exercisability or vesting of awards and the treatment of awards upon termination of a participant’s employment. Under the Amended 2012 Plan, awards may not be granted after the tenth anniversary of approval of the original 2012 Plan by our shareowners on February 7, 2012.

Tax Matters

The following is a general summary of certain United States federal income tax consequences of awards made under the Amended 2012 Plan, based upon the laws presently in effect, and is intended for the information of our shareowners considering how to vote with respect to the proposal. It is not intended as tax guidance to participants in the Amended 2012 Plan. The discussion does not take into account a number of considerations that may apply in light of the circumstances of a particular participant.

•

Incentive Stock Options. The grant of an incentive stock option will not result in any immediate tax consequences to us or the optionee. An optionee will not recognize taxable income, and we will not be entitled to any deduction, upon the timely exercise of an incentive stock option, but the excess of the fair market value of the shares acquired over the option exercise price will be an item of tax preference for purposes of the alternative minimum tax. If the optionee holds the shares acquired for at least one year (and two years after the option was granted), gain or loss recognized on the subsequent disposition of the shares will be treated as long-term capital gain or loss. Capital losses of individuals are deductible only against capital gains and a limited amount of ordinary income. In the event of an earlier disposition, the optionee will recognize ordinary taxable income in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the option exercise price; or (ii) if the disposition is a taxable sale or exchange, the amount of any gain recognized. Upon such a disqualifying disposition, we will be entitled to a deduction in the same amount and at the same time as the optionee recognizes ordinary taxable income.

•

Non-qualified Stock Options. The grant of a non-qualified stock option will not result in any immediate tax consequences to us or the optionee. Upon the exercise of a non-qualified stock option, the optionee will recognize ordinary taxable income, and we will be entitled to a deduction, equal to the difference between the option exercise price and the fair market value of the shares acquired at the time of exercise.

•

Stock Appreciation Rights. The grant of either a tandem SAR or a freestanding SAR will not result in any immediate tax consequences to us or the grantee. Upon the exercise of either a tandem SAR or a freestanding SAR, any cash received and the fair market value on the exercise date of any shares received will constitute ordinary taxable income to the grantee. We will be entitled to a deduction in the same amount and at the same time.

•

Restricted Stock. An employee normally will not recognize taxable income upon an award of restricted stock, and we will not be entitled to a deduction, until the restrictions terminate. When the restrictions terminate, the employee will recognize ordinary taxable income equal to the fair market value of the shares at that time, plus the amount of any dividends and interest thereon to which the employee then becomes entitled. However, an employee may elect to recognize ordinary taxable income in the year the restricted stock is awarded equal to its fair market value at that time, determined without regard to the restrictions. We will be entitled to a deduction in the same amount and at the same time as the employee recognizes income, subject to the limitations of Section 162(m).

•

Restricted Stock Units. The grant of a restricted stock unit will not result in any immediate tax consequences to us or the grantee. Upon payment of a restricted stock unit, the grantee will recognize ordinary taxable income in an amount equal to the fair market value of the shares or cash received at that time. We will be entitled to a deduction in the same

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amount and at the same time, subject to the limitations of Section 162(m).

•

Performance Units. Any cash and the fair market value of any shares received in connection with the grant of a performance unit under the Amended 2012 Plan will constitute ordinary taxable income to the employee in the year in which paid, and we will be entitled to a deduction in the same amount and at the same time, subject to the limitations of Section 162(m).

•

Performance Shares. The grant of a performance share will not result in any immediate tax consequences to us or the grantee. Upon payment of a performance share, the grantee will recognize ordinary taxable income in an amount equal to the fair market value of the shares or cash received. We will be entitled to a deduction in the same amount and at the same time, subject to the limitations of Section 162(m).

•

Payouts of Performance Compensation Awards. The designation of an award of restricted stock or the grant of a restricted stock unit, performance unit or performance share as a performance compensation award will not change the tax treatment described above to an employee who receives such an award or grant. Such a designation will, however, enable an award or grant to qualify as performance-based compensation not subject to the $1 million limitation on deductible compensation under Section 162(m).

We withhold applicable taxes from amounts paid in satisfaction of an award. The amount of the withholding will generally be determined with reference to the closing price of the shares as reported by the New York Stock Exchange on the date of determination. Under the Amended 2012 Plan, the amount of withholding in respect of options exercised through the cashless method in which shares are immediately sold may be determined by reference to the price at which the shares are sold.

Other

In the event of any change in or affecting our outstanding shares as a result of a stock dividend, stock split, merger, consolidation, recapitalization, reorganization, combination or exchange of shares or other similar corporate changes or an extraordinary dividend in cash, securities or other property, our Board of Directors will make appropriate amendments to or adjustments in the Amended 2012 Plan or grants made thereunder. Equitable adjustments to outstanding awards will ensure that the intrinsic value of each outstanding award under the Amended 2012 Plan immediately after such events is equal to the intrinsic value of each outstanding award immediately before such events. These actions will include, as applicable, changes in the number of shares remaining available for delivery under the Amended 2012 Plan, the maximum number of shares that may be granted or delivered as or in payment of awards to any single participant, the number of shares subject to outstanding awards, the option exercise price under outstanding options and the grant price under outstanding stock appreciation rights, and accelerating the vesting of outstanding awards.

Our Board of Directors may at any time amend, suspend or terminate the Amended 2012 Plan and the Committee may at any time alter or amend any or all awards under the Amended 2012 Plan to the extent permitted by applicable law. No such action may, however (except in making amendments and adjustments as described in the preceding paragraph):

•

without the consent of the person affected, impair the rights of the holder of any award; or

•

without the approval of shareowners, increase the number of shares available for delivery pursuant to the Amended 2012 Plan, change the class of persons eligible to participate in the Amended 2012 Plan, amend the provisions of the Amended 2012 Plan that provide for minimum vesting of awards to allow for accelerated exercisability of, lapse of restrictions on, or the payout of such awards, materially increase the benefits accruing to participants under the Amended 2012 Plan, or otherwise be effective to the extent that shareowner approval is necessary to comply with any tax or regulatory requirement that applies to the Amended 2012 Plan, including requirements of the New York Stock Exchange, and accelerate the exercisability of, lapse of restrictions on, or the payout of outstanding awards, except in the event of death, disability, retirement or change of control.

Under present tax and regulatory requirements, shareowner approval would be required, among other things, to change the class of persons eligible to receive incentive stock options under the Amended 2012 Plan. In no event (except in making amendments and adjustments as described above) may our Board of Directors or the Committee reprice underwater stock options or stock appreciation rights (those whose exercise price is greater than the fair market value of the shares covered by the options or stock appreciation rights) by reducing the exercise price, cancelling the awards and granting replacement awards, repurchasing the award for cash, or otherwise.

The Amended 2012 Plan provides that, except as otherwise determined by the Committee at the time of grant of an award, upon a change of control:

(1)

for all awards (other than awards granted to executive officers):

–

all outstanding stock options and stock appreciation rights will become vested and exercisable;

–

all restrictions on restricted stock will lapse;

–

all performance goals applicable to awards will be deemed achieved at levels determined by the Committee and all other terms and conditions met;

–

all performance units, restricted stock units and performance shares will be paid out as promptly as practicable; and

–

all other awards will be delivered or paid; and

(2)

for all awards granted to executive officers upon a change of control:

–

if all such outstanding awards are assumed or substituted with comparable awards by the successor corporation in such change of control or its parent corporation and within two years of the change of control the executive officer’s employment is terminated by reason of death or disability, by the executive officer for good reason or by the Company other than for cause, such awards will be treated in the same manner as described in (1) above; and

–

if all such outstanding awards are not assumed or substituted with comparable awards by the successor corporation in such change of control or its parent corporation, such awards will be treated in the same manner as described in (1) above.

The Board of Directors recommends that you vote “FOR” the proposal to approve the amendment to the 2012 Long-Term Incentives Plan, which is presented as item (d).

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PROPOSAL TO APPROVE AN AMENDMENT TO OUR BY-LAWS TO ADD AN EXCLUSIVE FORUM PROVISION

The Board of Directors proposes and recommends that shareowners approve an amendment to the Company’s by-laws to designate courts located within the State of Delaware as the exclusive forum for certain intra-corporate disputes, unless the Company consents in writing to an alternative forum (the By-law Amendment). This designation would apply to any derivative action brought on behalf of the Company, and any direct action brought by a shareowner asserting (i) a breach of fiduciary duty owed by a director, officer or other employee to the Company or the Company’s shareowners, (ii) a claim against the Company or any director, officer or other employee of the Company arising pursuant to any provision of the Delaware General Corporation Law or the Company’s certificate of incorporation or by-laws, or (iii) a claim against the Company or any director, officer or other employee of the Company governed by the internal affairs doctrine.

In determining whether to recommend the By-law Amendment to our Board, the Board Composition and Governance Committee considered a number of factors including: the inefficiencies and cost of having duplicative shareowner lawsuits in multiple jurisdictions; the long experience of Delaware courts in addressing corporate law issues and Delaware’s developed case law; the views of proxy advisors and institutional investors; the fact that Delaware is our state of incorporation; and the benefits of adopting the provision when we are not facing any actual or threatened derivative or shareowner suits. Also, we surveyed our top shareowners and generally they support exclusive forum provisions if submitted for a shareowner vote. The Board Composition and Governance Committee recommended the By-law Amendment as a prudent and proactive means for managing litigation and to promote more efficient and consistent resolution of claims. Based on these factors, among others, the Board believes the By-law Amendment would be in the best interests of the Company and its shareowners.

The text of the proposed amendment to the Company’s by-laws is included as Appendix B to this proxy statement.

If this proposal is approved by the requisite vote of shareowners, the By-law Amendment will be effective immediately.

The Board of Directors recommends a vote “FOR” this proposal to amend the Company’s by-laws, which is presented as item (e).

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OTHER MATTERS

The Board of Directors does not know of any other matters that may be presented at the meeting. Our by-laws required notice by November 5, 2015 for any matter to be brought before the meeting by a shareowner. In the event of a vote on any matters other than those referred to in the accompanying Notice of 2016 Annual Meeting of Shareowners, proxies in the accompanying form will be voted in accordance with the judgment of the persons voting such proxies.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of our common stock, to file reports of ownership and changes in ownership of our common stock on Forms 3, 4 and 5 with the SEC and the NYSE.

Based on our review of the copies of such forms that we have received and written representations from certain reporting persons confirming that they were not required to file Forms 5 for specified fiscal years, we believe that all our officers, directors and greater than ten percent beneficial owners complied with applicable SEC filing requirements during fiscal 2015.

ANNUAL REPORT

Our Annual Report to Shareowners, including the Annual Report on Form 10-K, financial statements and financial statement schedules, for the fiscal year ended September 30, 2015, was mailed with this proxy statement to shareowners who received a printed copy of this proxy statement. A copy of our Annual Report is available on the Internet as set forth in the Notice of Internet Availability of Proxy Materials.

We will send a copy of our Annual Report on Form 10-K to any shareowner without charge upon written request addressed to:

Rockwell Automation, Inc.

Shareowner Relations, E-7F19

1201 South Second Street

Milwaukee, Wisconsin 53204, USA

+1 (414) 382-8410

SHAREOWNER PROPOSALS FOR 2017 ANNUAL MEETING

If a shareowner wants to submit a proposal for possible inclusion in our proxy statement for the 2017 Annual Meeting of Shareowners, the proposal must be received by the Office of the Secretary at our global headquarters, 1201 South Second Street, Milwaukee, Wisconsin 53204, USA by August 20, 2016. In addition, if a shareowner wants to propose any matter for consideration of the shareowners at the 2017 Annual Meeting of Shareowners, including director nominations, our by-laws require the shareowner to notify our Secretary in writing at the address listed in the preceding sentence on or after October 5, 2016 and on or before November 4, 2016. If the number of directors to be elected to the Board at the 2017 Annual Meeting of Shareowners is increased and we do not make a public announcement naming all of the nominees for director or specifying the increased size of the Board on or before October 25, 2016, a shareowner proposal with respect to nominees for any new position created by such increase will be considered timely if received by our Secretary not later than the tenth day following our public announcement of the increase. The specific requirements and procedures for shareowner proposals to be presented directly at an Annual Meeting are set forth in our by-laws, which are available on our website at www.rockwellautomation.com on the “Investor Relations” page under the heading “Corporate Governance.”

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GENERAL INFORMATION ABOUT THE MEETING AND VOTING

Distribution and Electronic Availability of Proxy Materials

This year we are once again taking advantage of SEC rules that allow companies to furnish proxy materials to shareowners via the Internet. If you received a Notice of Internet Availability of Proxy Materials (Notice) by mail, you will not receive a printed copy of the proxy materials unless you specifically request one. The Notice instructs you on how to access and review this proxy statement and our 2015 Annual Report as well as how to vote by Internet. If you received the Notice and would still like to receive a printed copy of our proxy materials, you should follow the instructions for requesting these materials included in the Notice.

We will mail the Notice to certain shareowners by December 24, 2015. We will continue to mail a printed copy of this proxy statement and form of proxy to certain shareowners and we expect that mailing to begin on December 22, 2015.

Shareowners Sharing the Same Address

SEC rules permit us to deliver only one copy of our annual report and this proxy statement or the Notice to multiple shareowners who share the same address and have the same last name, unless we received contrary instructions from a shareowner. This delivery method, called “householding,” reduces our printing and mailing costs. Shareowners who participate in householding will continue to receive separate proxy cards.

We will deliver promptly upon written or oral request a separate copy of our annual report and proxy statement or Notice to any shareowner who received these materials at a shared address. To receive a separate copy, please write or call Rockwell Automation Shareowner Relations, 1201 South Second Street, Milwaukee, Wisconsin 53204, USA, telephone: +1 (414) 382-8410.

If you are a holder of record and would like to revoke your householding consent and receive a separate copy of our annual report and proxy statement or Notice in the future, please contact Broadridge Financial Solutions, Inc. (Broadridge), either by calling +1 (800) 542-1061 (toll free in the United States and Canada only) or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, USA. You will be removed from the householding program within 30 days.

Any shareowners of record who share the same address and wish to receive only one copy of future Notices, proxy statements and annual reports for your household should contact Rockwell Automation Shareowner Relations at the address or telephone number listed above.

If you hold your shares in street name with a broker or other nominee, please contact them for information about householding.

What am I voting on?

You will be voting on whether to:

•

elect as directors the two nominees named in this proxy statement;

•

approve the selection by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2016;

•

approve on an advisory basis the compensation of our named executive officers;

•

approve a proposal to amend our 2012 Long-Term Incentives Plan to increase the available shares; and

•

approve a proposal to amend our by-laws to add an exclusive forum provision.

Who is entitled to vote at the Annual Meeting?

Only holders of record of our common stock at the close of business on December 7, 2015, the record date for the meeting, may vote at the Annual Meeting. Each shareowner of record is entitled to one vote for each share of our common stock held on the record date. On December 7, 2015, 131,788,978 shares of our common stock were outstanding and entitled to vote.

Shareowner of Record. You are considered a shareowner of record of our common stock if your shares are registered directly in your name with our transfer agent, Wells Fargo Shareowner Services.

Street Name Shareowner. If you hold shares through a bank, broker or other nominee, you are considered a “beneficial owner” of shares held in “street name”. If you hold shares in street name on the record date, you are entitled to vote them through your bank, broker or nominee who will send you these proxy materials and voting instructions.

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Who may attend the Annual Meeting?

Shareowners as of December 7, 2015, the record date, or individuals holding their duly appointed proxies, may attend the Annual Meeting. Please note that if you hold your shares in street name through a broker or other nominee, you will need to provide a copy of a brokerage statement reflecting your stock ownership as of the record date to be admitted to the Annual Meeting. Instructions for obtaining an admittance card are on the outside back cover page of this proxy statement. You will find directions and instructions for parking and entering the building on your admittance card.

How do I vote my shares?

We encourage shareowners to vote their shares in advance of the Annual Meeting even if they plan to attend. Shareowners may vote in person at the Annual Meeting. If you are a record holder and wish to vote in person at the meeting, you may vote by obtaining a ballot at the meeting. If you hold your shares in street name and wish to vote in person at the meeting, you should contact your broker or other nominee to obtain a broker’s proxy card and bring it, together with proper identification and your brokerage statement reflecting your stock ownership as of the record date, to the meeting.

In addition you may vote by proxy:

•

if you received a Notice, by submitting the proxy over the Internet by following the instructions on the Notice; and

•

if you received a paper copy of the proxy materials:

–

for shareowners of record and participants in our savings plans and Wells Fargo Shareowner Services Plus Plan (dividend reinvestment and stock purchase plan), by completing, signing and returning the enclosed proxy card or direction card, or via the Internet or by telephone; or

–

for shares held in street name, by using the method directed by your broker or other nominee. You may vote over the Internet or by telephone if your broker or nominee makes those methods available, in which case they will provide instructions with your proxy materials.

How will my proxy be voted?

If you properly complete, sign and return a proxy or use our telephone or Internet voting procedures to authorize the named proxies to vote your shares, your shares will be voted as specified. If your proxy card is signed but does not contain specific instructions, your shares will be voted as recommended by our Board of Directors, subject to applicable NYSE regulations.

For shareowners participating in our savings plans or in the Wells Fargo Shareowner Services Plus Plan, the trustee or administering bank will vote the shares that it holds for a participant’s account only in accordance with instructions given in a signed, completed and returned proxy card or direction card, or in accordance with instructions given pursuant to our Internet or telephone voting procedures. If they do not receive instructions, the shares will not be voted. To allow sufficient time for voting by the trustees of the savings plans, your voting instructions for shares held in the plans must be received by January 28, 2016.

May I change my proxy after I vote my shares?

For shareowners of record, you may revoke or change your proxy at any time before it is voted at the Annual Meeting by:

•

delivering a written notice of revocation to the Secretary of the Company;

•

submitting a properly signed proxy card with a later date;

•

casting a later vote using the telephone or Internet voting procedures; or

•

voting in person at the Annual Meeting (except for shares held in the savings plans).

If you hold your shares in street name, you must contact your broker or other nominee to revoke or change your proxy. Your proxy is not revoked simply because you attend the Annual Meeting.

Will my vote be confidential?

It is our policy to keep confidential all proxy cards, ballots and voting tabulations that identify individual shareowners, except (i) as may be necessary to meet any applicable legal requirements, (ii) in the case of any contested proxy solicitation, as may be necessary to permit proper parties to verify the propriety of proxies presented by any person and the results of the voting, and (iii) if a shareowner writes comments on the proxy card directed to our Board of Directors or management. Representatives of Broadridge will tabulate votes and act as the independent inspector of election at this year’s meeting. The independent inspector of election and any employees involved in processing proxy cards or ballots and tabulating the vote are required to comply with this policy of confidentiality.

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What is required for there to be a quorum at the Annual Meeting?

Holders of at least a majority of the shares of our common stock issued and outstanding on the record date for the Annual Meeting must be present, in person or by proxy, for there to be a quorum in order to conduct business at the meeting.

How many votes are needed to approve each of the proposals?

Proposal	Vote Required	Broker Discretionary Voting Allowed
Election of Directors	Plurality of votes cast	No
D&T Appointment	Majority of votes cast	Yes
Advisory Approval of Executive Compensation	Majority of votes cast	No
LTIP Amendment	Majority of votes cast	No
By-law Amendment	Majority of votes cast	No

Election of Directors. Directors are elected by a plurality of votes cast. This means that the two nominees for election as directors who receive the greatest number of votes cast by the holders of our common stock entitled to vote at the meeting will become directors. In an uncontested election where the number of nominees equals the number of director seats up for election, all the nominees will be elected as long as there is a quorum and somebody votes for their election. The election of directors, however, is subject to our director resignation policy if a director fails to receive a majority vote.

Our Guidelines on Corporate Governance set forth our policy if a director is elected by a plurality of votes cast but receives a greater number of votes “withheld” from his or her election than votes “for” such election. In an uncontested election, any nominee for director who receives more votes “withheld” than votes “for” his or her election must promptly tender his or her resignation to the Board. The Board Composition and Governance Committee will consider the resignation offer and make a recommendation to the Board of Directors. The Board will act on the tendered resignation within 90 days following certification of the election results. The Board Composition and Governance Committee, in making its recommendation, and the Board of Directors, in making its decision, may consider any factors or other information that it considers appropriate and relevant, including any stated reasons why the shareowners withheld votes from the director, the director’s tenure, the director’s qualifications, the director’s past and expected contributions to the Board, and the overall composition of the Board. We will promptly disclose the Board’s decision regarding whether to accept or reject the director’s resignation offer in a Form 8-K furnished to the SEC. If the Board rejects the tendered resignation or pursues any additional action, the disclosure will include the rationale behind the decision. Any director who tenders his or her resignation may not participate in the Board Composition and Governance Committee deliberations and recommendation or in the Board’s decision whether to accept or reject the resignation offer.

D&T Appointment. An affirmative vote of the holders of a majority of the voting power of our common stock present in person or represented by proxy and entitled to vote on the matter is necessary to approve the D&T appointment.

Compensation of Named Executive Officers. An affirmative vote of the holders of a majority of the voting power of our common stock present in person or represented by proxy and entitled to vote on the matter is necessary to approve on an advisory basis the compensation of our named executive officers, although such vote will not be binding on us.

LTIP Amendment. An affirmative vote of the holders of a majority of the voting power of our common stock present in person or represented by proxy and entitled to vote on the matter is necessary to approve the LTIP Amendment to increase the shares available for delivery.

By-law Amendment. An affirmative vote of the holders of a majority of the voting power of our common stock present in person or represented by proxy and entitled to vote on the matter is necessary to approve the By-law Amendment to designate Delaware as the exclusive forum for intra-corporate disputes.

How are votes counted?

Under Delaware law and our certificate of incorporation and by-laws, all votes entitled to be cast by shareowners present in person or represented by proxy at the meeting and entitled to vote on the subject matter, whether those shareowners vote “for,” “against” or abstain from voting, will be counted for purposes of determining the minimum number of affirmative votes required to approve the D&T appointment, approve on an advisory basis the compensation of our named executive officers, approve the LTIP Amendment and approve the By-law Amendment.

What is the effect of an abstention?

The shares of a shareowner who abstains from voting on a matter will be counted for purposes of determining whether a quorum is present at the meeting so long as the shareowner is present in person or represented by proxy. An abstention from voting on a matter by a shareowner present in person or represented by proxy at the meeting has no effect in the election of directors, but has the same legal effect as a vote “against” the proposals to approve the D&T appointment, the compensation of our named executive officers, the LTIP Amendment and the By-law Amendment.

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How will votes be counted on shares held through brokers?

Brokers are not entitled to vote on the election of directors, the advisory proposal to approve the compensation of our named executive officers, the proposal on the LTIP Amendment or the proposal on the By-law Amendment unless they receive voting instructions from the beneficial owner. If a broker does not receive voting instructions, the broker may return a proxy card with no vote on the election of directors, the advisory proposal to approve the compensation of our named executive officers, the proposal on the LTIP Amendment or the proposal on the By-law Amendment, which is usually referred to as a broker non-vote. The shares of a shareowner whose shares are not voted because of a broker non-vote on a particular matter will be counted for purposes of determining whether a quorum is present at the meeting so long as the shareowner is represented by proxy. A broker non-vote has no effect in the election of directors or the proposals to approve the compensation of our named executive officers, the LTIP Amendment or the By-law Amendment.

Can I receive electronic access to shareowner materials?

As noted above, SEC rules permit us to furnish proxy materials to shareowners via the Internet. However, we may choose to continue to provide printed copies to certain shareowners. If we send you printed copies, you can save us printing and mailing costs by electing to access proxy statements, annual reports and related materials electronically instead of receiving these documents in print. You must have an e-mail account and access to the Internet and expect to have such access in the future to be eligible for electronic access to these materials. To enroll for these services, please go to https://enroll.icsdelivery.com/rok_ or visit our website at www.rockwellautomation.com, click on “Investor Relations”, then “Shareowner Resources” and you will find the link under the subheading “Electronic Delivery” under “Transfer Agent & Dividends”. If you own your shares through a broker or other nominee, you may contact them directly to request electronic access.

Your consent to electronic access will be effective until you revoke it. You may cancel your consent at no cost to you at any time by going to https://enroll.icsdelivery.com/rok_ and following the instructions or by contacting your broker or other nominee.

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EXPENSES OF SOLICITATION

We will bear the cost of the solicitation of proxies. We are soliciting proxies by mail, e-mail and through the Notice of Internet Availability of the Proxy Materials. Proxies also may be solicited personally, or by telephone or facsimile, by a few of our regular employees without additional compensation. In addition, we have hired Morrow & Co., LLC, 470 West Avenue, Stamford, CT, for $8,000 plus associated costs and expenses to assist in the solicitation. We will reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses for forwarding proxy materials to principals and beneficial owners and obtaining their proxies.

SUPPLEMENTAL FINANCIAL INFORMATION

This proxy statement contains information regarding Return On Invested Capital (ROIC), which is a non-GAAP financial measure. We believe that ROIC is useful to investors as a measure of performance and of the effectiveness of the use of capital in our operations. We use ROIC as one measure to monitor and evaluate performance. Our measure of ROIC may be different from that used by other companies. We define ROIC as the percentage resulting from the following calculation:

(a)

income from continuing operations, before interest expense, income tax provision, and purchase accounting depreciation and amortization, divided by;

(b)

average invested capital for the year, calculated as a five quarter rolling average using the sum of short-term debt, long-term debt, shareowners’ equity, and accumulated amortization of goodwill and other intangible assets, minus cash and cash equivalents and short-term investments, multiplied by;

(c)

one minus the effective tax rate for the period.

ROIC is calculated as follows (in millions, except percentages):

	Year Ended September 30,
	2015	2014
(a) Return
Income from continuing operations	$827.6	$826.8
Interest expense	63.7	59.3
Income tax provision	299.9	307.4
Purchase accounting depreciation and amortization	21.0	21.6
Return	1,212.2	1,215.1
(b) Average Invested Capital
Short-term debt	166.6	275.5
Long-term debt	1,261.9	905.3
Shareowners’ equity	2,521.3	2,680.7
Accumulated amortization of goodwill and intangibles	792.6	772.7
Cash and cash equivalents	(1,376.1)	(1,210.6)
Short-term investments	(639.3)	(485.2)
Average invested capital	2,727.0	2,938.4
(c) Effective Tax Rate
Income tax provision	299.9	307.4
Income from continuing operations before income taxes	$1,127.5	$1,134.2
Effective tax rate	26.6%	27.1%
(a)/(b) * (1–c) Return On Invested Capital	32.6%	30.1%

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREOWNERS TO BE HELD ON FEBRUARY 2, 2016

This proxy statement and 2015 Annual Report, including the Annual Report on Form 10-K for our fiscal year ended September 30, 2015, are available to you on the Internet at www.proxyvote.com.

To view this material, you will need your control number from your proxy card.

The Annual Meeting (for shareowners as of the December 7, 2015 record date) will be held on February 2, 2016, at 5:30 p.m. CST at Rockwell Automation Global Headquarters, 1201 South Second Street, Milwaukee, Wisconsin 53204, USA.

For directions to the Annual Meeting and to vote in person, please call Shareowner Relations at +1 (414) 382-8410.

Shareowners will vote at the Annual Meeting on whether to:

1)

elect William T. McCormick, Jr. and Keith D. Nosbusch as directors;

2)

approve the selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2016;

3)

approve on an advisory basis the compensation of our named executive officers as described in the proxy statement;

4)

approve an amendment to our 2012 Long-Term Incentives Plan to increase by 5 million the shares available for delivery; and

5)

approve an amendment to our by-laws to add an exclusive forum provision.

The Board of Directors recommends that you vote for the election of the two named directors and the proposals to approve Deloitte & Touche LLP, the compensation of our named executive officers, the LTIP amendment and the by-law amendment.

December 14, 2015

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APPENDIX A

Rockwell Automation, Inc.

2012 Long-Term Incentives Plan

(as amended and restated through February 2, 2016)

Section 1: Purpose

The purpose of the Plan is to promote the interests of the Corporation and its shareowners by providing incentive compensation opportunities to assist in (i) attracting, motivating and retaining Employees and Prospective Employees and (ii) aligning the interests of Employees and Prospective Employees participating in the Plan with the interests of the Corporation’s shareowners.

Section 2: Definitions

As used in the Plan, the following terms shall have the respective meanings specified below.

a.

“Available Stock” means the aggregate number of shares of Stock available for delivery pursuant to the Plan

b.

“Award” means an award granted pursuant to Section 4.

c.

“Award Agreement” means a document described in Section 6 setting forth the terms and conditions applicable to an Award granted to a Participant.

d.

“Board of Directors” means the Board of Directors of the Corporation, as it may be comprised from time to time.

e.

“Cause” means (i) the willful and continued failure of the Participant to perform substantially the Participant’s duties with the Corporation or one of its affiliates (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Participant by the Board of Directors or the Chief Executive Officer of the Corporation which specifically identifies the manner in which the Board of Directors or Chief Executive Officer believes that the Participant has not substantially performed the Participant’s duties, or (ii) the willful engaging by the Participant in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Corporation. For purposes of this definition, no act or failure to act, on the part of the Participant, shall be considered “willful” unless it is done, or omitted to be done, by the Participant in bad faith or without reasonable belief that the Participant’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board of Directors or upon the instructions of the Chief Executive Officer or a senior officer of the Corporation or based upon the advice of counsel for the Corporation shall be conclusively presumed to be done, or omitted to be done, by the Participant in good faith and in the best interests of the Corporation. The cessation of employment of the Participant shall not be deemed to be for Cause unless and until there shall have been delivered to the Participant a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board of Directors at a meeting of the Board of Directors called and held for such purpose (after reasonable notice is provided to the Participant and the Participant is given an opportunity, together with counsel, to be heard before the Board of Directors), finding that, in the good faith opinion of the Board of Directors, the Participant is guilty of the conduct described in clause (i) or (ii) above, and specifying the particulars thereof in detail.

f.

“Change of Control” means any of the following:

(i)

The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) the then outstanding shares of common stock of the Corporation (the “Outstanding Rockwell Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Rockwell Voting Securities”); provided, however, that for purposes of this subparagraph (i), the following acquisitions shall not constitute a Change of Control: (w) any acquisition directly from the Corporation, (x) any acquisition by the Corporation, (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (z) any acquisition pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this Section 2(f); or

(ii)

Individuals who, as of October 1, 2011, constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to that date whose election, or nomination for election by the Corporation’s shareowners, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors; or

(iii)

Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation or the acquisition of assets of another entity (a “Corporate Transaction”), in each case, unless, following such Corporate Transaction, (A) all or substantially all of the individuals and entities who were the beneficial owners,

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respectively, of the Outstanding Rockwell Common Stock and Outstanding Rockwell Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Rockwell Common Stock and Outstanding Rockwell Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 30% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Corporate Transaction and (C) at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Corporate Transaction; or

(iv)

Approval by the Corporation’s shareowners of a complete liquidation or dissolution of the Corporation.

g.

“Change of Control Good Reason” means any of the following:

(i)

a material diminution in the Participant’s base compensation, target bonus opportunity or eligibility to receive long-term incentives;

(ii)

a material diminution in the Participant’s authority, duties, or responsibilities;

(iii)

a material diminution in the authority, duties or responsibilities of the supervisor to whom the Participant is required to report, including a requirement that the Participant report to a corporate officer or employee instead of reporting directly to the Board of Directors; or

(iv)

a material change in the geographic location at which the Participant must perform services.

Notwithstanding the foregoing, in the case of any Award that is subject to and not exempt from Section 409A, clause (i) above shall instead read as follows: “(i) a material diminution in the Participant’s base compensation;”.

For purposes of this definition, a Participant shall not be deemed to have incurred a termination of employment for a Change of Control Good Reason unless:

(i)

the condition constituting a Change of Control Good Reason occurs during the period commencing with the date of the Change of Control and ending on the second anniversary of the date of the Change of Control; and

(ii)

the Participant provides written notice to the Corporation of the existence of the condition constituting a Change of Control Good Reason within ninety (90) days of the initial existence of the condition constituting a Change of Control Good Reason and the Corporation or one of its affiliates is given thirty (30) days to cure such condition.

h.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

i.

“Committee” means the Compensation and Management Development Committee of the Board of Directors, as it may be comprised from time to time.

j.

“Corporation” means Rockwell Automation, Inc. and any successor thereto.

k.

“Covered Employee” means a covered employee within the meaning of Code Section 162(m)(3).

l.

“Dividend Equivalent” means an amount equal to the amount of cash dividends payable with respect to a share of Stock after the date specified in an Award Agreement with respect to an Award settled in Stock or an Award of Restricted Stock Units; provided, however, that no Dividend Equivalents shall be paid in respect of Awards of Options, SARs or Performance Shares.

m.

“Employee” means an individual who is an employee or a leased employee of, or a consultant to, the Corporation or a Subsidiary, but excludes members of the Board of Directors who are not also employees of the Corporation or a Subsidiary.

n.

“Exchange Act” means the Securities Exchange Act of 1934, and any successor statute, as it may be amended from time to time.

o.

“Executive Officer” means an Employee who is an executive officer of the Corporation as defined in Rule 3b-7 under the Exchange Act as it may be amended from time to time.

p.

“Fair Market Value” means the closing sale price of the Stock as reported in the New York Stock Exchange—Composite Transactions (or if the Stock is not then traded on the New York Stock Exchange, the closing sale price of the Stock on the stock exchange or over-the-counter market on which the Stock is principally trading) on the date of a determination (or on the next preceding day the Stock was traded if it was not traded on the date of a determination).

q.

“Incentive Stock Option” means an Option (or an option to purchase Stock granted pursuant to any other plan of the Corporation or a Subsidiary) intended to comply with Code Section 422.

r.

“Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.

s.

“Option” means an option to purchase Stock granted pursuant to Section 4(a).

t.

“Participant” means any Employee or Prospective Employee who has been granted an Award.

u.

“Performance Formula” means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained with respect to one or more Performance Goals. Performance Formulas may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

v.

“Performance Goal” means the level of performance, whether absolute or relative to a peer group or index, established by the Committee as the performance goal with respect to a Performance Measure. Performance Goals may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

w.

“Performance Measure” means one or more of the following selected by the Committee to measure the performance of the Corporation, a business unit (which may but need not be a Subsidiary) of the Corporation or both for a Performance Period: basic or diluted earnings per share; revenue; sales; operating income; earnings before or after interest, taxes, depreciation or

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amortization; return on capital; return on invested capital; return on equity; return on assets; return on net assets; return on sales; cash flow; operating cash flow; free cash flow; working capital; stock price; and total shareowner return. Each such measure, to the extent applicable, shall be determined in accordance with generally accepted accounting principles as consistently applied by the Corporation and, if so determined by the Committee at the time the Award is granted and to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

x.

“Performance Period” means one or more periods of time (of not less than one fiscal year of the Corporation), as the Committee may designate, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s rights in respect of an Award.

y.

“Performance Share” means an Award denominated in Stock granted pursuant to Section 4(f).

z.

“Performance Unit” means an Award denominated in cash granted pursuant to Section 4(e).

aa.

“Plan” means this 2012 Long-Term Incentives Plan as adopted by the Corporation and in effect from time to time.

bb.

“Prior Plans” means the Rockwell Automation, Inc. 2008 Long-Term Incentives Plan and the Rockwell Automation, Inc. 2000 Long-Term Incentives Plan, each as amended.

cc.

“Prospective Employee” means an individual who at the time of the grant of an Award has been extended an offer of employment with the Corporation or a Subsidiary but who has not yet accepted said offer and become an Employee.

dd.

“Restricted Stock” means an Award of Stock subject to restrictions granted pursuant to Section 4(c).

ee.

“Restricted Stock Unit” means an Award denominated in Stock granted pursuant to Section 4(d).

ff.

“SAR” means a stock appreciation right with respect to Stock granted pursuant to Section 4(b).

gg.

“Section 409A” means Code Section 409A, including any regulations and other guidance issued thereunder by the Department of the Treasury and/or the Internal Revenue Service.

hh.

“Section 409A Change of Control” means a Change of Control that meets the requirements of Treasury Regulation Section 1.409A-3(i)(5).

ii.

“Separation from Service” has the meaning set forth in Section 409A.

jj.

“Stock” means shares of Common Stock, par value $1 per share, of the Corporation or any security of the Corporation issued in substitution, exchange or lieu thereof.

kk.

“Subsidiary” means (i) any corporation or other entity in which the Corporation, directly or indirectly, has ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation or other entity and (ii) any corporation or other entity in which the Corporation has a significant equity interest and which the Committee has determined to be considered a Subsidiary for purposes of the Plan.

Section 3: Eligibility

The Committee may grant one or more Awards to any Employee or Prospective Employee designated by it to receive an Award.

Section 4: Awards

The Committee may grant any one or more of the following types of Awards, and any such Award may be granted by itself, together with another Award that is linked and alternative to the Award with which it is granted or together with another Award that is independent of the Award with which it is granted:

a.

Options. An Option is an option to purchase a specified number of shares of Stock exercisable at such time or times and subject to such terms and conditions as the Committee may determine consistent with the provisions of the Plan, including the following:

(i)

The exercise price per share of an Option shall not be less than 100% of the Fair Market Value on the date the Option is granted, and no Option may be exercisable more than 10 years after the date the Option is granted.

(ii)

The exercise price of an Option shall be paid in cash or, at the discretion of the Committee, in Stock valued at the Fair Market Value on the date of exercise, by withholding shares of Stock for which the Option is exercisable valued at the Fair Market Value on the date of exercise or through any combination of the foregoing.

(iii)

No fractional shares of Stock will be issued or accepted. The Committee may impose such other conditions, restrictions and contingencies with respect to shares of Stock delivered pursuant to the exercise of an Option as it deems desirable.

(iv)

Incentive Stock Options shall be subject to the following additional provisions:

A.

No grant of Incentive Stock Options to any one Employee shall cover a number of shares of Stock whose aggregate Fair Market Value (determined on the date the Option is granted), together with the aggregate Fair Market Value (determined on the respective date of grant of any Incentive Stock Option) of the shares of Stock covered by any Incentive Stock Options that have been previously granted under the Plan or any other plan of the Corporation or any Subsidiary and that are exercisable for the first time during the same calendar year, exceeds $100,000 (or such other amount as may be fixed as the maximum amount permitted by Code Section 422(d)); provided, however, that, if such limitation is exceeded, the Incentive Stock Options granted in excess of such limitation shall be treated as Non-Qualified Stock Options.

B.

No Incentive Stock Option may be granted under the Plan after November 2, 2021.

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C.

No Incentive Stock Option may be granted to any Participant who on the date of grant is not an employee of the Corporation or a corporation that is a subsidiary of the Corporation within the meaning of Code Section 424(f).

(v)

No Option may be exercisable as to one-third of the shares of Stock underlying such Option before the first anniversary of the date the Option was granted, as to an additional one-third of the shares of Stock underlying such Option before the second anniversary of the date the Option was granted, and as to the balance of the shares of Stock underlying such Option before the third anniversary of the date the Option was granted, except, in each case, in the event of death, disability, retirement or a Change of Control.

b.

Stock Appreciation Rights (SARs). A SAR is the right to receive a payment measured by the excess of the Fair Market Value of a specified number of shares of Stock on the date on which the Participant exercises the SAR over the grant price of the SAR determined by the Committee, which shall be exercisable at such time or times and subject to such terms and conditions as the Committee may determine consistent with the provisions of the Plan, including the following:

(i)

The grant price of a SAR shall not be less than 100% of the Fair Market Value of the shares of Stock covered by the SAR on the date the SAR is granted, and no SAR may be exercisable more than 10 years after the date the SAR is granted.

(ii)

SARs may be (A) freestanding SARs or (B) tandem SARs granted in conjunction with an Option, either at the time of grant of the Option or at a later date, and exercisable at the Participant’s election instead of all or any part of the related Option.

(iii)

The payment to which the Participant is entitled on exercise of a SAR may be in cash, in Stock valued at the Fair Market Value on the date of exercise or partly in cash and partly in Stock (as so valued), as the Committee may determine.

(iv)

No SAR may be exercisable as to one-third of the shares of Stock underlying such SAR before the first anniversary of the date the SAR was granted, as to an additional one-third of the shares of Stock underlying such SAR before the second anniversary of the date the SAR was granted, and as to the balance of the shares of Stock underlying such SAR before the third anniversary of the date the SAR was granted, except, in each case, in the event of death, disability, retirement or a Change of Control.

c.

Restricted Stock. Restricted Stock is Stock that is issued to a Participant subject to such restrictions on transfer and such other restrictions on incidents of ownership as the Committee may determine, which restrictions shall lapse at such time or times or upon the occurrence of such event or events as the Committee may determine, including but not limited to the achievement, over a specified period of time, of one or more specific goals with respect to performance of the Corporation, a business unit (which may but need not be a Subsidiary) of the Corporation or that Participant. Notwithstanding the foregoing, in the case of an Award of Restricted Stock that is subject to restrictions that lapse solely over a specified period of time, no restrictions may lapse as to any portion of such Award before the first anniversary of the date such Award was granted, as to two-thirds of such Award before the second anniversary of the date such Award was granted, and as to one-third of such Award before the third anniversary of the date such Award was granted, except, in each case, in the event of death, disability, retirement or a Change of Control. Subject to the specified restrictions, the Participant as owner of those shares of Restricted Stock shall have the rights of the holder thereof, except that the Committee may provide at the time of the Award that any dividends or other distributions paid with respect to that Stock while subject to those restrictions shall not be payable or shall be accumulated, with or without interest, or reinvested in Stock and held subject to the same restrictions as the Restricted Stock and such other terms and conditions as the Committee shall determine. Shares of Restricted Stock shall be deemed beneficially owned by the Participant and, at the Corporation’s sole discretion, shall be held in book-entry form subject to the Corporation’s instructions, in a nominee account for the Corporation or shall be evidenced by a certificate, which shall bear an appropriate restrictive legend, shall be subject to appropriate stop-transfer orders and shall be held in custody by the Corporation until the restrictions on those shares of Restricted Stock lapse.

d.

Restricted Stock Unit. A Restricted Stock Unit is an Award of a right to receive at a specified future date an amount based on the Fair Market Value of a specified number of shares of Stock on the payout date, subject to such terms and conditions as the Committee may establish, including but not limited to the achievement, over a specified period of time, of one or more specific goals with respect to performance of the Corporation, a business unit (which may but need not be a Subsidiary) of the Corporation or the Participant to whom the Restricted Stock Units are granted. Notwithstanding the foregoing, in the case of an Award of Restricted Stock Units that provides for payout based solely on the passage of a specified period of time, no payout of such Award may be made as to any portion of such Award before the first anniversary of the date such Award was granted, as to two-thirds of such Award before the second anniversary of the date such Award was granted, and as to one-third of such Award before the third anniversary of the date such Award was granted, except, in each case, in the event of death, disability, retirement or a Change of Control. Restricted Stock Units that become payable in accordance with their terms and conditions shall be paid out in Stock, in cash based on the Fair Market Value of the Stock underlying the Restricted Stock Units on the payout date (or at the sole discretion of the Committee, the day immediately preceding that date) or partly in cash (as so based) and partly in Stock, as the Committee may determine. Any person who holds Restricted Stock Units shall have no ownership interest in any shares of Stock to which such Restricted Stock Units relate until and unless payment with respect to such Restricted Stock Units is actually made in shares of Stock. The Committee may provide for no deemed accumulation of Dividend Equivalents or for the deemed accumulation of Dividend Equivalents in cash, with or without interest, or the deemed reinvestment of Dividend Equivalents in Stock held subject to the same conditions as the Restricted Stock Unit and/or such other terms and conditions as the Committee shall determine.

e.

Performance Units. A Performance Unit is an Award denominated in cash, the amount of which may be based on the achievement, over a specified period of time, of one or more specific goals with respect to performance of the Corporation, a business unit (which may but need not be a Subsidiary) of the Corporation or the Participant to whom the Performance Units are granted. Notwithstanding the foregoing, in the case of an Award of Performance Units that provides for payout based solely on the achievement of one or more specific performance goals, no payout of such Award may be made as to any portion of such Award before the first anniversary of the date such Award was granted, except in the event of death, disability, retirement or a Change of Control. The amount that may be paid to any one Participant with respect to Performance Units shall not exceed $5 million for any one Performance Period. Performance Units that become payable in accordance with their terms and conditions shall

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be paid out in cash, in Stock valued at the Fair Market Value on the payout date (or at the sole discretion of the Committee, the day immediately preceding that date) or partly in cash and partly in Stock (as so valued), as the Committee may determine.

f.

Performance Shares. A Performance Share is an Award of a right to receive at a specified future date an amount based on the Fair Market Value of a specified number of shares of Stock on the payout date, subject to such terms and conditions as the Committee may establish, including but not limited to the achievement, over a specified period of time, of one or more specific goals with respect to performance of the Corporation, a business unit (which may but need not be a Subsidiary) of the Corporation or the Participant to whom the Performance Shares are granted. Notwithstanding the foregoing, in the case of an Award of Performance Shares that provides for payout based solely on the achievement of one or more specific performance goals, no payout of such Award may be made as to any portion of such Award before the first anniversary of the date such Award was granted, except in the event of death, disability, retirement or a Change of Control. Performance Shares that become payable in accordance with their terms and conditions shall be paid out in Stock, in cash based on the Fair Market Value of the Stock underlying the Performance Shares on the payout date (or at the sole discretion of the Committee, the day immediately preceding that date) or partly in cash (as so based) and partly in Stock, as the Committee may determine. Any person who holds Performance Shares shall have no ownership interest in any shares of Stock to which such Performance Shares relate until and unless payment with respect to such Performance Shares is actually made in shares of Stock.

g.

Performance Compensation Awards.

(i)

The Committee may, at the time of grant of an Award (other than an Option or SAR) designate such Award as a “Performance Compensation Award” in order that such Award constitute qualified performance-based compensation under Code Section 162(m); provided, however, that no Performance Compensation Award may be granted to (x) a Prospective Employee or (y) an Employee who on the date of grant is a leased employee of, or a consultant to, the Corporation or a Subsidiary. With respect to each such Performance Compensation Award, the Committee shall (on or before the 90th day of the applicable Performance Period or such other period as may be required by Code Section 162(m)) establish, in writing, a Performance Period, Performance Measure(s), Performance Goal(s) and Performance Formula(s). Once established for a Performance Period, such items shall not be amended or otherwise modified if and to the extent such amendment or modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance-based compensation under Code Section 162(m).

(ii)

A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Goal(s) for that Award are achieved and the Performance Formula as applied against such Performance Goal(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall review and determine whether, and to what extent, the Performance Goal(s) for the Performance Period have been achieved and, if so, determine the amount of the Performance Compensation Award earned by the Participant for such Performance Period based upon such Participant’s Performance Formula. The Committee shall then determine the actual amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may in its sole discretion decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance. The maximum Performance Compensation Award for any one Participant for any one Performance Period shall be determined in accordance with Sections 4(e) and 5(h), as applicable.

h.

Deferrals. The Committee may require or permit Participants to defer the issuance or vesting of shares of Stock or the settlement of Awards under such rules and procedures as it may establish under the Plan. The Committee may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts or the payment or crediting of Dividend Equivalents on deferred settlements in shares of Stock. Notwithstanding the foregoing, no deferral will be permitted if it will result in the Plan becoming an “employee pension benefit plan” under Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is not otherwise exempt under Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA. In addition, notwithstanding the foregoing, it is the intent of the Corporation that any deferral made under this Section 4(h) shall (A) satisfy the requirements for exemption under Section 409A or (B) satisfy the requirements of Section 409A.

i.

Other Section 409A Provisions. In addition to the provisions related to the deferral of Awards under the Plan set forth in Section 4(h) and notwithstanding any other provision of the Plan to the contrary, the following provisions shall apply to Awards:

(i)

To the extent not otherwise set forth in the Plan, it is the intent of the Corporation that the Award Agreement for each Award shall set forth (or shall incorporate by reference to the Corporation’s Deferred Compensation Plan) such terms and conditions as are necessary to (A) satisfy the requirements for exemption under Section 409A or (B) satisfy the requirements of Section 409A.

(ii)

Without limiting the generality of the foregoing, it is the intent of the Corporation that any payment of dividends on Restricted Stock or any payment of Dividend Equivalents on Restricted Stock Units shall (A) satisfy the requirements for exemption under Section 409A or (B) satisfy the requirements of Section 409A, including without limitation, to the extent necessary, the establishment of a separate written arrangement providing for the payment of such dividends or Dividend Equivalents.

(iii)

Notwithstanding any other provision of the Plan to the contrary, the Corporation makes no representation that the Plan or any Award will be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to the Plan or any Award.

(iv)

Notwithstanding any other provision of the Plan to the contrary, in the case of any Award that is subject to and not exempt from Section 409A to the extent that payment is made on account of a “Change of Control”, “retirement”, “termination of employment” or “disability”, (A) all references to “Change of Control” (other than the references in Section 10(a)(ii)(x)) shall instead refer to “Change of Control that constitutes a “Section 409A Change of Control”, (B) all references to “retirement” shall instead refer to “retirement that constitutes a Separation from Service”, (C) all references to a Participant’s employment being terminated shall instead be to the Participant’s Separation from Service, and (D) all references to “disability” shall instead refer to a “disability” that meets the requirements of Treasury Regulation Section 1.409A-3(i)(4)(i).

(v)

Notwithstanding any other provision of the Plan to the contrary, in the case of any Award that is subject to and not exempt from Section 409A, if any payment with respect to such Award is

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payable to a Participant who is a "specified employee" (within the meaning of Section 409A(a)(2)(B)(i)) and such payment is subject to the six month delay in payment pursuant to Section 409A(a)(2)(B)(i) of the Code, such payment shall be delayed until six months after the Participant's Separation from Service (or earlier death) in accordance with the requirements of Section 409A.

Section 5: Stock Available under Plan

a.

Subject to the adjustment provisions of Section 9 and the provisions of this Section 5, the aggregate number of shares of Available Stock shall be ~~6.8~~ 11.8 million plus any shares of Stock subject to awards granted under the Prior Plans that may be available again for delivery pursuant to this Section 5.

b.

Each share of Stock issued or delivered pursuant to any Award (other than an Option or SAR) granted under this Plan shall, for purposes of Section 5(a), reduce the number of shares of Available Stock by two and twenty one hundredths (2.20) shares of Stock for each such share of Stock. Each share of Stock issued or delivered pursuant to any Option or SAR granted under this Plan shall, for purposes of Section 5(a), reduce the number of shares of Available Stock by one share of Stock for each such share of Stock.

c.

For purposes of this Section 5, if an Award (other than a Dividend Equivalent) is denominated in shares of Stock, the number of shares of Stock covered by such Award, or to which such Award relates (or in the case of Restricted Stock Units or Performance Shares, the maximum number of shares of Stock deliverable pursuant thereto), shall be counted on the date of grant of such Award against the aggregate number of shares of Available Stock.

d.

For purposes of this Section 5, Dividend Equivalents denominated in shares of Stock, dividends on Restricted Stock receivable in shares of Stock and Awards not denominated, but potentially payable, in shares of Stock shall be counted against the aggregate number of shares of Available Stock in such amount (subject to Section 5(b)) and at such time as the Dividend Equivalents, dividends and such Awards are settled in shares of Stock.

e.

For purposes of this Section 5, notwithstanding anything herein to the contrary, Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards or awards granted under the Prior Plans may only be counted once against the aggregate number of shares of Available Stock, and the Committee shall adopt procedures, as it deems appropriate, in order to avoid double counting.

f.

For purposes of this Section 5, notwithstanding anything herein to the contrary (other than as provided in the following sentence and in the last sentence of Section 7), (i) any shares of Stock covered by or related to Awards or awards granted under the Prior Plans that terminate by expiration, forfeiture, cancellation, or otherwise without the issuance or delivery of such shares of Stock, are settled in cash in lieu of shares of Stock, or are exchanged with the Committee’s permission, prior to the issuance of shares of Stock, for Awards not involving shares of Stock, shall be available again for delivery pursuant to the Plan and (ii) with respect to any Award described in Section 5(c)(other than an Option or SAR), upon exercise, settlement or payment thereof with shares of Stock in an amount less than the number of shares of Stock counted on the date of grant against the aggregate number of shares of Available Stock, a number of shares of Stock equal to such deficit shall be available again on the date of such exercise, settlement or payment for delivery pursuant to the Plan. Notwithstanding the foregoing, (x) shares of Stock that are delivered to or withheld by the Corporation to pay all or any portion of the exercise price or withholding taxes under Awards or awards granted under the Prior Plans shall not be made available again for delivery pursuant to the Plan, (y) shares of Stock that are repurchased by the Corporation with Option proceeds shall not be added back to the Available Stock and (z) there shall be no adjustment to the number of shares of Available Stock upon the exercise or settlement of SARs in whole or in part in shares of Stock, regardless of the number of shares of Stock issued or delivered in connection with such exercise or settlement, and the number of shares of Available Stock will be reduced by the number of shares of Stock covered by the SAR on the date the SAR was granted.

g.

For purposes of this Section 5, any shares of Stock that are delivered by the Corporation, and any Awards that are granted by, or become obligations of, the Corporation, through the assumption by the Corporation or a Subsidiary of, or in substitution for, outstanding awards previously granted by an acquired company, shall not be counted against the aggregate number of shares of Available Stock.

h.

Subject to the adjustment provisions of Section 9, no single Participant shall receive Awards, in any fiscal year of the Corporation, in the form of (i) Options or SARs that would result in the number of shares of Stock that relate to Options, SARs and options to purchase Stock or stock appreciation rights under any other plan of the Corporation or a Subsidiary granted to such Participant during such fiscal year exceeding 900,000 shares; and (ii) Restricted Stock, Restricted Stock Units or Performance Shares that would result in the number of shares of Stock granted as Restricted Stock, deliverable in payment of Restricted Stock Units or Performance Shares granted and granted as restricted stock or deliverable in payment of restricted stock units or performance shares granted under any other plan or program of the Corporation or a Subsidiary to such Participant during such fiscal year exceeding 450,000 shares.

i.

The Stock that may be delivered on grant, exercise or settlement of an Award under the Plan may consist, in whole or in part, of shares held in treasury or authorized but unissued shares. At all times the Corporation will reserve and keep available a sufficient number of shares of Stock to satisfy the requirements of all outstanding Awards made under the Plan.

Section 6: Award Agreements

Each Award under the Plan shall be evidenced by an Award Agreement. Each Award Agreement shall set forth the terms and conditions applicable to the Award, including but not limited to (i) provisions for the time at which the Award becomes exercisable or otherwise vests; (ii) provisions for the treatment of the Award in the event of the termination of a Participant’s status as an Employee; (iii) any special provisions applicable in the event of

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an occurrence of a Change of Control, as determined by the Committee consistent with the provisions of the Plan; and (iv) in the Committee’s sole discretion, any additional provisions as may be necessary to (A) satisfy the requirements for exemption under Section 409A or (B) satisfy the requirements of Section 409A.

Section 7: Amendment and Termination

The Board of Directors may at any time amend, suspend or terminate the Plan, in whole or in part; provided, however, that, without the approval of the shareowners of the Corporation, no such action shall (i) increase the number of shares of Available Stock as set forth in Section 5 (other than adjustments pursuant to Section 9), (ii) change the class of persons eligible to participate in the Plan, (iii) amend Section 4(a)(v) to allow for accelerated exercisability of Awards of Options described in such clause, (iv) amend Section 4(b)(iv) to allow for accelerated exercisability of Awards of SARs described in such clause, (v) amend the second sentence of Section 4(c) to allow for accelerated lapses of restrictions on Awards of Restricted Stock described in such sentence, (vi) amend the second sentence of Section 4(d) to allow for accelerated payouts of Awards of Restricted Stock Units described in such sentence, (vii) amend the second sentence of Section 4(e) to allow for accelerated payouts of Awards of Performance Units described in such sentence, (viii) amend the second sentence of Section 4(f) to allow for accelerated payouts of Awards of Performance Shares described in such sentence, or (ix) materially increase the benefits accruing to Participants under the Plan, or otherwise be effective to the extent that such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan, including applicable requirements of the New York Stock Exchange; and provided, further, that, subject to Section 9, no such action shall impair the rights of any holder of an Award without the holder’s consent. The Committee may, subject to the Plan, at any time alter or amend any or all Award Agreements to the extent permitted by applicable law; provided, however, that, subject to Section 9, (A) no such alteration or amendment shall impair the rights of any holder of an Award without the holder’s consent and (B) without the approval of the shareowners of the Corporation, no such alteration or amendment shall accelerate (x) the exercisability of an Award of Options or SARs, (y) the lapse of restrictions on an Award of Restricted Stock or (z) the payout of an Award of Restricted Stock Units, Performance Units or Performance Shares, except, in each case described in this clause (B), in the event of death, disability, retirement or a Change of Control. Notwithstanding the foregoing, neither the Board of Directors nor the Committee shall (except pursuant to Section 9) amend the Plan or any Award Agreement to reprice any Option or SAR whose exercise price is above the then Fair Market Value of the Stock subject to the Award, whether by decreasing the exercise price, canceling the Award and granting a substitute Award, repurchasing the Award for cash, or otherwise.

Section 8: Administration

a.

The Plan and all Awards shall be administered by the Committee.

b.

Any member of the Committee who, at the time of any proposed grant of one or more Awards, is not both an “outside director” as defined for purposes of Code Section 162(m) and a “Non-Employee Director” as defined in Rule 16b-3(b)(3)(i) under the Exchange Act shall abstain from and take no part in the Committee’s action on the proposed grant.

c.

The Committee shall have full and complete authority, in its sole and absolute discretion, (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any related document, (iii) to prescribe, amend and rescind rules relating to the Plan, (iv) to make all determinations necessary or advisable in administering the Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan. The actions and determinations of the Committee on all matters relating to the Plan and any Awards will be final and conclusive. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among Employees or Prospective Employees who receive, or who are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

d.

The Committee and others to whom the Committee has delegated such duties shall keep a record of all their proceedings and actions and shall maintain all such books of account, records and other data as shall be necessary for the proper administration of the Plan.

e.

The Corporation shall pay all reasonable expenses of administering the Plan, including but not limited to the payment of professional fees.

f.

It is the intent of the Corporation that the Plan and Awards hereunder satisfy, and be interpreted in a manner that satisfy: (i) in the case of Participants who are or may be Executive Officers, the applicable requirements of Rule 16b-3 under the Exchange Act, so that such persons will be entitled to the benefits of Rule 16b-3, or other exemptive rules under Section 16 of the Exchange Act, and will not be subjected to avoidable liability under Section 16(b) of the Exchange Act; (ii) in the case of Performance Compensation Awards to Covered Employees, the applicable requirements of Code Section 162(m); and (iii) either the requirements for exemption under Section 409A or the requirements of Section 409A. If any provision of the Plan or of any Award Agreement would otherwise frustrate or conflict with the intent expressed in this Section 8(f), that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent and to the extent legally permitted, such provision shall be deemed void as to the applicable Participant.

g.

The Committee may appoint such accountants, counsel, and other experts as it deems necessary or desirable in connection with the administration of the Plan.

h.

The Committee may delegate, and revoke the delegation of, all or any portion of its authority and powers under the Plan to the Chief Executive Officer of the Corporation, except that the Committee may not delegate any discretionary authority with respect to Awards granted to the Chief Executive Officer of the Corporation or substantive decisions or functions regarding the Plan or Awards to the extent inconsistent with the intent expressed in Section 8(f) or to the extent prohibited by applicable law.

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Section 9: Adjustment Provisions

a.

In the event of any change in or affecting the outstanding shares of Stock by reason of a stock dividend or split, merger or consolidation (whether or not the Corporation is a surviving corporation), recapitalization, reorganization, combination or exchange of shares or other similar corporate changes or an extraordinary dividend in cash, securities or other property, the Board of Directors shall make such amendments to the Plan and outstanding Awards and Award Agreements and make such equitable and other adjustments and take such actions thereunder as are applicable under the circumstances. Such equitable adjustments as they relate to outstanding Awards shall be required to ensure that the intrinsic value of each outstanding Award immediately after any of the aforementioned events is equal to the intrinsic value of each outstanding Award immediately prior to any of such aforementioned events. Such amendments, adjustments and actions shall include, without limitation, as applicable, changes in the number of shares of Available Stock, the maximum number of shares of Stock that may be granted or delivered as or in payment of Awards to any single Participant pursuant to the Plan, including those that are then covered by outstanding Awards, the number of shares of Stock subject to outstanding Awards, the Option exercise price under outstanding Options and the SAR grant price under outstanding SARs, and accelerating the vesting of outstanding Awards.

b.

The existence of the Plan and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Board of Directors or the shareowners of the Corporation to make or authorize any adjustment, recapitalization, reorganization or other change in its capital structure, any merger or consolidation of the Corporation, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, the dissolution or liquidation of the Corporation or any sale or transfer of all or any part of its assets or business, any dividend of Stock, cash, securities or other property, or any other corporate act or proceeding.

Section 10: Miscellaneous

a.

Change of Control. Except as otherwise determined by the Committee at the time of the grant of an Award, and except as is necessary to satisfy the requirements for exemption under Section 409A or the requirements of Section 409A:

(i)

in the case of all Awards (other than Awards granted to Executive Officers), upon a Change of Control, all outstanding Options and SARs will become vested and exercisable; all restrictions on Restricted Stock will lapse; all performance goals applicable to Awards will be deemed achieved at levels determined by the Committee and all other terms and conditions met; all Performance Units, Restricted Stock Units and Performance Shares will be paid out as promptly as practicable; and all other Awards will be delivered or paid; and

(ii)

in the case of Awards granted to Executive Officers, (x) if (A) a Change of Control occurs, (B) all such Awards that are outstanding are assumed or substituted with comparable awards by the successor corporation in such Change of Control or its parent corporation and (C) within two years of such Change of Control the Executive Officer’s employment is terminated (1) by reason of death or disability, (2) by the Executive Officer for a Change of Control Good Reason or (3) by the Corporation other than for Cause or (y) if (A) a Change of Control occurs and (B) all such Awards that are outstanding are not assumed or substituted with comparable awards by the successor corporation in such Change of Control or its parent corporation, all outstanding Options and SARs (and, in the case of clause (x), any substituted awards of options or stock appreciation rights) will become vested and exercisable; all restrictions on Restricted Stock (and, in the case of clause (x), any substituted awards of restricted stock) will lapse; all performance goals applicable to Awards (and, in the case of clause (x), any substituted awards) will be deemed achieved at levels determined by the Committee and all other terms and conditions met; all Performance Units, Restricted Stock Units and Performance Shares (and, in the case of clause (x), any substituted awards of performance units, restricted stock units or performance shares) will be paid out as promptly as practicable; and all other Awards (and, in the case of clause (x), any other substituted awards) will be delivered or paid.

Notwithstanding the foregoing, in the case of any Award that is subject to and not exempt from Section 409A, any payment of amounts or delivery of shares under such Awards will be paid promptly and in any event within ninety (90) days of such Change of Control in the case of subclauses (i) and (ii)(y) above and within ninety (90) days of the Participant’s Separation from Service in the case of clause (ii)(x) above.

b.

Nonassignability. Except as otherwise provided by the Committee, no Award shall be assignable or transferable except by will or by the laws of descent and distribution; provided, however, that under no circumstances shall an Award be transferrable for value or consideration to the Participant.

c.

Other Payments or Awards. Nothing contained in the Plan shall be deemed in any way to limit or restrict the Corporation or a Subsidiary from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

d.

Payments to Other Persons. If payments are legally required to be made to any person other than the person to whom any payment is provided to be made under the Plan, then payments shall be made accordingly; provided however, to the extent that such payments would cause an Award to fail to satisfy the requirements for exemption under Section 409A or the requirements of Section 409A, the Committee may determine in its sole discretion not to make such payments in such manner. Any such payment shall be a complete discharge of the liability hereunder.

e.

Unfunded Plan. The Plan shall be unfunded. No provision of the Plan or any Award Agreement shall require the Corporation or a Subsidiary, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Corporation or a Subsidiary maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Corporation or a Subsidiary,

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except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under generally applicable law.

f.

Limits of Liability. Any liability of the Corporation or a Subsidiary to any Participant with respect to an Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement related thereto. Neither the Corporation or its Subsidiaries, nor any member of the Board of Directors or of the Committee, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken, or not taken, in good faith under the Plan.

g.

Rights of Employees and Prospective Employees. Status as an eligible Employee or Prospective Employee shall not be construed as a commitment that any Award shall be made under the Plan to such eligible Employee or Prospective Employee or to eligible Employees or Prospective Employees generally. Nothing contained in the Plan or in any Award Agreement shall confer upon any Employee or Prospective Employee any right to continue in the employ or other service of the Corporation or a Subsidiary or constitute any contract of employment or limit in any way the right of the Corporation or a Subsidiary to change such person’s compensation or other benefits or to terminate the employment or other service of such person with or without cause. A transfer of an Employee from the Corporation to a Subsidiary, or vice versa, or from one Subsidiary to another, and a leave of absence, duly authorized by the Corporation, shall not be deemed a termination of employment or other service; provided, however, that, to the extent that Section 409A is applicable to an Award, Section 409A’s definition of “separation of service”, to the extent contradictory, may apply to determine when a Participant becomes entitled to a distribution upon termination of employment.

h.

Rights as a Shareowner. Except as set forth in the applicable Award Agreement for shares of Restricted Stock, a Participant shall have no dividend or other rights as a shareowner with respect to any Stock covered by an Award until the date the Participant becomes the holder of record thereof. Except as provided in Section 9, no adjustment shall be made for dividends or other rights, unless the Award Agreement specifically requires such adjustment.

i.

Withholding. Applicable taxes, to the extent required by law, shall be withheld in respect of all Awards. A Participant may satisfy the withholding obligation by paying the amount of any taxes in cash or, with the approval of the Committee, shares of Stock may be delivered to the Corporation or deducted from the payment to satisfy the obligation in full or in part. The amount of the withholding and the number of shares of Stock to be delivered to the Corporation or deducted in satisfaction of the withholding requirement shall be determined by the Corporation with reference to the Fair Market Value of the Stock when the withholding is required to be made; provided, however, that the amount of withholding to be paid in respect of Options exercised through the cashless method in which shares of Stock for which the Options are exercised are immediately sold may be determined by reference to the price at which said shares are sold. The Corporation shall have no obligation to deliver any Stock pursuant to the grant or settlement of any Award until it has been reimbursed for all required withholding taxes.

j.

Section Headings. The section headings contained herein are for the purpose of convenience only, and in the event of any conflict, the text of the Plan, rather than the section headings, shall control.

k.

Construction. In interpreting the Plan, the masculine gender shall include the feminine, the neuter gender shall include the masculine or feminine, and the singular shall include the plural unless the context clearly indicates otherwise. Any reference to a statutory provision or a rule under a statute shall be deemed a reference to that provision or any successor provision unless the context clearly indicates otherwise.

l.

Invalidity. If any term or provision contained herein or in any Award Agreement shall to any extent be invalid or unenforceable, such term or provision will be reformed so that it is valid, and such invalidity or unenforceability shall not affect any other provision or part thereof.

m.

Applicable Law. The Plan, the Award Agreements and all actions taken hereunder or thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to the conflict of law principles thereof.

n.

Compliance with Laws. Notwithstanding anything contained in the Plan or in any Award Agreement to the contrary, the Corporation shall not be required to sell, issue or deliver shares of Stock hereunder or thereunder if the sale, issuance or delivery thereof would constitute a violation by the Participant or the Corporation of any provisions of any law or regulation of any governmental authority or any national securities exchange; and as a condition of any sale or issuance the Corporation may require such agreements or undertakings, if any, as the Corporation may deem necessary or advisable to assure compliance with any such law or regulation.

o.

Supplementary Plans. The Committee may authorize supplementary plans applicable to Employees or Prospective Employees subject to the tax laws of one or more countries other than the United States and providing for the grant of Non-Qualified Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares to such Employees or Prospective Employees on terms and conditions, consistent with the Plan, determined by the Committee, which may differ from the terms and conditions of other Awards pursuant to the Plan for the purpose of complying with the conditions for qualification of Awards for favorable treatment under foreign tax laws. Notwithstanding any other provision hereof, Options granted under any supplementary plan shall include provisions that conform with Sections 4(a)(i), (ii), (iii) and (v); SARs granted under any supplementary plan shall include provisions that conform with Section 4(b); Restricted Stock granted under any supplementary plan shall include provisions that conform with Section 4(c); Restricted Stock Units granted under any supplementary plan shall include provisions that conform with Section 4(d); Performance Units granted under any supplementary plan shall include provisions that conform with Section 4(e) and Performance Shares granted under any supplementary plan shall include provisions that conform with Section 4(f).

p.

Effective Date and Term. The Plan was adopted by the Board of Directors on November 2, 2011 and will become effective upon approval by the Corporation’s shareowners. The Plan shall remain in effect until all Awards under the Plan have been exercised or terminated under the terms of the Plan and applicable Award Agreements; provided, however, that Awards under the Plan may be granted only within ten (10) years from the effective date of the Plan.

Rockwell Automation - FY2015 Proxy Statement    72

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APPENDIX B

AMENDMENT TO THE BY-LAWS OF

ROCKWELL AUTOMATION, INC.

(AS AMENDED AND RESTATED)

ARTICLE XI

EXCLUSIVE FORUM

Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s shareowners, (iii) any action asserting a claim against the Corporation or any director, officer or other employee of the Corporation arising pursuant to any provision of the Delaware General Corporation Law or the Corporation’s Certificate of Incorporation or By-laws (as either may be amended from time to time), or (iv) any action asserting a claim against the Corporation or any director, officer or other employee of the Corporation governed by the internal affairs doctrine will be a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware). If any action the subject matter of which is within the scope of the preceding sentence is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any shareowner, such shareowner will be deemed to have consented to (x) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce the preceding sentence and (y) having service of process made upon such shareowner in any such action by service upon such shareowner’s counsel in the Foreign Action as agent for such shareowner. Any person or entity owning, purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation will be deemed to have notice of and consented to the provisions of this Article XI.

Rockwell Automation - FY2015 Proxy Statement    73

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ADMISSION TO THE 2016 ANNUAL MEETING

You will need an admission card (or other proof of stock ownership) and proper identification for admission to the Annual Meeting of Shareowners in Milwaukee, Wisconsin on February 2, 2016. If you plan to attend the Annual Meeting, please be sure to request an admittance card by:

•

marking the appropriate box on the proxy card and mailing the card using the enclosed envelope;

•

indicating your desire to attend the meeting through our Internet voting procedure; or

•

calling our Shareowner Relations line at +1 (414) 382-8410.

An admission card will be mailed to you if:

•

your Rockwell Automation shares are registered in your name; or

•

your Rockwell Automation shares are held in the name of a broker or other nominee and you provide written evidence of your stock ownership as of the December 7, 2015 record date, such as a brokerage statement or letter from your broker.

Your admission card will serve as verification of your ownership.

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Rockwell Automation

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on January 28, 2016. Have your direction card in hand when you access the web site and follow the instructions to obtain your records and create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903 (toll-free for US and Canada Shareowners only)
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on January 28, 2016. Have your direction card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your direction card and return it in the postage-paid envelope we have provided or return it to Rockwell Automation, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 by January 28, 2016.

NOTE: If you transmit your voting instructions by Internet or telephone, you DO NOT NEED TO MAIL BACK your direction card. Your Internet or telephone instructions will authorize the trustee in the same manner as if you returned a signed direction card.

THANK YOU FOR VOTING

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M97977-P70379-Z66645

KEEP THIS PORTION FOR YOUR RECORDS

THIS DIRECTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

ROCKWELL AUTOMATION, INC.

Vote on Directors

A. To elect as directors of Rockwell Automation, Inc. the nominees listed below:

Nominees:

01) Keith D. Nosbusch
02) William T. McCormick, Jr.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends a vote FOR proposals B, C, D and E.

Vote on Proposals

	For	Against	Abstain
B. To approve the selection of Deloitte & Touche LLP as the Corporation's independent registered public accounting firm.	☐	☐	☐
C. To approve, on an advisory basis, the compensation of the Corporation's named executive officers.	☐	☐	☐
D. To approve an amendment to our 2012 Long-Term Incentives Plan to increase shares available for delivery.	☐	☐	☐
E. To approve an amendment to our by-laws to add an exclusive forum provision.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon matters incident to the conduct of and such other business as may properly come before the meeting.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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ROCKWELL AUTOMATION, INC.

ANNUAL MEETING OF SHAREOWNERS
TUESDAY, FEBRUARY 2, 2016
5:30 PM CST

YOUR VOTE IS IMPORTANT!
YOU CAN VOTE BY INTERNET, TELEPHONE OR MAIL. SEE THE INSTRUCTIONS ON THE OTHER SIDE OF THIS DIRECTION CARD.

IF YOU DID NOT RECEIVE PAPER COPIES OF THE ROCKWELL AUTOMATION NOTICE AND PROXY STATEMENT AND ANNUAL REPORT BECAUSE YOU CONSENTED TO VIEW THEM ON THE INTERNET, GO TO THE FOLLOWING INTERNET ADDRESS:

NOTICE AND PROXY STATEMENT AND ANNUAL REPORT: www.ProxyVote.com

FOLD AND DETACH HERE

M97978-P70379-Z66645

DIRECTION CARD
ROCKWELL AUTOMATION, INC.
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TO: FIDELITY MANAGEMENT TRUST COMPANY, TRUSTEE AND
BANCO POPULAR DE PUERTO RICO, TRUSTEE

You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell Automation common stock held for this account in the savings plans of Rockwell Automation, Inc. (Rockwell Automation Retirement Savings Plan and Rockwell Automation 1165(e) Plan) at the Annual Meeting of Shareowners of Rockwell Automation, Inc. to be held at Rockwell Automation Headquarters, 1201 South Second Street, Milwaukee, Wisconsin, on February 2, 2016, and at any postponement or adjournment thereof, as follows:

TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, CHECK THE BOXES "FOR" PROPOSALS A, B, C, D AND E, THEN SIGN, DATE AND RETURN THIS CARD BY JANUARY 28, 2016.

If you do not provide voting directions by January 28, 2016 the shares attributable to this account in savings plans of Rockwell Automation will not be voted.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
If you do not check the comments box on the reverse side, we will not receive your comments.

(continued and to be dated and signed on the other side)

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Rockwell Automation

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on February 1, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903 (toll-free for US and Canada Shareowners only)
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on February 1, 2016. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Rockwell Automation, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 by January 28, 2016.

NOTE: If you transmit your voting instructions by Internet or telephone, you DO NOT NEED TO MAIL BACK your proxy card. Your Internet or telephone instructions will authorize the trustee in the same manner as if you returned a signed proxy card.

THANK YOU FOR VOTING

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M97979-P70379-Z66645

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

ROCKWELL AUTOMATION, INC.

Vote on Directors

A. To elect as directors of Rockwell Automation, Inc. the nominees listed below:

Nominees:

01) Keith D. Nosbusch
02) William T. McCormick, Jr.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends a vote FOR proposals B, C, D and E.

Vote on Proposals

	For	Against	Abstain
B. To approve the selection of Deloitte & Touche LLP as the Corporation's independent registered public accounting firm.	☐	☐	☐
C. To approve, on an advisory basis, the compensation of the Corporation's named executive officers.	☐	☐	☐
D. To approve an amendment to our 2012 Long-Term Incentives Plan to increase shares available for delivery.	☐	☐	☐
E. To approve an amendment to our by-laws to add an exclusive forum provision.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon matters incident to the conduct of and such other business as may properly come before the meeting.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Back to Contents

ROCKWELL AUTOMATION, INC.

ANNUAL MEETING OF SHAREOWNERS
TUESDAY, FEBRUARY 2, 2016
5:30 PM CST

YOUR VOTE IS IMPORTANT!
YOU CAN VOTE BY INTERNET, TELEPHONE OR MAIL. SEE THE INSTRUCTIONS ON THE OTHER SIDE OF THIS PROXY CARD.

IF YOU DID NOT RECEIVE PAPER COPIES OF THE ROCKWELL AUTOMATION NOTICE AND PROXY STATEMENT AND ANNUAL REPORT BECAUSE YOU CONSENTED TO VIEW THEM ON THE INTERNET, GO TO THE FOLLOWING INTERNET ADDRESS:

NOTICE AND PROXY STATEMENT AND ANNUAL REPORT: www.ProxyVote.com

FOLD AND DETACH HERE

M97980-P70379-Z66645

PROXY CARD
ROCKWELL AUTOMATION, INC.
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Donald R. Parfet, Betty C. Alewine and Douglas M. Hagerman, jointly and severally, proxies, with full power of substitution, to vote shares of common stock which the undersigned is entitled to vote at the Annual Meeting of Shareowners to be held at Rockwell Automation, Inc., 1201 South Second Street, Milwaukee, Wisconsin, on February 2, 2016 or any postponement or adjournment thereof. SUCH PROXIES ARE DIRECTED TO VOTE AS SPECIFIED OR, IF NO SPECIFICATION IS MADE, "FOR" THE ELECTION OF THE NOMINEES PROPOSED FOR ELECTION AS DIRECTORS, "FOR" PROPOSALS B, C, D AND E, AND TO VOTE IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN AND DATE; NO BOXES NEED TO BE CHECKED.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
If you do not check the comments box on the reverse side, we will not receive your comments.

(continued and to be dated and signed on the other side)